As filed with the Securities and Exchange Commission on December 29, 2005


                                                     1933 Act File No. 033-07559
                                                     1940 Act File No. 811-04767


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ X ]
            Pre-Effective Amendment No.
                                           --------                        [   ]
            Post-Effective Amendment No.     31                            [ X ]
                                           --------

                                    and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ X ]
            Amendment No.                    32
                                          ---------
                        (Check appropriate box or boxes.)

                        HERITAGE GROWTH AND INCOME TRUST
               (Exact name of Registrant as Specified in Charter)

                              880 Carillon Parkway
                            St. Petersburg, FL 33716
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 573-3800

                           STEPHEN G. HILL, PRESIDENT
                              880 Carillon Parkway
                            St. Petersburg, FL 33716
                     (Name and Address of Agent for Service)

                                    Copy to:
                           CLIFFORD J. ALEXANDER, ESQ.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036



It is proposed that this filing will become effective (check appropriate box)
      [   ]  immediately upon filing pursuant to paragraph (b)
      [ X ]  on December 30, 2005 pursuant to paragraph (b)
      [   ]  on (date) pursuant to paragraph (a)(1)
      [   ]  75 days after filing pursuant to paragraph (a)(2)
      [   ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
      [   ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        HERITAGE GROWTH AND INCOME TRUST

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

            Cover Sheet

            Contents of Registration Statement

                  Prospectus

                  Statement of Additional Information

            Part C of Form N-1A

            Signature Page

            Exhibits

                                    [GRAPHIC]



  These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                                                       Heritage
                                                                         Mutual
                                                                          Funds
--------------------------------------------------------------------------------

                                                                     Prospectus

                                                     Capital Appreciation Trust

                                                               Core Equity Fund

                                                        Diversified Growth Fund

                                                        Growth and Income Trust

                                                           High Yield Bond Fund

                                                      International Equity Fund

                                                             Mid Cap Stock Fund

                                                           Small Cap Stock Fund

                                                        Class A, B and C Shares
                                                                 Privacy Notice

                                                       Heritage Family of Funds

                                January 3, 2006

                                    [GRAPHIC]



                880 Carillon Parkway, St. Petersburg, FL 33716
                                (800) 421-4184

Table of Contents
================================================================================


           PROSPECTUS
           ----------

           HERITAGE MUTUAL FUNDS
            Capital Appreciation Trust..........................  P-1
            Core Equity Fund....................................  P-4
            Diversified Growth Fund.............................  P-7
            Growth and Income Trust............................. P-10
            High Yield Bond Fund................................ P-13
            International Equity Fund........................... P-16
            Mid Cap Stock Fund.................................. P-19
            Small Cap Stock Fund................................ P-22
            Additional Information on Risk Factors.............. P-25

           MANAGEMENT OF THE FUNDS
            Who Manages Your Fund............................... P-28
            Manager............................................. P-28
            Subadvisers......................................... P-28
            Portfolio Managers.................................. P-29

           DISTRIBUTION OF FUND SHARES
            Distributor......................................... P-31
            Rule 12b-1 Distribution Plan........................ P-31

           YOUR INVESTMENT
            Before You Invest................................... P-31
            Choosing a Class of Shares.......................... P-31
            Sales Charge Reductions and Waivers................. P-33
            Payments to Financial Intermediaries................ P-34
            How to Invest....................................... P-36
            How to Sell Your Investment......................... P-37
            How to Exchange Your Shares......................... P-40
            Account and Transaction Policies.................... P-40
            Dividends, Capital Gain Distributions and Taxes..... P-43

           FINANCIAL HIGHLIGHTS
            Capital Appreciation Trust.......................... P-45
            Core Equity Fund.................................... P-46
            Diversified Growth Fund............................. P-47
            Growth and Income Trust............................. P-48
            High Yield Bond Fund................................ P-49
            International Equity Fund........................... P-50
            Mid Cap Stock Fund.................................. P-51
            Small Cap Stock Fund................................ P-52

           FOR MORE INFORMATION................................. P-53

           PRIVACY NOTICE
           --------------

           PRIVACY NOTICE TO CLIENTS OF HERITAGE FAMILY OF FUNDS PN-1

                             HERITAGE MUTUAL FUNDS


Capital Appreciation Trust
================================================================================

   Investment Objective. The Capital Appreciation Trust seeks long-term capital appreciation.

   Principal Investment Strategies. The Capital Appreciation Trust seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks selected for their potential to achieve capital appreciation over the long term.

   The fund's portfolio management team uses a "bottom-up" method of analysis based on fundamental research to determine which stocks to purchase for the fund. The portfolio management team purchases stock of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase such stocks that appear to be undervalued in relation to the company's long-term growth fundamentals. The portfolio management team invests in the stocks of companies of any size without regard to market capitalization.

   The fund will invest primarily in common stocks of companies that the portfolio management team believes have established positions in their industries and the potential for favorable long-term returns. The true worth of the companies' stocks, however, may not be recognized by the market or the stocks may be currently out of favor with investors. Although the fund is diversified, it normally will hold a core portfolio of stocks of fewer companies than many other diversified funds.

   As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


   Principal Risks. The greatest risk of investing in this fund is that you could lose money. This fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value also increases and decreases. Investments in this fund are subject to the following primary risks: broad stock market decline or decline in particular holdings known as stock market risk; lack of earnings increase or lack of dividend yield known as growth stock risk; mid-cap companies which have narrower commercial markets, less liquidity and less financial resources than large-cap companies known as mid-cap companies risk; small-cap companies which have narrower markets, less liquidity and less financial resources than mid-cap or large-cap companies known as small-cap companies risk; investments in government sponsored entities are obligations issued by agencies and instrumentalities of the U.S. Government and these obligations vary in the level of support they receive from the U.S. Government known as government sponsored entity risk; and a fund holding a core portfolio of stocks of fewer companies than other diversified funds known as focused holdings risk. Each of these factors is further explained in "Additional Information About Risk Factors".


                                 Prospectus 1

   How the Capital Appreciation Trust has Performed. The bar chart below and/or the table that follows illustrate annual fund and market benchmark returns for the periods ended December 31, 2004. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Capital Appreciation Trust's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                    [CHART]

1995    20.27%
1996    18.90%
1997    42.72%
1998    34.18%
1999    40.39%
2000    -8.55%
2001    -8.14%
2002   -24.39%
2003    26.65%
2004    12.61%



   For the ten-year period through December 31, 2004, the Class A shares' highest quarterly return (not annualized) was 27.36% for the quarter ended December 31, 1999 and the lowest quarterly return was -24.63% for the quarter ended September 30, 2001. For the period from January 1, 2005 through September 30, 2005, Class A shares' total return (not annualized) was 0.76%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.



AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2004)
Fund Return (After Deduction of Sales Charges and Expenses)           1 Year 5 Years 10 Years
-----------------------------------------------------------           ------ ------- --------
       Class A (Inception 12/12/85)
          Before Taxes...............................................  7.26% -2.91%   12.74%
          After Taxes on Distributions...............................  7.26% -3.52%   11.04%
        After Taxes on Distributions and Sale of Fund Shares.........  6.17% -2.73%   10.42%
                                                                      1 Year 5 Years Lifetime
                                                                      ------ ------- --------
       Class B (Inception 01/02/98)
          Before Taxes............................................... 11.77% -2.64%    7.27%
       Class C (Inception 04/03/95 )
          Before Taxes............................................... 11.78% -2.64%   12.35%
---------------------------------------------------------------------------------------------
Indices (before taxes, fees, expenses)                                1 Year 5 Years 10 Years
--------------------------------------                                ------ ------- --------
       S&P 500 Index/(a)/............................................ 10.88% -2.30%   12.07%
       Russell 1000(R) Growth Index/(b)/.............................  6.30% -9.29%    9.59%


(a) The Standard & Poor's 500 Composite Stock Index (S&P 500) is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

(b) The Russell 1000(R) Growth Index measures performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

                                 Prospectus 2

   What are the Costs of Investing in the Capital Appreciation Trust. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Trust. The fund's expenses are based on actual expenses incurred for the fiscal year ended August 31, 2005.


SHAREHOLDER FEES (fees paid directly from your investment):
                                                                Class A   Class B Class C
                                                               -------    ------- -------
Maximum Sales Charge Imposed on Purchases (as a %
 of offering price)...........................................    4.75%    None    None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower)..........................................  None/(a)/   5%      1%
Redemption Fee (as a % of amount redeemed, if applicable)/(b)/     2%       2%      2%


ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                             Class A Class B Class C
                                             ------- ------- -------
Management Fees.............................  0.75%   0.75%   0.75%
Distribution and Service (12b-1) Fees/(c)/..  0.25%   1.00%   1.00%
Other Expenses..............................  0.18%   0.18%   0.18%
                                              -----   -----   -----
Total Annual Fund Operating Expenses/(d)/...  1.18%   1.93%   1.93%
                                              =====   =====   =====

(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell the shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.

(b) The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.

(c) Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.50% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.

(d) Heritage Asset Management, Inc. has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.60% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.10% of that class' average daily net assets for the fund's 2006 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

   Expense Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                             Year 1 Year 3 Year 5 Year 10
A shares...............................  $590   $832  $1,093 $1,839
B shares
  Assuming redemption at end of period.  $596   $906  $1,142 $2,059
  Assuming no redemption...............  $196   $606  $1,042 $2,059
C shares...............................  $196   $606  $1,042 $2,254


   Portfolio Managers. Herbert E. Ehlers, Steven M. Barry, Gregory H. Ekizian, and David G. Shell manage the investment portfolio. Mr. Ehlers serves as Chairman of the Growth Team and Messrs. Barry, Ekizian, and Shell are Chief Investment Officers and portfolio managers of the Growth Team. Messrs. Ehlers, Barry, Ekizian and Shell are responsible for the day-to-day management of the fund.


                                 Prospectus 3

Core Equity Fund
================================================================================

   Investment Objective. The Core Equity Fund seeks long-term growth through capital appreciation.

   Principal Investment Strategies. The Core Equity Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. This policy will not be changed without 60 calendar days' advance notice to shareholders. The fund seeks to invest in equity securities consisting primarily of common stocks of large U.S. companies (i.e., typically having a market capitalization over $5 billion at the time of investment) which the portfolio managers believe have the potential for growth over the intermediate and long-term. The fund may also invest in preferred stocks and convertible securities that the portfolio managers believe may permit the fund to achieve its investment objective.

   The fund will invest in established companies that the portfolio managers determine are undervalued relative to their earnings growth prospects. The portfolio managers' strategy combines a "bottom up" research process with a relative-valuation discipline in purchasing stocks. In general, the fund's portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above the S&P 500 Index, (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to the S&P 500 Index. Although the fund is diversified, it normally will hold a focused portfolio of stocks of fewer companies than many other diversified funds.

   As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. If the portfolio manager invokes this strategy, the fund's ability to achieve its investment objective may be affected adversely.

   Principal Risks. The greatest risk of investing in this fund is you could lose money. This fund invests primarily in equity securities whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value also increases and decreases. Investments in this fund are subject to the following primary risks: broad stock market decline or decline in particular holdings known as stock market risk; lack of earnings increase or lack of dividend yield known as growth stock risk; a stock's true value may not be fully realized by the market known as value stock risk; investments in government sponsored entities are obligations issued by agencies and instrumentalities of the U.S. Government and these obligations vary in the level of support they receive from the U.S. Government known as government sponsored entity risk; and a fund holding a core portfolio of stocks of fewer companies than other diversified funds known as focused holdings risk. Each of these factors is further explained in "Additional Information About Risk Factors".

   How the Core Equity Fund Performed. No performance information is presented for the fund because the fund has not been in operation for a full calendar year.

   What are the Costs of Investing in the Core Equity Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Core Equity Fund. The fund's expenses are based on estimated expenses to be incurred for the fiscal year ending October 31, 2006.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                                Class A  Class C
                                                               --------- -------
Maximum Sales Charge Imposed on Purchases (as a % of
 offering price)..............................................   4.75%    None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower).......................................... None/(a)/   1%
Redemption Fee (as a % of amount redeemed, if applicable)/(b)/    2%       2%

                                 Prospectus 4

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                Class A    Class C
                                                -------    -------
Management Fees................................   0.75%      0.75%
Distribution and Service (12b-1) Fees/(c)/.....   0.25%      1.00%
Other Expenses.................................   2.25%      2.25%
                                                 -------    -------
Total Annual Fund Operating Expenses...........   3.25%      4.00%
Fee Waiver and/or Expense Reimbursement/(d)/... (1.60)%    (1.60)%
                                                 -------    -------
Net Expenses...................................   1.65%      2.40%
                                                 =======    =======


(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
(b) The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.
(c) Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.
(d) Heritage Asset Management, Inc. has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.65% of the class' average daily net assets and Class C annual operating expenses exceed 2.40% of that class' average daily net assets for the fund's 2006 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

   Expense Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Because the fee waiver and expense reimbursement are only guaranteed through the fund's 2006 fiscal year, net expenses are used to calculate Year 1, and total annual fund operations expenses are used to calculate costs in Years 2 and 3. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class Year 1 Year 3
 A shares..  $635  $1,286
 C shares..  $341  $1,161


   Portfolio Managers. Richard Skeppstrom, CFA, a Managing Director, E. Craig Dauer, Co-Portfolio Manager, John G. Jordan III, Co-Portfolio Manager and Robert Marshall, Co-Portfolio Manager, are responsible for the day-to-day management of the Fund.


Historical Performance of Accounts Similar to the Core Equity Fund
================================================================================


   As of the date of this prospectus, the fund has not been operational for a full calendar year. Thus, the fund does not have a full calendar year's worth of performance. The performance shown below consists of the Eagle Asset Management, Inc. Core Equity Composite ("Eagle Composite"), which is a composite of private accounts managed by Eagle that have investment objectives, policies and strategies substantially similar to those of the fund. Performance figures are not the performance of the fund and are no guarantee of future results in managing the fund. This composite performance information should not be considered a substitute for the fund's performance.


   Certain investment, diversification and tax law limitations that are imposed on registered investment companies such as the fund are not applicable to the Eagle Composite and may have adversely affected the performance of the Eagle Composite had they been applicable. In addition, the Eagle Composite has lower overall expenses than the fund; had the expenses of the Eagle Composite been the same as those of the fund, the Eagle Composite's total return would have been lower than that shown here.

                                 Prospectus 5

   The composite performance data shown below was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"). AIMR is a non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. The performance of the Eagle Composite has been calculated net of all advisory fees and operating expenses actually charged to each account.

AVERAGE ANNUAL TOTAL RETURN (for the periods ended September 30, 2005): 1 Year 3 Years
         Eagle Composite............................................... 11.55% 16.61%
         S&P 500 Index*................................................ 12.24% 16.71%
          (reflects no deduction of fees, expenses or taxes)

* The S&P 500 Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Unlike the Eagle Composite and the fund, the Index does not take into account any of the actual costs of investing, such as management fees and sales charges. That means that actual returns of the Index would be lower if they included the effect of such expenses and sales charges.

   The performance shown was prepared by Eagle and not the Manager. The current composite performance may vary from that shown.

                                 Prospectus 6

Diversified Growth Fund
================================================================================

   Investment Objective. The Diversified Growth Fund seeks long-term capital appreciation.

   Principal Investment Strategies. The Diversified Growth Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in the equity securities of companies that may have significant growth potential (growth companies).

   The fund's portfolio manager uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the fund. The portfolio manager attempts to purchase stocks that have the potential for above-average earnings or sales growth. Such stocks can typically have high price to earnings ratios. The fund invests a majority of its assets in common stocks of companies with total market capitalization between $1 billion and $16 billion, although the fund may invest a portion of its assets in common stocks of smaller or larger companies that it believes have significant growth potential. The portfolio manager generally does not emphasize investment in any particular investment sector or industry. However, the fund may invest in companies that rely extensively on technology in their processes, products or services, or may be expected to benefit from technological advances and improvement in industry, manufacturing and commerce (technology companies).

   The fund will invest primarily in equity securities of companies that the portfolio manager believes have high growth rates and strong prospects for their business or services. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-quality convertible securities.

   As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


   Principal Risks. The greatest risk of investing in this fund is you could lose money. This fund invests primarily in equity securities whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value also increases and decreases. Investments in this fund are subject to the following primary risks: broad stock market decline or decline in particular holdings known as stock market risk; lack of earnings increase or lack of dividend yield known as growth stock risk; mid-cap companies which have narrower commercial markets, less liquidity and less financial resources than large-cap companies known as mid-cap companies risk; investments in government sponsored entities are obligations issued by agencies and instrumentalities of the U.S. Government and these obligations vary in the level of support they receive from the U.S. Government known as government sponsored entity risk; and small-cap companies which have narrower markets, less liquidity and less financial resources than mid-cap or large-cap companies known as small-cap companies risk. Each of these factors is further explained in "Additional Information About Risk Factors".


                                 Prospectus 7

   How the Diversified Growth Fund has Performed. The bar chart below and/or the table that follows illustrate annual fund and market benchmark returns for the periods ended December 31, 2004. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Diversified Growth Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                    [CHART]

1999   48.38%
2000   -0.23%
2001    4.20%
2002  -13.11%
2003   32.03%
2004   10.96%



   From its inception on August 20, 1998 through December 31, 2004, the Class A shares' highest quarterly return (not annualized) was 36.81% for the quarter ended December 31, 1999 and the lowest quarterly return was -22.27% for the quarter ended September 30, 2001. For the period from January 1, 2005 through September 30, 2005, Class A Shares' total return (not annualized) was 4.71%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.



AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2004)
Fund Return (After Deduction of Sales Charges and Expenses) 1 Year 5 Years   Lifetime
----------------------------------------------------------- ------ ------- ------------
  Class A (Inception 08/20/98)
     Before Taxes..........................................  5.69%  4.74%     14.49%
     After Taxes on Distributions..........................  5.00%  3.39%     12.70%
   After Taxes on Distributions and Sale of Fund Shares....  4.82%  3.25%     11.65%
  Class B (Inception 08/20/98)
     Before Taxes.......................................... 10.12%  4.98%     14.51%
  Class C (Inception 08/20/98)
     Before Taxes.......................................... 10.12%  4.98%     14.51%
----------------------------------------------------------------------------------------
Index (before taxes, fees, expenses)                        1 Year 5 Years Lifetime/(a)/
------------------------------------                        ------ ------- ------------
  Russell Midcap(R) Growth Index/(b)/...................... 15.48% -3.36%      5.79%


(a) Lifetime results for the index shown are measured from the date fund shares were first sold.

(b) The Russell Midcap(R) Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges. The stocks in the Index are also members of the Russell 1000 Growth Index.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

                                 Prospectus 8

   What are the Costs of Investing in the Diversified Growth Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Diversified Growth Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                                Class A    Class B Class C
                                                               -------     ------- -------
Maximum Sales Charge Imposed on Purchases (as a %
 of offering price)...........................................  4.75%       None    None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower)..........................................  None/(a)/     5%      1%
Redemption Fee (as a % of amount redeemed, if applicable)/(b)/     2%         2%      2%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                                     Class A Class B Class C
                                                                     ------- ------- -------
             Management Fees........................................  0.81%   0.81%   0.81%
             Distribution and Service (12b-1) Fees/(c)/.............  0.25%   1.00%   1.00%
             Other Expenses.........................................  0.28%   0.28%   0.28%
                                                                      -----   -----   -----
             Total Annual Fund Operating Expenses/(d)/..............  1.34%   2.09%   2.09%
                                                                      =====   =====   =====

(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
(b) The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.
(c) Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.
(d) Heritage Asset Management, Inc. has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.60% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.35% of that class' average daily net assets for the fund's 2006 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

   Expense Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      Share Class                             Year 1 Year 3 Year 5 Year 10
      A shares...............................  $605   $879  $1,174 $2,011
      B shares
        Assuming redemption at end of period.  $612   $955  $1,224 $2,229
        Assuming no redemption...............  $212   $655  $1,124 $2,229
      C shares...............................  $212   $655  $1,124 $2,421


   Portfolio Managers. Bert L. Boksen, CFA, a Managing Director and Senior Vice President of the fund's subadviser Eagle Asset Management, Inc., has been responsible for the day-to-day management of the fund's investment portfolio since the fund's inception. Christopher Sassouni, D.M.D., has been appointed as assistant portfolio manager effective January 2006 and will be assisting
Mr. Boksen in the day-to-day management of the fund.


                                 Prospectus 9

Growth and Income Trust
================================================================================

   Investment Objective. The Growth and Income Trust primarily seeks long-term capital appreciation and, secondarily, seeks current income.

   Principal Investment Strategies. The fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the fund may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of the fund's investment subadviser, Thornburg Investment Management, Inc., offer prospects for meeting the fund's investment goals.

   The fund's portfolio manager uses a "bottom up" method of analysis based on fundamental research to select securities for the fund's portfolio. Investments in the fund's portfolio typically have at least one of the following characteristics: (1) a growth rate greater than inflation; (2) are issued by companies that the portfolio manager believes occupy important positions in an expanding industry; (3) shareholder-oriented managements; or (4) current market prices below estimated intrinsic value. The fund's portfolio manager generally invests in mid- ($500 million to $10 billion) to large-capitalization (over
$5 billion) companies that are diversified across different industries and sectors.

   Equity securities typically include common stocks including foreign stock, convertible securities, preferred stocks, and real estate investment trusts (REITs). The fund may also invest in corporate bonds and government securities, including securities issued by U.S. government-sponsored entities, which are not backed by the full faith and credit of the U.S. government and are not guaranteed or insured by the U.S. government. The securities in which the fund may invest may be rated below investment grade by Moody's Investors Service, Inc. or by Standard & Poor's or, if unrated, deemed to be of comparable quality.

   The fund may write covered call options (not to exceed 10% of its total assets) on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or buy call options to close out call options it has written.

   As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


   Principal Risks. The greatest risk of investing in this fund is you could lose money. This fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value also increases and decreases. Investments in this fund are subject to the following primary risks: broad stock market decline or decline in particular holdings known as stock market risk; lack of earnings increase or lack of dividend yield known as growth stock risk; mid-cap companies which have narrower commercial markets, less liquidity and less financial resources than large-cap companies known as mid-cap companies risk; below investment grade bonds has a great risk of loss of money and are susceptible to rising interest rates and greater volatility known as high yield security risk; if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt is known as fixed income securities risk; instability in currency exchange rates, political unrest, economic conditions and foreign law risk is known as foreign security risk; changes in value of the stock that the option is written against known as covered call option risk; and the risk of an investment's value being affected by marketing timing, especially in the foreign markets known as market timing risk. Each of these factors is further explained in "Additional Information About Risk Factors".


                                 Prospectus 10

   How the Growth and Income Trust has Performed. The bar chart below and/or the table that follows illustrate annual fund and market benchmark returns for the periods ended December 31, 2004. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Growth and Income Trust's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                    [CHART]

1995   27.88%
1996   22.49%
1997   26.94%
1998    3.67%
1999    1.68%
2000    1.86%
2001   -3.26%
2002  -23.33%
2003   31.87%
2004    9.69%



   For the ten-year period through December 31, 2004, the Class A shares' highest quarterly return (not annualized) was 19.00% for the quarter ended September 30, 2003 and the lowest quarterly return was -13.24% for the quarter ended September 30, 2002. For the period from January 1, 2005 through September 30, 2005, Class A Shares' total return (not annualized) was 6.53%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.



AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2004):
Fund Return (After Deduction of Sales Charges and Expenses)            1 Year 5 Years 10 Years
-----------------------------------------------------------            ------ ------- --------
       Class A (Inception 12/15/86)
          Before Taxes................................................  4.48%  0.80%    8.11%
          After Taxes on Distributions................................  3.88% -0.26%    6.31%
         After Taxes on Distributions and Sale of Fund Shares.........  3.44%  0.26%    6.16%
                                                                       1 Year 5 Years Lifetime
                                                                       ------ ------- --------
       Class B (Inception 01/02/98)
          Before Taxes................................................  8.92%  1.04%    1.33%
       Class C (Inception 04/03/95)
          Before Taxes................................................  8.92%  1.04%    7.36%
----------------------------------------------------------------------------------------------
Index (before taxes, fees, expenses)                                   1 Year 5 Years 10 Years
------------------------------------                                   ------ ------- --------
       S&P 500 Index/(a)/............................................. 10.88% -2.30%   12.07%


(a) The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

                                 Prospectus 11

   What are the Costs of Investing in the Growth and Income Trust. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Growth and Income Trust. The fund's expenses are based on actual expenses incurred for the fiscal year ended September 30, 2005.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                                Class A    Class B Class C
                                                               -------     ------- -------
Maximum Sales Charge Imposed on Purchases (as a % of
 offering price)..............................................  4.75%       None    None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower)..........................................  None/(a)/     5%      1%
Redemption Fee (as a % of amount redeemed, if applicable)/(b)/     2%         2%      2%


ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                                     Class A Class B Class C
                                                                     ------- ------- -------
            Management Fees.........................................  0.75%   0.75%   0.75%
            Distribution and Service (12b-1) Fees/(c)/..............  0.25%   1.00%   1.00%
            Other Expenses..........................................  0.51%   0.51%   0.51%
                                                                     ------  ------  ------
            Total Annual Fund Operating Expenses....................  1.51%   2.26%   2.26%
            Fee Waiver and/or Expense Reimbursement/(d)/............ (0.16%) (0.16%) (0.16%)
                                                                     ------  ------  ------
            Net Expenses............................................  1.35%   2.10%   2.10%
                                                                     ======  ======  ======


(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
(b) The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.
(c) Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.50% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.

(d) Heritage Asset Management, Inc. has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.35% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.10% of that class' average daily net assets for the fund's 2006 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses. The Board may agree to change fee waivers without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

   Expense Example. This example is intended to help you compare the cost of investing in the Growth and Income Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Because the fee waiver and expense reimbursement are only guaranteed through the fund's 2006 fiscal year, net expenses are used to calculate costs in Year 1, and total annual fund operating expenses are used to calculate costs in Years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Share Class                             Year 1 Year 3 Year 5 Year 10
A shares...............................  $606   $915  $1,245 $2,178
B shares
  Assuming redemption at end of period.  $613   $991  $1,295 $2,394
  Assuming no redemption...............  $213   $691  $1,195 $2,394
C shares...............................  $213   $691  $1,195 $2,583

   Portfolio Managers. William Fries, CFA, and Managing Director of Thornburg Investment Management, and Brad Kinkelaar, Managing Director of Thornburg Investment Management, are co-portfolio managers of the fund and are jointly responsible for the day-to-day management of the fund's investment portfolio.

                                 Prospectus 12

High Yield Bond Fund
================================================================================

   Investment Objective.  The High Yield Bond Fund seeks high current income.

   Principal Investment Strategies. The High Yield Bond Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate bonds and other fixed income securities that focus on delivering high income or if not rated, securities deemed to be of comparable quality by the portfolio manager. This policy will not be changed without 60 calendar days' advance notice to shareholders. These lower-rated securities are commonly known as "junk bonds" or "high yield securities." High yield securities offer the potential for greater income than securities with higher ratings. Most of the securities in which the fund invests are rated Ba1 or lower by Moody's Investors Service, Inc. (Moody's) or BB+ or lower by Standard & Poor's Ratings Services (S&P). Certain of the securities purchased by the fund may be rated as low as C by Moody's or D by S&P. Although credit ratings are considered, the fund's portfolio manager selects high yield securities based primarily on its own investment analysis. The fund may invest up to 20% of its assets in foreign debt securities (including emerging market securities).

   The portfolio manager's analysis may include consideration of the company's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. In addition, the portfolio manager may consider factors such as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Normally, the portfolio manager seeks to maintain a weighted average portfolio maturity of between 5 to 10 years. However, the portfolio manager may vary substantially the fund's average maturity depending on economic and market conditions.

   As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, long- and short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


   Principal Risks. The greatest risk of investing in this fund is you could lose money. This fund invests primarily in fixed income securities whose values increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund's net asset value also increases and decreases. Investments in this fund are subject to the following primary risks: below investment grade bonds has a great risk of loss of money and are susceptible to rising interest rates and greater volatility known as high yield security risk; if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt is known as fixed income securities risk; instability in currency exchange rates, political unrest, economic conditions and foreign law risk is known as foreign security risk; investing in emerging markets has a great political uncertainty, dependence on foreign aid and limited number of buyers known as emerging markets risk; issuers of debt securities could be unable to meet their financial obligations or go bankrupt especially during economic downturns known as credit risk; and the value of a fund's investments in fixed income securities will fall when interest rates rise known as interest rate risk. Each of these factors is further explained in "Additional Information About Risk Factors".


                                 Prospectus 13

   How the High Yield Bond Fund has Performed. The bar chart below and/or the table that follows illustrate annual fund and market benchmark returns for the periods ended December 31, 2004. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the High Yield Bond Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                    [CHART]

1995   14.52%
1996   12.44%
1997   11.66%
1998    0.63%
1999   -1.87%
2000   -6.95%
2001    5.57%
2002    6.34%
2003   22.08%
2004   10.43%



   From its inception on September 30, 1998 through June 30, 2003, the Class A shares' highest quarterly return (not annualized) was 7.32% for the quarter ended June 30, 2003 and the lowest quarterly return was -5.57% for the quarter ended September 30, 1998. For the period from January 1, 2005 through September 30, 2005, Class A Shares' total return (not annualized) was 1.80%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.



AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2004):
Fund Return (After Deduction of Sales Charges and Expenses) 1 Year 5 Years 10 Years
----------------------------------------------------------- ------ ------- --------
  Class A (Inception 03/01/90)
    Before Taxes...........................................  6.29%  6.27%   6.77%
    After Taxes on Distributions...........................  3.53%  2.94%   3.33%
   After Taxes on Distributions and Sale of Fund Shares....  3.69%  3.19%   3.57%
                                                            1 Year 5 Years Lifetime
                                                            ------ ------- --------
  Class B (Inception 02/01/98)
     Before Taxes..........................................  9.76%  6.49%   4.09%
  Class C (Inception 04/03/95)
     Before Taxes..........................................  9.90%  6.51%   6.29%
-----------------------------------------------------------------------------------
Index (before taxes, fees, expenses)                        1 Year 5 Years 10 Years
------------------------------------                        ------ ------- --------
  Citigroup High Yield(R) Market Index/(a)/................ 10.79%  7.22%   8.45%


(a) The Citigroup High Yield(R) Market Index is a broad-based unmanaged index of below investment-grade corporate bonds issued in the United States. This Index excludes defaulted debt securities. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and Class C vary.


   What are the Costs of Investing in the High Yield Bond Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the High Yield Bond Fund. The High Yield Bond Fund's expenses are restated to reflect current expenses to be incurred for the fiscal year ending September 30, 2006.


                                 Prospectus 14

SHAREHOLDER FEES (fees paid directly from your investment):
                                                                Class A  Class B Class C
                                                               --------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a % of
 offering price)..............................................   3.75%    None    None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower).......................................... None/(a)/   5%      1%
Redemption Fee (as a % of amount redeemed, if applicable)/(b)/    2%       2%      2%


ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                                     Class A Class B Class C
                                                                     ------- ------- -------
            Management Fees.........................................  0.60%   0.60%   0.60%
            Distribution and Service (12b-1) Fees/(c)/..............  0.25%   0.80%   0.80%
            Other Expenses..........................................  0.49%   0.49%   0.49%
                                                                     ------  ------  ------
            Total Annual Fund Operating Expenses....................  1.34%   1.89%   1.89%
            Fee Waiver and/or Expense Reimbursement/(d)/............ (0.14%) (0.14%) (0.14%)
                                                                     ------  ------  ------
            Net Expenses............................................  1.20%   1.75%   1.75%
                                                                     ======  ======  ======


(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
(b) The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.
(c) Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily net assets of Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.

(d) Heritage Asset Management, Inc. has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.20% and Class B and Class C annual operating expenses exceed 1.75% of that class' average daily net assets for the fund's 2006 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses. The Board may agree to change the fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.


   Expense Example. This example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Because the fee waiver and expense reimbursement are only guaranteed through the fund's 2006 fiscal year, net expenses are used to calculate costs in Year 1, and total annual fund operating expenses are used to calculate costs in Years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Share Class                             Year 1 Year 3 Year 5 Year 10
A shares...............................  $493   $770  $1,069 $1,915
B shares
  Assuming redemption at end of period.  $578   $880  $1,108 $2,057
  Assuming no redemption...............  $178   $580  $1,008 $2,057
C shares...............................  $178   $580  $1,008 $2,200



   Portfolio Managers. Peter J. Wilby and Beth A. Semmel, each a Managing Director of Salomon Brothers Asset Management Inc., are responsible for the day-to-day management of the fund's investment portfolio. Effective April 1, 2006, a team of investment professionals from Salomon Brothers Asset Management, Inc. will assume the day-to-day management of the fund.


                                 Prospectus 15

International Equity Fund
================================================================================

   Investment Objective. The International Equity Fund seeks capital appreciation principally through investment in a portfolio of international equity securities.

   Principal Investment Strategies. The International Equity Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. This policy will not be changed without 60 calendar days' advance notice to shareholders. The fund will invest primarily in equity securities of foreign issuers and depository receipts representing the securities of foreign issuers.

   The fund's portfolio managers use a "bottom-up" sector and stock specific approach within the developed markets (Europe, Canada, Australia). Within the emerging markets, a "top-down", macro-economic driven process is adopted. Finally, within Japan, a hybrid approach (both bottom up and top down) is most effective. The fund may invest in securities traded on any securities market in the world. In allocating the fund's assets among various securities markets of the world, the portfolio managers consider such factors as the condition and growth potential of the economies and securities markets, currency and taxation considerations, and financial, social, national and political factors. The portfolio managers also consider market regulations and liquidity of the market.

   The fund normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets, such as those included in the Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE(R) Index). The fund also invests in emerging markets, which are those countries whose markets are not yet highly developed. The fund can invest in foreign currency and purchase and sell foreign currency forward contracts and futures contracts to improve its returns or protect its assets.

   The fund may invest in any type or size of company. It may invest in companies whose earnings are believed to be in a relatively strong growth trend or in companies in which significant further growth is not anticipated, but whose market value per share is thought to be undervalued. The fund also can invest a portion of its assets in investment-grade fixed-income securities when equity securities appear to be overvalued. Investing in fixed-income securities affords the fund the opportunity for capital growth, as in periods of declining interest rates. The fund may also invest up to 10% of its assets in debt securities of U.S. and foreign issuers, including high-risk, high-yield non-investment grade bonds (junk bonds) and emerging market debt securities.

   The fund invests primarily in equity securities of foreign companies that the portfolio managers believe have the potential to capitalize on worldwide growth trends and global changes. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, securities convertible into common or preferred stock and depository receipts. The fund also may invest in exchange-traded index funds based on foreign indices.

   As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


   Principal Risks. The greatest risk of investing in this fund is you could lose money. This fund invests primarily in equity securities whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value also increases and decreases. Investments in this fund are subject to the following primary risks: broad stock market decline or decline in particular holdings known as stock market risk; lack of earnings increase or lack of dividend yield known as growth stock risk; below investment grade bonds has a great risk of loss of money and are susceptible to rising interest rates and greater volatility known as high yield security risk; if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt is known as fixed income securities risk; instability in currency exchange rates, political unrest, economic conditions and foreign law risk is known as foreign


                                 Prospectus 16
security risk; investing in emerging markets has a great political uncertainty, dependence on foreign aid and limited number of buyers known as emerging markets risk; the risk of an investment's value being affected by market timing, especially in the foreign markets known as market timing risk; derivatives such as futures contracts, foreign currency forward contracts and options on futures present risks because the strategy used may not succeed which is known as derivatives risk; and a high rate of portfolio turnover generally leads to greater transaction and tax costs which may adversely affect performance known as portfolio turnover risk. Each of these factors is further explained in "Additional Information About Risk Factors".


   How the International Equity Fund has Performed. The bar chart below and/or the table that follows illustrate annual fund and market benchmark returns for the periods ended December 31, 2004. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the International Equity Fund's Class A share performance from one year to another. The table shows what the return of each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                    [CHART]

1996    11.27%
1997     9.14%
1998    15.75%
1999    36.19%
2000   -21.62%
2001   -25.25%
2002   -16.27%
2003    30.89%
2004    21.40%




   From its inception on December 27, 1995 through December 31, 2004, the fund's Class A shares' highest quarterly return (not annualized) was 25.39% for the quarter ended December 31, 1999 and the lowest quarterly return was -17.42% for the quarter ended September 30, 2001. For the period from January 1, 2005 through September 30, 2005, Class A shares' total return (not annualized) was 13.97%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.



AVERAGE ANNUAL TOTAL RETURNS (for the Period Ended December 31, 2004):
Fund Return (After Deduction of Sales Charges and Expenses)            1 Year 5 Years   Lifetime
-----------------------------------------------------------            ------ ------- ------------
       Class A (Inception 12/27/95)
          Before Taxes................................................ 15.63% -5.78%     3.93%
          After Taxes on Distributions................................ 15.07% -6.24%     3.09%
         After Taxes on Distributions and Sale of Fund Shares......... 12.97% -4.96%     3.09%
       Class B (Inception 01/02/98)
          Before Taxes................................................ 20.51% -5.56%     2.16%
       Class C (Inception 12/27/95)
          Before Taxes................................................ 20.51% -5.56%     3.71%
---------------------------------------------------------------------------------------------------
Index (before taxes, fees, expenses)                                   1 Year 5 Years Lifetime/(a)/
------------------------------------                                   ------ ------- ------------
       EAFE(R) Index/(b)/............................................. 20.70% -0.80%     5.94%


(a) Lifetime results for the indices shown are measured from the date Class A shares were first sold.
(b) The EAFE(R) Index is an unmanaged index representative of the market structure of approximately 20 countries from the stock markets of Europe, Australia, and the Far East. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to

                                 Prospectus 17
investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

   What are the Costs of Investing in the International Equity Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                                Class A  Class B Class C
                                                               --------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a % of
 offering price)..............................................     4.75%  None    None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower).......................................... None/(a)/    5%      1%
Redemption Fee (as a % of amount redeemed, if applicable)/(b)/        2%    2%      2%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets)/(a)/:
                                             Class A   Class B   Class C
                                             -------   -------   -------
Management Fees.............................  0.99%     0.99%     0.99%
Distribution and Service (12b-1) Fees/(c)/..  0.25%     1.00%     1.00%
Other Expenses..............................  0.76%     0.76%     0.76%
                                              -----     -----     -----
Total Annual Fund Operating Expenses........  2.00%     2.75%     2.75%
Fee Waiver/(d)/.............................  0.22%     0.22%     0.22%
                                              -----     -----     -----
Net Expenses................................  1.78%     2.53%     2.53%
                                              =====     =====     =====

(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
(b) The fund charges a redemption fee for redemptions of shares held for less than 30 calendar days. For more information, see "How to Sell Your Investment" below.
(c) Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.
(d) Heritage Asset Management, Inc. has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.78% of the class' average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.53% of that class' average daily net assets for the fund's 2006 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

   Expense Example. This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Because the fee waiver and expense reimbursement are only guaranteed through the fund's 2006 fiscal year, net expenses are used to calculate costs in Year 1, and total annual fund operating expenses are used to calculate costs in Years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                             Year 1 Year 3 Year 5 Year 10
A shares...............................  $647  $1,052 $1,482 $2,675
B shares
  Assuming redemption at end of period.  $656  $1,132 $1,535 $2,884
  Assuming no redemption...............  $256  $  832 $1,435 $2,884
C shares...............................  $256  $  832 $1,435 $3,064

   Portfolio Managers. Rudolph-Riad Younes, CFA, Head of International Equities at Julius Baer Investment Management Inc., and Richard C. Pell, Chief Investment Officer of Julius Baer Investment Management Inc., have been responsible for the day-to-day management of the fund's investment portfolio since July 2002.

                                 Prospectus 18

Mid Cap Stock Fund
================================================================================

   Investment Objective. The Mid Cap Stock Fund seeks long-term capital appreciation.


   Principal Investment Strategies. The Mid Cap Stock Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of mid-capitalization companies. This policy will not be changed without 60 calendar days' advance notice to shareholders. Mid-cap companies are those with a total market capitalization of between $500 million and $15 billion.


   The fund's portfolio manager uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the fund. The fund's portfolio manager seeks to purchase mid-cap companies that have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio manager focuses on common stocks of mid-cap companies that are believed to have sustainable advantages in their industries or sectors.

   The fund will invest primarily in stocks of companies that the portfolio manager believes may be rapidly developing their business franchises, services and products, and have competitive advantages in their sectors. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock.

   As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


   Principal Risks. The greatest risk of investing in this fund is you could lose money. This fund invests primarily in equity securities whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value also increases and decreases. Investments in this fund are subject to the following primary risks: broad stock market decline or decline in particular holdings known as stock market risk; lack of earnings increase or lack of dividend yield known as growth stock risk; mid-cap companies which have narrower commercial markets, less liquidity and less financial resources than large-cap companies known as mid-cap companies risk; and a high rate of portfolio turnover generally leads to greater transaction and tax costs which may adversely affect performance known as portfolio turnover risk. Each of these factors is further explained in "Additional Information About Risk Factors".


                                 Prospectus 19

   How the Mid Cap Stock Fund has Performed. The bar chart below and/or the table that follows illustrate annual fund and market benchmark returns for the periods ended December 31, 2004. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Mid Cap Stock Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                    [CHART]

1998     9.84%
1999    26.75%
2000    19.46%
2001    19.15%
2002   -18.69%
2003    24.75%
2004    17.50%


   Since its inception on November 6, 1997 through December 31, 2004, the Class A shares' highest quarterly return (not annualized) was 21.68% for the quarter ended December 31, 1999 and the lowest quarterly return was -16.39% for the quarter ended September 30, 2002. For the period from January 1, 2005 through September 30, 2005, Class A shares' total return (not annualized) was 7.84%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.



AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2004):
Fund Return (After Deduction of Sales Charges and Expenses)            1 Year 5 Years   Lifetime
-----------------------------------------------------------            ------ ------- ------------
       Class A (Inception 11/06/97)
          Before Taxes................................................ 11.92% 10.07%     12.15%
          After Taxes on Distributions................................ 11.92%  8.43%     10.92%
         After Taxes on Distributions and Sale of Fund Shares......... 10.13%  7.66%      9.93%
       Class B (Inception 01/02/98)
          Before Taxes................................................ 16.60% 10.31%     12.23%
       Class C (Inception 11/06/97)
          Before Taxes................................................ 16.59% 10.32%     12.07%
---------------------------------------------------------------------------------------------------
Index (before taxes, fees, expenses)                                   1 Year 5 Years Lifetime/(a)/
------------------------------------                                   ------ ------- ------------
       S&P Mid Cap 400 Index/(b)/..................................... 16.48%  9.54%     16.10%


(a) Lifetime results for the indices shown are measured from the date Class A shares were first sold.
(b) The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

                                 Prospectus 20

   What are the Costs of Investing in the Mid Cap Stock Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Stock Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                                Class A    Class B Class C
                                                               -------     ------- -------
Maximum Sales Charge Imposed on Purchases (as a % of
 offering price)..............................................  4.75%       None    None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower)..........................................  None/(a)/     5%      1%
Redemption Fee (as a % of amount redeemed, if applicable)/(b)/     2%         2%      2%

       ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                    Class A Class B Class C
                                                    ------- ------- -------
       Management Fees.............................  0.73%   0.73%   0.73%
       Distribution and Service (12b-1) Fees/(c)/..  0.25%   1.00%   1.00%
       Other Expenses..............................  0.17%   0.17%   0.17%
                                                     -----   -----   -----
       Total Annual Fund Operating Expenses/(d)/...  1.15%   1.90%   1.90%
                                                     =====   =====   =====

(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
(b) The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.
(c) Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.
(d) Heritage Asset Management, Inc. has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.45% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.20% of that class' average daily net assets for the fund's 2006 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

   Expense Example. This example is intended to help you compare the cost of investing in the Mid Cap Stock Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                             Year 1 Year 3 Year 5 Year 10
A shares...............................  $587   $823  $1,078 $1,806
B shares
  Assuming redemption at end of period.  $593   $897  $1,126 $2,027
  Assuming no redemption...............  $193   $597  $1,026 $2,027
C shares...............................  $193   $597  $1,026 $2,222

   Portfolio Managers. Todd McCallister, Ph.D., CFA, Managing Director and a Senior Vice President of Eagle, and Stacey Serafini Thomas, CFA, a Vice President and Co-Portfolio Manager of Eagle, are jointly responsible for the day-to-day management of the fund's investment portfolio.

                                 Prospectus 21

Small Cap Stock Fund
================================================================================

   Investment Objective. The Small Cap Stock Fund seeks long-term capital appreciation.

   Principal Investment Strategies. The Small Cap Stock Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small-capitalization companies. This policy will not be changed without 60 calendar days' advance notice to shareholders. Small-cap companies are those with a total market capitalization of less than $2 billion.

   The fund will invest in stocks of companies that appear to be undervalued in relation to their long-term earning power or the asset value of their issuers and that appear to have significant future growth potential. The fund has two subadvisers, Eagle Asset Management, Inc. ("Eagle") and Awad Asset Management, Inc. ("Awad"). Each subadviser manages a portion of the fund's investment portfolio and has a different management style.

   In making its investment decisions, Eagle generally focuses on investing in the securities of companies that the portfolio manager believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. Eagle utilizes a "bottom-up" approach to identifying the companies in which it invests. Eagle also will perform fundamental financial research.

   Awad employs an investment management approach that seeks to provide investment returns in excess of inflation while attempting to minimize volatility relative to the overall small-cap market. Awad seeks to achieve these goals through fundamental internal research. The companies in which Awad invests generally will have, in the opinion of Awad, steady earnings and cash flow growth, good and/or improving balance sheets, strong positions in their market niches and/or the ability to perform well in a stagnant economy. The companies purchased generally will have low price-to-earnings ratios relative to the stock market in general.

   As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


   Principal Risks. The greatest risk of investing in this fund is you could lose money. This fund invests primarily in equity securities whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value also increases and decreases. Investments in this fund are subject to the following primary risks: broad stock market decline or decline in particular holdings known as stock market risk; lack of earnings increase or lack of dividend yield known as growth stock risk; small-cap companies which have narrower markets, less liquidity and less financial resources than mid-cap or large-cap companies known as small-cap companies risk; and a fund holding a core portfolio of stocks of fewer companies than other diversified funds known as focused holdings risk and a stock's true value may not be fully realized by the market known as value stock risk. Each of these factors is further explained in "Additional Information About Risk Factors".


                                 Prospectus 22

   How the Small Cap Stock Fund has Performed. The bar chart below and/or the table that follows illustrate annual fund and market benchmark returns for the periods ended December 31, 2004. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Small Cap Stock Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                    [CHART]

1995    36.90%
1996    27.46%
1997    29.26%
1998   -12.21%
1999     7.13%
2000     5.57%
2001    12.46%
2002   -19.19%
2003    40.43%
2004    16.84%


   From its inception on May 7, 1993 through December 31, 2004, the Class A shares' highest quarterly return (not annualized) was 21.64% for the quarter ended June 30, 1999 and the lowest quarterly return was -25.03% for the quarter ended September 30, 1998. For the period from January 1, 2005 through September 30, 2005, Class A shares' total return (not annualized) was 0.26%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.



AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2004)
Fund Return (After Deduction of Sales Charges and Expenses)           1 Year 5 Years 10 Years
-----------------------------------------------------------           ------ ------- --------
       Class A (Inception 05/07/93)
          Before Taxes............................................... 11.29%  8.44%   12.27%
          After Taxes on Distributions............................... 10.55%  7.20%   10.96%
        After Taxes on Distributions and Sale of Fund Shares.........  9.57%  6.63%   10.17%
---------------------------------------------------------------------------------------------
                                                                      1 Year 5 Years Lifetime
                                                                      ------ ------- --------
       Class B (Inception 01/02/98)
          Before Taxes............................................... 15.99%  8.69%    5.05%
       Class C (Inception 04/03/95)
          Before Taxes............................................... 16.02%  8.69%   11.98%
---------------------------------------------------------------------------------------------
Index (before taxes, fees, expenses)                                  1 Year 5 Years 10 Years
------------------------------------                                  ------ ------- --------
       Russell 2000(R) Index/(a)/.................................... 18.33%  6.61%   11.54%



(a) The Russell 2000(R) Index is an unmanaged index comprised of the 2000 smallest companies in the Russell 3000(R) Index. The Russell 3000(R) Index measures the performances of the 3,000 largest U.S. companies based on total market capitalization. The returns of the Russell 2000(R) Index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

                                 Prospectus 23

   What are the Costs of Investing in the Small Cap Stock Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Stock Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                                Class A  Class B Class C
                                                               --------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a %
 of offering price)...........................................   4.75%    None    None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds
 whichever is lower).......................................... None/(a)/   5%      1%
Redemption Fee (as a % of amount redeemed, if applicable)/(b)/    2%       2%      2%


ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                             Class A Class B Class C
                                             ------- ------- -------
Management Fees.............................  0.79%   0.79%   0.79%
Distribution and Service (12b-1) Fees/(c)/..  0.25%   1.00%   1.00%
Other Expenses..............................  0.21%   0.21%   0.21%
                                              -----   -----   -----
Total Annual Fund Operating Expenses/(d)/...  1.25%   2.00%   2.00%
Management Fees Recovery/(d)/...............  0.05%   0.05%   0.05%
                                              -----   -----   -----
Net Expenses................................  1.30%   2.05%   2.05%
                                              =====   =====   =====


(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
(b) The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days. For more information, see "How to Sell Your Investment" below.
(c) Under the fund's distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund's Board of Trustees has approved a current fee of 0.25% on Class A shares.
(d) Heritage Asset Management, Inc. has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.40% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.15% of that class' average daily net assets for the fund's 2006 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

   Expense Example. This example is intended to help you compare the cost of investing in the Small Cap Stock Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                             Year 1 Year 3 Year 5 Year 10
A shares...............................  $601   $868  $1,154 $1,968
B shares
  Assuming redemption at end of period.  $608   $943  $1,203 $2,187
  Assuming no redemption...............  $208   $643  $1,103 $2,187
C shares...............................  $208   $643  $1,103 $2,379

   Portfolio Managers. Bert L. Boksen CFA, a Managing Director and Senior Vice President of Eagle, has been responsible for the day-to-day management of Eagle's portion of the fund's investment portfolio since August 1995. James D. Awad, Chairman of Awad, has been responsible for the day-to-day management of Awad's portion of the fund's investment portfolio since the fund's inception.

                                 Prospectus 24

Additional Information About Risk Factors

================================================================================


   The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained below.



----------------------------------------------------------------------------------------
                                                  Diver- Growth        Inter-
                                Capital     Core  sified  and   High  national Mid Small
Risk Factor                   Appreciation Equity Growth Income Yield  Equity  Cap  Cap
----------------------------------------------------------------------------------------
Stock market risks                 X         X      X      X             X      X    X
----------------------------------------------------------------------------------------
Growth stocks                      X         X      X      X             X      X    X
----------------------------------------------------------------------------------------
Value stocks                                 X             X                         X
----------------------------------------------------------------------------------------
Mid-cap companies                  X                X      X                    X
----------------------------------------------------------------------------------------
Small-cap companies                X                X                                X
----------------------------------------------------------------------------------------
High-yield securities                                      X      X      X
----------------------------------------------------------------------------------------
Fixed income securities                                    X      X      X
----------------------------------------------------------------------------------------
Foreign securities                                         X      X      X
----------------------------------------------------------------------------------------
Emerging markets                                                  X      X
----------------------------------------------------------------------------------------
Derivatives                                                              X
----------------------------------------------------------------------------------------
Covered call options                                       X
----------------------------------------------------------------------------------------
Credit risk                                                       X
----------------------------------------------------------------------------------------
Changes in interest rates                                         X
----------------------------------------------------------------------------------------
Focused holdings                   X         X
----------------------------------------------------------------------------------------
Government sponsored entities      X         X      X      X                    X    X
----------------------------------------------------------------------------------------
Portfolio turnover                                                       X      X
----------------------------------------------------------------------------------------
Market timing activities                                   X             X
----------------------------------------------------------------------------------------


   Stock Market Risks. The value of a fund's stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

   Growth Stocks. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

   Value Stocks. Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks' prices remaining undervalued for extended periods of time. A fund's performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

   Mid-Cap Companies. Investments in medium-capitalization companies generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies.


   Small-Cap Companies. Investments in small-cap companies generally involves greater risks than investing in mid- or large-capitalization companies. Small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which


                                 Prospectus 25
could increase the volatility of a fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than mid-cap companies and large-cap companies.


   High-Yield Securities. Investments in securities rated below investment grade or "junk bonds" generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund's securities, the achievement of a fund's objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.


   Fixed Income Securities. A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations. In addition, investing in non-investment grade bonds generally involves significantly greater risk of loss than investments in investment-grade bonds. Issuers of non-investment grade bonds are more likely than issuers of investment-grade bonds to encounter financial difficulties and to be materially affected by these difficulties.

   Foreign Securities. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund's returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

   Emerging Markets. When investing in emerging markets, there are risks of greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

   Derivatives. A fund may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund's portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

   Covered Call Options. Because a fund may write covered call options, a fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

   Credit Risk. A fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations. A fund can be subject to more credit risk than other income mutual funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is

                                 Prospectus 26
especially true during periods of economic uncertainty or economic downturns. In addition, investing in non-investment grade bonds generally involves significantly greater risk of loss than investments in investment-grade bonds. Issuers of non-investment grade bonds are more likely than issuers of investment-grade bonds to encounter financial difficulties and to be materially affected by these difficulties.

   Changes in Interest Rates. Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a fund's investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.


   Focused Holdings. Funds that normally hold a core portfolio of stocks of fewer companies than other greater diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund's net asset value and total return.


   Government Sponsored Entities. Investments in government sponsored entities are obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

   Portfolio Turnover. A fund may engage in active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs, may result in additional tax consequences to investors and may adversely affect performance.


   Risk of Market Timing Activities. Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are small-cap, mid-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the net asset value of a fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. In order to discourage market timing activity in a fund, redemptions and exchanges of fund shares may be subject to a redemption fee, as described below in "How to Sell Your Investment". While Heritage monitors trading in the fund, there is no guarantee that it can detect all market timing activities.


                                 Prospectus 27

                            MANAGEMENT OF THE FUNDS

Who Manages Your Fund
================================================================================


   Manager. Heritage Asset Management, Inc. (Heritage) located at 880 Carillon Parkway, St. Petersburg, Florida 33716 serves as investment adviser and administrator for each fund. Heritage is a wholly owned subsidiary of Raymond James Financial, Inc. (RJF) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. Heritage manages, supervises and conducts the business and administrative affairs of these funds and other Heritage mutual funds with net assets totaling approximately $9 billion as of September 30, 2005. For funds that have breakpoints in their fee rate, the advisory fee rate for funds may decline as assets increase. Please see the Statement of Additional Information (SAI) for more information. The basis for the approval of each Investment Advisory contract is contained in the annual report for the period ending August 31 (Capital Appreciation Trust), September 30 (Growth and Income Trust and High Yield Bond Fund), October 31 (Diversified Growth Fund, International Equity Fund, Mid Cap Stock Fund and Small Cap Stock Fund) or the Statement of Additional Information (Core Equity). The table below contains the effective rate for the last fiscal year for each fund, which includes fee waivers and breakpoints, as applicable, except for Core Equity which references the contractual rate:


                                                Fees Charged
                                                ------------
                   . Capital Appreciation Trust    0.75%
                   . Core Equity Fund              0.75%
                   . Diversified Growth Fund       0.81%
                   . Growth and Income Trust       0.59%
                   . High Yield Bond Fund          0.36%
                   . International Equity Fund     0.77%
                   . Mid Cap Stock Fund            0.73%
                   . Small Cap Stock Fund          0.79%

   Subadvisers. Heritage may allocate and reallocate the assets of a fund among one or more investment subadvisers, subject to review by the Board of Trustees. In the future, Heritage may propose the addition of one or more additional subadvisers, subject to approval by the Board of Trustees and, if required by the Investment Company Act of 1940, fund shareholders. Pursuant to an exemptive order from the Securities and Exchange Commission, Heritage is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers for the Core Equity Fund, Diversified Growth Fund, Growth and Income Trust, High Yield Bond Fund and International Equity Fund without approval of fund shareholders, but subject to approval of the Board. The Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated. Heritage has selected the following subadvisers to provide investment advice and portfolio management services to the funds' portfolios:


    . Awad Asset Management, Inc., ("Awad") serves as a subadviser to the Small Cap Stock Fund. Awad, 250 Park Avenue, New York, New York 10177, a wholly owned subsidiary of RJF, had approximately $1.2 billion of assets under its discretionary management as of September 30, 2005.

    . Eagle Asset Management, Inc., ("Eagle") 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the subadviser to the Capital Appreciation Trust, the Core Equity Fund, the Diversified Growth Fund, the Growth and Income Trust, the Mid Cap Stock Fund and the Small Cap Stock Fund. However, Heritage, the funds' investment adviser, currently has not allocated any of the assets of the Capital Appreciation Trust or Growth and Income Trust to Eagle. As of September 30, 2005, Eagle had approximately $11.5 billion of assets under its discretionary management.

    . Goldman Sachs Asset Management L.P. ("GSAM"), 2502 Rocky Point Drive, Tampa, Florida 33607, serves as the subadviser to the Capital Appreciation Trust. As of September 30, 2005,


                                 Prospectus 28

       GSAM, a business unit of the Investment Management Division of Goldman, Sachs & Co., had approximately $478.1 billion of assets under management.


    . Julius Baer Investment Management Inc. ("JBIMI"), 330 Madison Avenue, New York, New York 10017, the subadviser to the International Equity Fund, is wholly owned by the internationally recognized Julius Baer Group of Zurich, Switzerland that manages more than $34.3 billion of assets for institutions and individuals around the world as of September 30, 2005.

    . Salomon Brothers Asset Management Inc., ("SaBAM") serves as the subadviser to manage the High Yield Bond Fund's portfolio. SaBAM is currently located at 399 Park Avenue 4/th/ Floor, New York NY, 10022. SaBAM is an indirect, wholly owned subsidiary of Legg Mason, Inc. As of September 30, 2005, SaBAM managed $437 billion in assets.

    . Thornburg Investment Management, Inc., ("Thornburg") 119 East Marcy Street, Suite 200, Santa Fe, New Mexico 87501, serves as the subadviser to the Growth and Income Trust. Heritage has allocated all of the fund's assets to Thornburg. As of September 30, 2005, Thornburg had approximately $16.2 billion of assets under its discretionary management.


   Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of each investment portfolio:


    . Capital Appreciation Trust -- Herbert E. Ehlers, Steven M. Barry, Gregory H. Ekizian, and David G. Shell manage the Fund's investment portfolio. Mr. Ehlers serves as Chairman of the Growth Team and Messrs. Barry, Ekizian, and Shell are Chief Investment Officers ("CIOs") and portfolio managers of the Growth Team. All 22 members of the Growth Team discuss their research analysis and recommendations at investment strategy meetings. The entire Growth Team discusses and debates whether the business being presented meets the Growth Team's definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The Chairman and the CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment. Messrs. Ehlers, Ekizian, and Shell joined GSAM in January 1997 when it acquired Liberty Investment Management. They were senior portfolio managers at Liberty prior to the acquisition. Mr. Ehlers began the strategy at Liberty's predecessor firm, Eagle Asset Management in 1985, Mr. Shell joined in 1987, and Mr. Ekizian joined in 1990. Mr. Barry joined GSAM as a senior portfolio manager in 1999.


    . Core Equity Fund -- The Large Cap Core Team of Eagle has managed the fund since inception. The team is comprised of four Co-Portfolio
       Managers: Richard H. Skeppstrom II, E. Craig Dauer, John G. Jordan, III, and Robert Marshall. Mr. Skeppstrom leads the team and has been a Managing Director of Eagle since 2001. From 1995 to 2001 Mr. Skeppstrom was a Portfolio Manager for the Large Cap product at Evergreen Investment Management and co-manager of the Evergreen Capital Growth Fund. Mr. Dauer and Mr. Jordan were Co-Portfolio Managers for Evergreen Investment Management's Large Cap Core product from 1999 to 2001 and have been Co-Portfolio Managers on Eagle's Large Cap Core Team since 2001. Mr. Marshall was Director/Senior Vice President of Equity Research at Wachovia Securities from 1995 to 2002 and has been a Co-Portfolio Manager on Eagle's Large Cap Core Team since 2002.


    . Diversified Growth Fund -- Bert L. Boksen has been responsible for the day-to-day management of the investment portfolio since the fund's inception. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Prior to that, he was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer, and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Christopher Sassouni, D.M.D. was appointed as assistant portfolio manager and Vice President effective January 2006 and will be assisting Mr. Boksen in the day-to-day management of the fund. Previously, Mr. Sassouni served as a


                                 Prospectus 29
       senior research analyst with Eagle since September 2003. Mr. Sassouni holds an MBA from the University of North Carolina.

    . Growth and Income Trust -- William V. Fries and Brad Kinkelaar are co-portfolio managers of the fund and responsible for the day-to-day management of the fund. William V. Fries has been responsible for the day-to-day management of the investment portfolio since July 2001.
       Mr. Fries has been a Managing Director and Portfolio Manager at Thornburg since 1995. He has over 30 years of investment management experience, including managing equity mutual funds for another investment management company. He began his investment career as a security analyst and bank investment officer. Mr. Fries is a Chartered Financial Analyst. Brad Kinkelaar has been a Managing Director and a Portfolio Manager at Thornburg since 1995.

    . High Yield Bond Fund -- Peter J. Wilby and Beth A. Semmel, assisted by a team of other investment professionals, are responsible for the day-to-day management of the fund's investment portfolio. Mr. Wilby is a Managing Director of the subadviser and has been affiliated with the subadviser as a portfolio manager since 1989. Mr. Wilby is a Chartered Financial Analyst, Certified Public Accountant and a member of the New York Society of Securities Analysts. Ms. Semmel is also a Managing Director of the subadviser and has been affiliated with the subadviser as a portfolio manager since 1993. Ms. Semmel is a Chartered Financial Analyst. In 2006, Legg Mason intends to combine the fixed-income operations of SaBAM with those of Legg Mason's wholly-owned subsidiary, Western Asset Management Company, and its affiliates, ("Western Asset"). This combination will involve Western Asset and SaBAM sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. Thus, effective
       April 1, 2006, a team of investment professionals from SaBAM will assume the day-to-day management of the fund.

    . International Equity Fund -- Rudolph-Riad Younes, CFA and Richard C. Pell have shared responsibility for the day-to-day management of the investment portfolio since July 2002. Mr. Younes, Head of International Equities, joined Julius Baer in 1993. Prior to joining Julius Baer,
       Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes holds the Chartered Financial Analyst designation and received an MBA in Management from Yale University and an MS in Electrical Engineering from Columbia University. Mr. Pell joined Julius Baer as Chief Investment Officer (USA) in 1995. Prior work experience was at Bankers Trust Company, Mitchell Hutchins Institutional Investors, and Bank of Tokyo Trust Company. Mr. Pell has an MBA in Finance from New York University and a BA in History from the University of California at Berkeley.

    . Mid Cap Stock Fund -- Todd McCallister, Ph.D., CFA, Managing Director and Senior Vice President of Eagle, and Stacey Serafini Thomas, CFA, a Vice President and Co-Portfolio Manager of Eagle, are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund's investment portfolio. Mr. McCallister joined Eagle in 1997 and has served as the fund's portfolio manager since inception. Ms. Thomas joined Eagle in 1999 and prior to her appointment as the fund's Co-Portfolio Manager in 2005 served as the fund's Assistant Portfolio Manager from 2000-2005.

    . Small Cap Stock Fund -- James D. Awad has been responsible for the day-to-day management of Awad Asset Management's portion of the investment portfolio assets since the fund's inception. Mr. Awad has been Chairman of Awad since 1992. Bert L. Boksen has been responsible for the day-to-day management of Eagle's portion of the investment portfolio assets since August 1995. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995.

   Additional information about Portfolio Manager compensation, other accounts managed by the Portfolio Managers, and the ownership of fund shares is found in the Statement of Additional Information.

                                 Prospectus 30

Distribution of Fund Shares
================================================================================

   Distributor. Raymond James & Associates, Inc. (Distributor) currently serves as the distributor of the funds. Subject to the Board of Trustees' and regulatory approvals, Heritage Fund Distributors, Inc. will serve as the funds' distributor. In the event such approvals are obtained, references to the Distributor will be deemed to be references to Heritage Fund Distributors, Inc. The Distributor may compensate other broker/dealers to promote sales of fund shares.

   Rule 12b-1 Distribution Plan. Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and sales fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                YOUR INVESTMENT

Before You Invest
================================================================================

   Before you invest in a fund, please:

      . Read this Prospectus carefully,

      . Decide which fund or funds best suit your needs and your goals,

      . Decide which class of shares is best for you, and then

      . Decide how much you wish to invest and how you want to open an account.

Choosing A Class Of Shares
================================================================================

   You can choose from two classes of fund shares: Class A shares and Class C shares. A third class, Class B shares, is available only through exchange or dividend reinvestment. Each class has a different combination of sales charges and ongoing fees allowing you to choose the class that best meets your needs. You should make this decision carefully based on:

      . the amount you wish to invest,

      . the different sales charges that apply to each share class,

      . whether you qualify for any reduction or waiver of sales charges,

      . the length of time you plan to keep the investment, and

      . the class expenses.

   Class A Shares. You may purchase Class A shares at the "offering price," which is a price equal to their net asset value, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees of 0.25% of their average daily net assets. These fees are lower than the ongoing Rule 12b-1 fees for Class B and Class C shares.

   If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. If you invest more, the sales charge will be lower. You may qualify for a reduced sales charge or the sales charge may be waived as described below in

                                 Prospectus 31

"Sales Charge Reductions and Waivers". If you think you are eligible, contact Heritage or your financial advisor for further information.

                             Class A Sales Charges
                               -----------------

                         High Yield Bond Fund               All Other Funds
                    ---------------------------     ---------------------------
                     Sales charge as a    Dealer     Sales charge as a    Dealer
                      percentage of:    Concession    percentage of:    Concession
                    ------------------   as % of    ------------------   as % of
                    Offering    Your     Offering   Offering    Your     Offering
Your Investment      Price   Investment  Price(a)    Price   Investment  Price(a)
---------------     -------- ---------- ----------  -------- ---------- ----------
Less than $25,000..   3.75%     3.90%      3.25%      4.75%     4.99%      4.25%
$25,000 - $49,999..   3.25%     3.36%      2.75%      4.25%     4.44%      3.75%
$50,000 - $99,999..   2.75%     2.83%      2.25%      3.75%     3.90%      3.25%
$100,000 -$249,999.   2.25%     2.30%      1.75%      3.25%     3.36%      2.75%
$250,000 -$499,999.   1.75%     1.78%      1.25%      2.50%     2.56%      2.00%
$500,000 -$999,999.   1.25%     1.27%      1.00%      1.50%     1.52%      1.25%
$1,000,000 and over   0.00%     0.00%      0.00%(b)   0.00%     0.00%      0.00%(b)

----------
(a) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
(b) For purchases of $1 million or more, Heritage may pay from its own resources to the Distributor, up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. An investor who redeems those Class A shares within 18 months of purchase may be subject to a contingent deferred sales charge (CDSC) of 1.00% and Heritage will retain the Rule 12b-1 fees for the 18-month period. However, if an investor holds shares in the Heritage Cash Trust Money Market Fund or Municipal Money Market Fund, the time you hold those shares will not be counted for purposes of calculating the CDSC.

   Class B Shares. Class B shares are not available for direct purchase; however they may be acquired through exchange from Class B shares of another Heritage mutual fund or dividend reinvestment. Class B shares are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares but the same as for the Class C shares. If you sell the shares within 6 years of purchase, you will pay a contingent deferred sales charge (CDSC) at the time of sale of up to a maximum of 5.00%. The CDSC imposed on sales of Class B shares will be calculated by multiplying the original purchase cost or the current market value of the shares being sold, whichever is less, by the percentage shown on the following chart. Because of rounding of the calculation in determining the CDSC, you may pay more or less than what is shown in the chart below. The CDSC will decline at the anniversary of your purchase. The longer you hold the shares, the lower the rate of the CDSC. The CDSC may be waived as described below in "Sales Charge Reductions and Waivers". Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will not be counted when determining your CDSC.

                           Class B Deferred Charges
                             --------------------


             -----------------------------------------------------
             Redemption During Year:   1   2   3   4   5   6   7
             -----------------------------------------------------
             CDSC on Shares Being Sold 5%  4%  3%  3%  2%  1%  0%
             -----------------------------------------------------




   Conversion of Class B Shares. If you have invested in Class B shares and hold them for 8 years, we automatically will convert them to Class A shares without a charge. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund and Municipal Money Market Fund will be excluded from the 8-year holding period.

   When we convert the shares, you will receive Class A shares in an amount equal to the value of your Class B shares. However, because Class A and Class B shares have different prices, you may receive more or less Class A shares after the conversion. The dollar value will be the same, so you have not lost any money as a result of the conversion.


   Class C Shares. You may purchase Class C shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than 1 year after purchase, you will pay a CDSC at the time of sale of 1.00%, which will be calculated based


                                 Prospectus 32
on the original purchase cost or the current market value of the shares being sold, whichever is less. Based on rounding of the calculation in determining the CDSC, you may pay more or less than 1.00%. The CDSC may be waived as described below in "Sales Charge Reductions and Waivers". Class C shares are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares and is the same as for the Class B shares. Class C shares do not convert to any other class of shares. Any period of time you held Class C shares of the Heritage Cash-Trust Money Market Fund will not be counted toward the 1-year holding period. With respect to Class C shares, you should consult with your financial advisor as to the suitability of such investment for you.

Sales Charge Reductions and Waivers

================================================================================

   There are a number of ways to reduce or eliminate the initial sales charge on Class A shares or the CDSC on Class A, Class B or Class C shares. To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial advisor or Heritage of your eligibility at the time of purchase.

   Reducing your Class A Sales Charge. Heritage offers programs designed to reduce your Class A sales charges as described in the schedule above. For purposes of calculating your sales charge, you can combine purchases of Class A shares for all Heritage mutual funds (except for the money market funds) in the account owner relationships listed below. For purposes of determining your sales charge, we will apply discounts based upon the greater of the current account value or the total of all purchases less all redemptions.

     . Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;
     . Accounts opened under a single trust agreement -- including those with multiple beneficiaries;
     . Purchases made by a qualified retirement or employee benefit plan of a single employer;
     . Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

   Rights of Accumulation -- You may add the value of your previous Class A and Class B purchases (excluding the money market funds) for purposes of calculating the sales charge for future purchases of Class A shares. For example if you previously purchased $20,000 of Class A or Class B shares of a Heritage mutual fund and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.

   Letter of Intent -- You may purchase Class A shares of any Heritage mutual fund (except for the money market funds) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Investments made up to 90 calendar days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account.

   Waiver of Class A Sales Charges. Class A shares may be purchased at net asset value without any sales charge by:

     . Heritage, its affiliates, directors, officers and employees; any Heritage mutual fund and current and retired officers and Trustees of a fund; the subadviser of any Heritage mutual fund and its current directors, officers and employees; employees and registered financial advisors of broker-dealers that have selling arrangements with the funds' Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons' immediate relatives (spouse, parents, siblings, children -- including in-law relationships) and beneficial accounts;

                                 Prospectus 33

     . Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with Heritage. Such programs generally have other fees and expenses, so you should read any materials provided by that organization;

     . As indicated in the "Class A Sales Charges" schedule above, Class A investments of $1,000,000 or more, either as a single purchase or through the Rights of Accumulation or Letter of Intent programs above, are sold at net asset value. From its own resources, Heritage may pay the Distributor up to 1% of the purchase amount on the first $3 million and 0.80% on assets thereafter in these accounts. Such shares redeemed within 18 months of purchase are subject to a CDSC of 1% and Heritage may retain the Rule 12b-1 fees for up to 18 months. Any period of time you held shares of a Heritage money market fund will not be counted toward the 18-month period.

   Information concerning Sales Charge Reductions and Waivers can be found on our website, www.HeritageFunds.com.

   CDSC Waivers. The CDSC for Class A shares, Class B shares and Class C shares currently is waived if the shares are sold:

     . to make certain distributions from retirement plans, . because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse), . to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan, or
     . to close out shareholder accounts that do not comply with the minimum balance requirements.

   Reinstatement Privilege. If you sell Class A or Class C shares of a Heritage mutual fund, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same share class of any Heritage mutual fund without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify Heritage and your financial advisor if you decide to exercise this privilege. Because Class B shares are no longer offered for sale, proceeds from the redemption of Class B shares may not be reinvested.

Payments to Financial Intermediaries

================================================================================


   Heritage or one or more of its corporate affiliates ("Affiliate" or "Affiliates") may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the funds. Heritage may also make cash payments to one or more of its Affiliates. Cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Heritage or Affiliates may make these payments from their own resources and the Distributor may make such payments from the retention of underwriting concessions or 12b-1 fees. In this context, the term "financial intermediaries" includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Heritage and/or an Affiliate.


   Heritage or Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the funds. The benefits that Heritage and Affiliates receive when these payments are made include, among other things, placing the funds on the financial advisor's funds sales system, possibly placing the funds on the financial intermediary's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or to the financial intermediary's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including the funds in its fund sales system (on its "sales

                                 Prospectus 34
shelf"). Heritage and Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Heritage or Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (Asset-Based Payments). Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The revenue sharing payments Heritage or Affiliates make may be also calculated on sales of new shares in the funds attributable to a particular financial intermediary (Sales-Based Payments). Sales-Based Payments may create incentives for the financial intermediary to, among other things; sell more shares of a particular fund or to switch investments between funds frequently.


   Heritage or its Affiliates also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Heritage's or its Affiliates' personnel may make presentations on the funds to the financial intermediary's sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate may also make payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the funds' transfer agent or otherwise would be a direct obligation of the funds. The funds may reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.


   Heritage and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Heritage and its Affiliates benefit from the incremental management and other fees paid to Heritage and its Affiliates by the funds with respect to those assets.

   You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial intermediaries. In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary about any payments it receives from Heritage or its Affiliates or the funds, as well as about fees and/or commissions it charges.

                                 Prospectus 35

How To Invest
================================================================================

   Minimum Initial Investment. Once you have chosen a share class, the next step is to determine the amount you wish to invest. The minimum initial investment for each fund is:

                                   Minimum Initial       Subsequent
       Type of Account               Investment          Investment
       ---------------             --------------- ----------------------
       Regular Account............     $1,000            No minimum
       Periodic Investment Program      $50        $50 on a monthly basis
       Retirement Account.........      $500             No minimum

   Heritage may waive these minimum requirements at its discretion. Contact Heritage or your financial advisor for further information.

   There are several ways to invest, although the availability of these services may be limited by your financial advisor or institution.

   Through Your Financial Advisor. You may invest in a fund by contacting your financial advisor. Your financial advisor can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Your financial advisor or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund's behalf.

   By Mail. You may invest in a fund directly by completing and signing an account application found on our website at www.HeritageFunds.com, from Heritage or from your financial advisor. Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. Mail the application and your payment to:

            Heritage Asset Management, Inc.
            P.O. Box 33022
            St. Petersburg, FL 33733

   By Telephone. If you provide your bank account information, Heritage can initiate a purchase from that account. Complete the appropriate sections of the Heritage account application and attach a voided check to activate this service. This method cannot be used to open a new account.

   By Periodic Investment Program. We offer the following plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time.

    . From Your Bank Account -- You may instruct us to transfer funds from a specific bank checking account to your Heritage account. This service is only available in instances in which the transfer can be effected by electronic transfer. Complete the appropriate sections of the account application or the Heritage Direct Payment Plan form to activate this service. Heritage reserves the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive months or if you make regular withdrawals from your account without maintaining the minimum balance.

    . Automatic Exchange -- You may make automatic regular exchanges between two or more Heritage mutual funds. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your Heritage account balance to the fund's minimum investment. If you discontinue any of these plans, or make regular withdrawals from your

                                 Prospectus 36
account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.

   By Direct Deposit. You may instruct your employer, insurance company, the Federal government or other organization to direct all or part of the payments you receive to your Heritage account. All payments from the U.S. government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:


                        ---------------------------------------------
.. Bank routing number    0    1    1    0    0    0     0   2    8
                        ---------------------------------------------
                        -------------------------------------------------------------------------------------
.. Account number:        7    7    0    0    1    f     f   a    a    a    a    a    a    a    a    a    a
                        -------------------------------------------------------------------------------------
                        "f" represents the two digit fund code found on Heritage
                        account application.
                        "a" represents the first 10 digits of your Heritage account number.
                        All Heritage account numbers begin with 44 or 66.

   For example if your Heritage account number is 44123456789 and you wish to establish a direct deposit to the Class A shares of the Heritage Capital Appreciation Trust, you would enter 77001414412345678.

.. The account must be designated as a checking account.


Please note that these instructions are different than the Federal Reserve wire instructions below.


   By Wire. You may invest in a fund by Federal Reserve wire sent from your bank. Mail your completed and signed account application to Heritage. Contact Heritage at (800) 421-4184 or your financial advisor to obtain your account number before sending the wire. Your bank may charge a wire fee. Send your investment and the following information by Federal Reserve or bank wire to:


            State Street Bank and Trust Company
            225 Franklin Street
            Boston, MA 02110
            ABA # 011-000-028
            Account # 3196-769-8
            Name of the Fund
            The class of shares to be purchased
            (Your account number assigned by Heritage)
            (Your name)

The wire instructions must contain all of the above information.

Do not mail investments or correspondence to this address.

How To Sell Your Investment
================================================================================

   You can sell (redeem) shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC and/or redemption fees) generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or automated clearing house deposits (ACH), payment will be delayed until we verify that those funds have cleared, which may take up to two weeks. Drafts or ACH transactions initiated by a third party are not acceptable redemption instructions and will not be honored.

                                 Prospectus 37

   Application of CDSC. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a Heritage money market fund will not be counted for purposes of calculating the CDSC.

   Redemption Fees. A redemption fee of 2% of the value of shares sold will be imposed on fund shares sold (by redemption or exchange to another Heritage mutual fund) within a set holding period (representing days since their acquisition by purchase or exchange from another Heritage mutual fund). For the International Equity fund, the holding period is thirty (30) calendar days; for all other funds, the holding period is seven (7) calendar days.

   The redemption fee is paid to the appropriate fund and is intended to offset the costs and market impact associated with short-term money movements. To determine the holding period, the funds will use a first-in, first-out method, meaning shares held in the account the longest are used to determine whether a redemption fee applies. Additionally, there is no redemption fee on shares acquired through the reinvestment of dividends or other distributions paid by the fund whose shares are being redeemed. The redemption fee is generally deducted from your redemption proceeds, but you may be billed if the fee is assessed after the redemption transaction.

   Except as noted below, all shareholders are subject to this fee, whether you invest directly with the funds or through a financial intermediary (e.g. broker-dealer, bank, retirement plan administrator) that maintains an omnibus account with a fund. However, because of processing limitations by many intermediaries, the redemption fee may not apply to certain redemptions from omnibus accounts. If the intermediary does not have the system capability necessary to process the redemption fee, the fund cannot track individual shareholder redemptions and will not receive the redemption fee.

   Redemption fees will be waived:

    .  To make certain distributions from retirement plans;

    .  Because of shareholder death or disability;

    .  For redemptions by other mutual funds;

    . For shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer; or

    .  For shares redeemed to cover fees assessed by the fund or Heritage.

   To receive a redemption fee waiver, you or your financial advisor must advise Heritage of your eligibility at the time of the redemption or exchange. Your financial advisor or Heritage may require documentation to verify your eligibility. The funds reserve the right to modify or eliminate the terms of the redemption fee waiver.

   Selling Shares. You may contact your financial advisor or Heritage with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial advisor or institution.

   Through Your Financial Advisor. You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor will transmit your request to sell shares of your fund and may charge you a fee for this service.


   By Telephone. You may sell shares from your account by telephone by calling Heritage at (800) 421-4184 prior to the close of regular trading on the New York Stock Exchange, which is typically 4:00 p.m. Eastern time. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.


                                 Prospectus 38

   For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request.

   When redeeming shares by telephone, payment of up to $50,000 can be made one of the following ways:

    . Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request, or

    . By check to your address of record, provided there has not been an address change in the last 30 calendar days.

   In Writing. You may sell shares of your fund by sending a letter of instruction. Specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Mail the request to Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

   All registered owners on the account must sign the request. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

   A medallion signature guarantee of your request is required if the redemption is:

    .  Greater than $50,000,

    . Sent to an address other than the address of record, or preauthorized bank or brokerage firm account,

    .  Sent to a payee other than the shareholder of record, or

    . Sent to an address of record that has been changed within the past 30 calendar days.

   A medallion signature guarantee helps protect your account against fraud. We will only accept official signature guarantees from participants in our medallion signature guarantee program, which includes most banks and securities dealers. A notary public cannot guarantee your signature.

   Payment for a written request can be made one of the following ways:

    . Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request,

    .  By check, or

    . By Federal Reserve wire to a bank account you specify. Your financial advisor can provide you with the necessary form to request a wire. We normally send these proceeds on the next business day and credit by the receiving institution is subject to the time they receive the instructions from the Federal Reserve Bank and their posting policies. We cannot guarantee that you will receive credit on the same day we send the wire. A wire fee will be charged to your account.

   Systematic Withdrawal Plan. You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Heritage systematic withdrawal form (available from your financial advisor, Heritage

                                 Prospectus 39
or through our website, www.HeritageFunds.com.) and send that form to Heritage. Heritage reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

How To Exchange Your Shares
================================================================================

   You can exchange shares of one Heritage fund for shares of the same class of any other Heritage fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial advisor, Heritage or through our website, www.HeritageFunds.com. You may exchange your shares by calling your financial advisor or Heritage if you exchange to like-titled Heritage accounts. Written instructions with a medallion signature guarantee are required if the accounts are not identically registered.

   Shares of a Heritage money market fund that have not previously been subject to an initial sales charge or CSDC holding period will be subject to the initial purchase conditions of that fund. Shares that have previously paid a sales charge in a Heritage fund will exchange with no additional sales charge. Each Heritage mutual fund may terminate the exchange privilege upon 60 days' notice.

   Exchanges may be subject to a CDSC and/or a redemption fee, as described above in "How to Sell Your Investment". For purposes of determining the CDSC, Class A, Class B and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any time which you held shares in a Heritage money market fund will not be counted for purposes of calculating the CDSC.

Account and Transaction Policies
================================================================================


   Price of Shares. The price of each fund's shares is the fund's net asset value per share less any applicable sales load. Each fund determines the net asset value of its shares on each day the New York Stock Exchange ("NYSE") is open for business, as of the close of the customary trading session (typically 4:00 ET), or earlier NYSE closing time that day. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures ("Procedures") approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. Pursuant to the Procedures, the Boards of Trustees have delegated the day-to-day responsibility for applying and administering the Procedures to a Valuation Committee comprised of associates from Heritage, the manager and administrator for the funds, and other qualified personnel. The composition of this Valuation Committee may change from time to time.


   Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market, issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where a determination is made that the closing price of the security is unreliable, Heritage will fair value securities using the Procedures. Fair value pricing may deter of shareholders from trading the fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

                                 Prospectus 40

   Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset funds' values. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.


   Specific types of securities are valued as follows:

    . Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Heritage will value the security at fair value in good faith using the Procedures.

    . Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Heritage determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Heritage also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Heritage believes, at the approved degree of certainty, that the price is not reflective of current market value, Heritage will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    . Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.


    . Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee described above will fair value the security using Procedures.


    . Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    . Futures and Options: Futures and options are valued on the basis of market quotations, if available.


   Timing of Orders. All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in "good order" by the funds, the Distributor or a participating dealer. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. Eastern time, and are executed the same day at that day's NAV. To ensure this occurs the Distributor and/or dealers are responsible for transmitting all orders to Heritage to comply with the deadline imposed by applicable regulations.


                                 Prospectus 41

   Account Registration Options. Heritage offers several options for registering your account. To establish a Transfer on Death (TOD) arrangement, an additional TOD agreement is required. Additionally, Heritage offers a range of IRA retirement plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement instead of the application found in this prospectus as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial advisor, Heritage or through our website www.HeritageFunds.com.

   Good Order Requirements. For the funds to process your request, it must be in "good order". Good order means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents and medallion signature guarantees. Further, there must not be any restrictions applied to your account. Your request is not considered to be in "good order" by the fund until it meets these requirements.

   Customer Identification Procedures. The funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide Heritage with the name, physical address (not a P.O.
Box), social security or other taxpayer identification number and date of birth of all owners of the account. For entities such as corporations or trusts, the person opening the account on the entity's behalf must provide this information. Heritage will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, Heritage may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for Heritage to close or suspend further activity in an account.

   Restrictions on Orders. The funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund cannot determine the value of its assets or sell its holdings.

   Internet Website. Additional information, including current fund performance and various account forms and agreements, is available on our website, www.HeritageFunds.com.

   Redemption in Kind. Although the funds generally intend to pay redemption proceeds solely in cash, the funds' have reserved the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (this is known as a redemption in kind). If the amount of the sale is at least either $250,000 or 1% of a fund's assets, we may give you securities from the fund's portfolio instead of cash.

   Accounts With Below-Minimum Balances. If your account balance falls below $500 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

   Market Timing. "Market Timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the fund's NAV does not fully reflect the value of the fund's holdings -- for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The NAV for International Equity and Growth and Income may reflect price differentials because they invest in foreign securities. Each fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to each fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before each fund prices its shares. Market timing can be disruptive to a fund's efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a fund and increase taxes, all of which could reduce the return to fund shareholders.

                                 Prospectus 42

   The funds will not enter into agreements to accommodate frequent purchases or exchanges. In order to discourage market timing activity in the funds, redemptions and exchanges of fund shares may be subject to a redemption fee, as described above under "How to Sell Your Investment". Further, the funds and Heritage have adopted the following guidelines:

    . Heritage reviews transaction activity, using established criteria, to identify transactions that may signal excessive trading.

    . Heritage may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a fund. Heritage may consider the trading history of accounts under common ownership or control in this determination.

    . All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from Heritage or through a financial intermediary. However, Heritage is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, Heritage may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the funds' policies. Heritage reserves the right to reject combined or omnibus orders in whole or in part.

    . Heritage seeks the cooperation of broker-dealers and other financial intermediaries by requesting information regarding the identity of specific investors and restricting the ability of particular investors to purchase fund shares.

    . While Heritage applies the above policies, there is no guarantee that all market timing will be detected.

   Disclosure of Portfolio Holdings. Periodically, customers of the funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the funds have adopted a Policy on Disclosing Portfolio Holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the funds' Policy on Disclosing Portfolio Holdings is included in the SAI. Portfolio information can be found on our website, www.HeritageFunds.com.

Dividends, Capital Gain Distributions and Taxes
================================================================================

   Distributions and Taxes. Each fund annually distributes to its shareholders dividends from its net investment income, except Growth and Income Trust, which distributes dividends to its shareholders quarterly and High Yield which distributes dividends to its shareholders monthly. Net investment income generally consists of dividends and interest income received on investments, less expenses.

   The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the 15% maximum federal income tax rate applicable to dividends that individuals receive through 2008.

   Each fund may also distribute net capital gains to its shareholders normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gains are taxed differently depending on how long the fund held the asset (not on how long you hold your shares). Distributions of net capital gains recognized on the sale of assets held for one year or less (net short-term capital gains) are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than that (net long-term capital gains) are taxed at lower capital gains rates (15% maximum federal income tax rate for individuals through 2008).

   Fund distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing fund at NAV (without sales charge) unless you opt to take your distributions in

                                 Prospectus 43
cash, in the form of a check, or direct them for purchase of shares in the same class of another Heritage Mutual Fund.

   In general, selling or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

Type of Transactions                             Tax Status and Rate
--------------------                             -------------------
Income dividends................................ Ordinary income; may be eligible for 15% maximum rate for individuals
Net short-term capital gain distributions....... Ordinary income
Net capital gain distributions.................. Long-term capital gains; generally eligible for 15%
                                                 maximum rate for individuals
Sales or exchanges of fund shares owned for more Long-term capital gains or losses (capital gains rate, than one year................................. as described above)
Sales or exchanges of fund shares owned for one  Gains are taxed at the same rate as ordinary income;
  year or less.................................. losses are subject to special rules

   Income dividend distributions will vary by class and are anticipated to be generally higher for Class A shares (because that class's expense ratio is lower).

   Withholding Taxes. If you are a non-corporate shareholder and a fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the IRS a portion of your distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized). If you otherwise are subject to backup withholding, we also must withhold and pay to the IRS a portion of your distributions. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

   Tax Reporting. If your account has taxable distributions, withholding or other activity required to be reported to the Internal Revenue Service (IRS), we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in the year for the prior calendar year in accordance with current IRS guidelines. Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

   Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

                                 Prospectus 44

Financial Highlights - Capital Appreciation Trust

================================================================================

   The financial highlights table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Capital Appreciation Trust for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                          Capital Appreciation Trust

                                                            Class A Shares                           Class B Shares
                                               ---------------------------------------  ----------------------------------------
                                                    For the Years Ended August 31         For the Fiscal Years Ended August 31
                                               ---------------------------------------  ----------------------------------------
                                               2005*   2004    2003     2002     2001    2005*   2004    2003     2002     2001
                                               ------ ------  ------  -------  -------  ------  ------  ------  -------  -------
Net asset value, beginning of fiscal year..... $22.85 $21.82  $18.26  $ 23.61  $ 32.41  $21.28  $20.47  $17.25  $ 22.47  $ 31.20
                                               ------ ------  ------  -------  -------  ------  ------  ------  -------  -------
Income from Investment Operations:
  Net investment loss.........................     --  (0.08)  (0.12)   (0.17)   (0.16)  (0.17)  (0.26)  (0.24)   (0.31)   (0.29)
  Net realized and unrealized gain (loss) on
   investments................................   3.43   1.11    3.68    (5.18)   (5.44)   3.19    1.07    3.46    (4.91)   (5.24)
                                               ------ ------  ------  -------  -------  ------  ------  ------  -------  -------
  Total from Investment Operations............   3.43   1.03    3.56    (5.35)   (5.60)   3.02    0.81    3.22    (5.22)   (5.53)
                                               ------ ------  ------  -------  -------  ------  ------  ------  -------  -------
Less Distributions:
  Distributions from net realized gains.......     --     --      --       --    (3.20)     --      --      --       --    (3.20)
                                               ------ ------  ------  -------  -------  ------  ------  ------  -------  -------
Net asset value, end of fiscal year........... $26.28 $22.85  $21.82  $ 18.26  $ 23.61  $24.30  $21.28  $20.47  $ 17.25  $ 22.47
                                               ====== ======  ======  =======  =======  ======  ======  ======  =======  =======
Total Return (%) (a)..........................  15.01   4.72   19.50   (22.66)  (18.48)  14.19    3.96   18.67   (23.23)  (19.01)
Ratios and Supplemental Data
  Expenses to average daily net assets (%)....   1.18   1.19    1.26     1.23     1.22    1.93    1.94    1.97     1.93     1.91
  Net investment income (loss) to average
   daily net assets (%).......................   0.01  (0.39)  (0.66)   (0.80)   (0.68)  (0.73)  (1.15)  (1.37)   (1.50)   (1.36)
  Portfolio turnover rate (%).................     42     27      22       31       28      42      27      22       31       28
  Net assets, end of fiscal year ($ millions).    391    321     248      197      233      34      36      37       32       42

                                                            Class C Shares
                                               ----------------------------------------
                                                 For the Fiscal Years Ended August 31
                                               ----------------------------------------
                                                2005*   2004    2003     2002     2001
                                               ------  ------  ------  -------  -------
Net asset value, beginning of fiscal year..... $21.27  $20.46  $17.25  $ 22.46  $ 31.19
                                               ------  ------  ------  -------  -------
Income from Investment Operations:
  Net investment loss.........................  (0.17)  (0.24)  (0.21)   (0.30)   (0.29)
  Net realized and unrealized gain (loss) on
   investments................................   3.19    1.05    3.42    (4.91)   (5.24)
                                               ------  ------  ------  -------  -------
  Total from Investment Operations............   3.02    0.81    3.21    (5.21)   (5.53)
                                               ------  ------  ------  -------  -------
Less Distributions:
  Distributions from net realized gains.......     --      --      --       --    (3.20)
                                               ------  ------  ------  -------  -------
Net asset value, end of fiscal year........... $24.29  $21.27  $20.46  $ 17.25  $ 22.46
                                               ======  ======  ======  =======  =======
Total Return (%) (a)..........................  14.20    3.96   18.61   (23.20)  (19.02)
Ratios and Supplemental Data
  Expenses to average daily net assets (%)....   1.93    1.94    1.97     1.93     1.91
  Net investment income (loss) to average
   daily net assets (%).......................  (0.73)  (1.14)  (1.37)   (1.50)   (1.37)
  Portfolio turnover rate (%).................     42      27      22       31       28
  Net assets, end of fiscal year ($ millions).    120     111      96       67       78

----------
* Per share amounts have been calculated using the monthly average share method.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.



                                 Prospectus 45

Financial Highlights - Core Equity Fund

================================================================================

   The financial highlights table is intended to help you understand the performance of the Class A shares and Class C shares of the Core Equity Fund for the periods indicated. Certain information reflects financial results for a single Class A share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                               Core Equity Fund


                                                           Class A Shares* Class C Shares*
                                                           --------------- ---------------
                                                           For the Period  For the Period
                                                                Ended           Ended
                                                             October 31      October 31
                                                           --------------- ---------------
                                                                2005+           2005+
                                                           --------------- ---------------
Net asset value, beginning of period......................     $14.29          $14.29
                                                               ------          ------
Income from Investment Operations:
  Net investment loss.....................................      (0.01)          (0.05)
  Net realized and unrealized loss on investments.........       0.01           (0.01)
                                                               ------          ------
  Total from Investment Operations........................       0.00           (0.06)
                                                               ------          ------
Net asset value, end of period............................     $14.29          $14.23
                                                               ======          ======
Total Return (%) (a) (b)..................................       0.00           (0.42)
Ratios and Supplemental Data
Expenses to average daily net assets
   With expenses waived (%) (c)...........................       1.65            2.40
   Without expenses waived (%) (c)........................       3.25            4.00
  Net investment loss to average daily net assets (%) (c).      (0.09)          (0.85)
  Portfolio turnover rate (%).............................         66              66
  Net assets, end of period ($ millions)..................         19              10

----------
* Per share amounts have been calculated using the monthly average share method.
+  For the period May 2, 2005 (commencement of operations) to October 31, 2005.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) Not annualized.
(c) Annualized.



                                 Prospectus 46

Financial Highlights - Diversified Growth Fund

================================================================================

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Diversified Growth Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                            Diversified Growth Fund

                                                           Class A Shares*                          Class B Shares*
                                               ---------------------------------------  ---------------------------------------
                                                For the Fiscal Years Ended October 31    For the Fiscal Years Ended October 31
                                               ---------------------------------------  ---------------------------------------
                                                2005    2004    2003    2002     2001    2005    2004    2003    2002     2001
                                               ------  ------  ------  ------  -------  ------  ------  ------  ------  -------
Net asset value, beginning of fiscal year..... $25.26  $23.92  $18.21  $17.98  $ 27.46  $24.02  $22.92  $17.57  $17.48  $ 26.98
                                               ------  ------  ------  ------  -------  ------  ------  ------  ------  -------
Income from Investment Operations:
  Net investment loss.........................  (0.22)  (0.23)  (0.23)  (0.23)   (0.13)  (0.39)  (0.40)  (0.37)  (0.37)   (0.28)
  Net realized and unrealized gain (loss) on
   investments................................   2.89    1.57    5.94    0.46    (5.82)   2.73    1.50    5.72    0.46    (5.69)
                                               ------  ------  ------  ------  -------  ------  ------  ------  ------  -------
  Total from Investment Operations............   2.67    1.34    5.71    0.23    (5.95)   2.34    1.10    5.35    0.09    (5.97)
                                               ------  ------  ------  ------  -------  ------  ------  ------  ------  -------
Less Distributions:
  Distributions from net realized gains.......  (1.21)     --      --      --    (3.53)  (1.21)     --      --      --    (3.53)
                                               ------  ------  ------  ------  -------  ------  ------  ------  ------  -------
Net asset value, end of fiscal year........... $26.72  $25.26  $23.92  $18.21  $ 17.98  $25.15  $24.02  $22.92  $17.57  $ 17.48
                                               ======  ======  ======  ======  =======  ======  ======  ======  ======  =======
Total Return (%) (a)..........................  10.66    5.60   31.36    1.28   (23.66)   9.80    4.80   30.45    0.51   (24.23)
Ratios and Supplemental Data
  Expenses to average daily net assets........   1.34    1.38    1.48    1.45     1.47    2.09    2.13    2.23    2.20     2.22
  Net investment loss to average daily net
   assets (%).................................  (0.81)  (0.92)  (1.14)  (1.13)   (0.63)  (1.55)  (1.67)  (1.89)  (1.88)   (1.39)
  Portfolio turnover rate (%).................     75      92     152     201      249      75      92     152     201      249
  Net assets, end of fiscal year ($ millions).    127      80      60      41       38      19      22      22      16       15

                                                           Class C Shares*
                                               ---------------------------------------
                                                For the Fiscal Years Ended October 31
                                               ---------------------------------------
                                                2005    2004    2003    2002     2001
                                               ------  ------  ------  ------  -------
Net asset value, beginning of fiscal year..... $24.02  $22.92  $17.57  $17.48  $ 26.98
                                               ------  ------  ------  ------  -------
Income from Investment Operations:
  Net investment loss.........................  (0.39)  (0.40)  (0.37)  (0.37)   (0.28)
  Net realized and unrealized gain (loss) on
   investments................................   2.73    1.50    5.72    0.46    (5.69)
                                               ------  ------  ------  ------  -------
  Total from Investment Operations............   2.34    1.10    5.35    0.09    (5.97)
                                               ------  ------  ------  ------  -------
Less Distributions:
  Distributions from net realized gains.......  (1.21)     --      --      --    (3.53)
                                               ------  ------  ------  ------  -------
Net asset value, end of fiscal year........... $25.15  $24.02  $22.92  $17.57  $ 17.48
                                               ======  ======  ======  ======  =======
Total Return (%) (a)..........................   9.80    4.80   30.45    0.51   (24.23)
Ratios and Supplemental Data
  Expenses to average daily net assets........   2.09    2.13    2.23    2.20     2.22
  Net investment loss to average daily net
   assets (%).................................  (1.55)  (1.68)  (1.89)  (1.88)   (1.39)
  Portfolio turnover rate (%).................     75      92     152     201      249
  Net assets, end of fiscal year ($ millions).     67      65      52      36       30

----------
* Per share amounts have been calculated using the monthly average share method.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.



                                 Prospectus 47

Financial Highlights - Growth and Income Trust

================================================================================

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Growth and Income Trust for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                            Growth and Income Trust


                                                            Class A Shares*
                                               ----------------------------------------  -------
                                                      For the Fiscal Years Ended
                                                             September 30
                                               ----------------------------------------  -------
                                                2005    2004    2003     2002     2001    2005
                                               ------  ------  ------  -------  -------  ------
Net asset value, beginning of fiscal year..... $11.80  $11.10  $ 9.07  $ 11.33  $ 15.40  $11.57
                                               ------  ------  ------  -------  -------  ------
Income from Investment Operations:
  Net investment income.......................   0.28    0.16    0.12     0.11     0.15    0.18
  Net realized and unrealized gain (loss) on
   investments................................   1.99    0.68    2.02    (2.28)   (1.59)   1.96
                                               ------  ------  ------  -------  -------  ------
  Total from Investment Operations............   2.27    0.84    2.14    (2.17)   (1.44)   2.14
                                               ------  ------  ------  -------  -------  ------
Less Distributions:
  Dividends from net investment income........  (0.26)  (0.14)  (0.11)   (0.09)   (0.11)  (0.17)
  Distributions from net realized gains.......     --      --      --       --    (2.52)     --
                                               ------  ------  ------  -------  -------  ------
  Total Distributions.........................  (0.26)  (0.14)  (0.11)   (0.09)   (2.63)  (0.17)
                                               ------  ------  ------  -------  -------  ------
Net asset value, end of fiscal year........... $13.81  $11.80  $11.10  $  9.07  $ 11.33  $13.54
                                               ======  ======  ======  =======  =======  ======
Total Return (%) (a)..........................  19.41    7.57   23.82   (19.29)  (10.47)  18.60
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)...................  1.35    1.35    1.35     1.35     1.35    2.10
   Without expenses waived (%)................  1.51    1.50    1.61     1.59     1.48    2.26
  Net investment income to average daily net
   assets (%).................................   2.13    1.31    1.20     0.98     1.08    1.38
  Portfolio turnover rate (%).................     73      80      82       72      178      73
  Net assets, end of fiscal year ($ millions).     45      41      36       29       33       8


                                                     Class B Shares*                          Class C Shares*
                                               --------------------------------- ----------------------------------------
                                               For the Fiscal Years Ended               For the Fiscal Years Ended
                                                      September 30                             September 30
                                               --------------------------------- ----------------------------------------
                                                2004    2003     2002     2001    2005    2004    2003     2002     2001
                                               ------  ------  -------  -------  ------  ------  ------  -------  -------
Net asset value, beginning of fiscal year..... $10.88  $ 8.90  $ 11.15  $ 15.21  $11.57  $10.88  $ 8.90  $ 11.14  $ 15.21
                                               ------  ------  -------  -------  ------  ------  ------  -------  -------
Income from Investment Operations:
  Net investment income.......................   0.07    0.04     0.02     0.04    0.18    0.07    0.04     0.02     0.04
  Net realized and unrealized gain (loss) on
   investments................................   0.66    1.99    (2.23)   (1.55)   1.96    0.66    1.99    (2.22)   (1.56)
                                               ------  ------  -------  -------  ------  ------  ------  -------  -------
  Total from Investment Operations............   0.73    2.03    (2.21)   (1.51)   2.14    0.73    2.03    (2.20)   (1.52)
                                               ------  ------  -------  -------  ------  ------  ------  -------  -------
Less Distributions:
  Dividends from net investment income........  (0.04)  (0.05)   (0.04)   (0.03)  (0.17)  (0.04)  (0.05)   (0.04)   (0.03)
  Distributions from net realized gains.......     --      --       --    (2.52)     --      --      --       --    (2.52)
                                               ------  ------  -------  -------  ------  ------  ------  -------  -------
  Total Distributions.........................  (0.04)  (0.05)   (0.04)   (2.55)  (0.17)  (0.04)  (0.05)   (0.04)   (2.55)
                                               ------  ------  -------  -------  ------  ------  ------  -------  -------
Net asset value, end of fiscal year........... $11.57  $10.88  $  8.90  $ 11.15  $13.54  $11.57  $10.88  $  8.90  $ 11.14
                                               ======  ======  =======  =======  ======  ======  ======  =======  =======
Total Return (%) (a)..........................   6.73   22.82   (19.91)  (11.04)  18.60    6.73   22.82   (19.83)  (11.12)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)...................  2.10    2.10     2.10     2.10    2.10    2.10    2.10     2.10     2.10
   Without expenses waived (%)................  2.25    2.36     2.34     2.23    2.26    2.25    2.36     2.34     2.23
  Net investment income to average daily net
   assets (%).................................   0.56    0.44     0.22     0.30    1.37    0.57    0.45     0.21     0.32
  Portfolio turnover rate (%).................     80      82       72      178      73      80      82       72      178
  Net assets, end of fiscal year ($ millions).      7       6        4        4      31      26      19       14       13

----------
* Per share amounts have been calculated using the monthly average share method.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

                                 Prospectus 48

Financial Highlights - High Yield Bond Fund

================================================================================

   The following table is intended to help you understand the performance of the Class A shares. Class B shares and Class C shares of the High Yield Bond Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                             High Yield Bond Fund

                                                           Class A Shares                          Class B Shares
                                               --------------------------------------  --------------------------------------
                                               For the Fiscal Years Ended September 30 For the Fiscal Years Ended September 30
                                               --------------------------------------  --------------------------------------
                                                2005*   2004*   2003*   2002    2001    2005*   2004*   2003*   2002    2001
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, beginning of fiscal year..... $ 7.85  $ 7.61  $ 6.64  $ 7.10  $ 7.87  $ 7.79  $ 7.55  $ 6.60  $ 7.06  $ 7.83
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from Investment Operations:
  Net investment income.......................   0.57    0.58    0.56    0.57    0.70    0.51    0.54    0.52    0.54    0.65
  Net realized and unrealized gain (loss) on
   investments................................  (0.09)   0.27    0.95   (0.44)  (0.77)  (0.08)   0.27    0.94   (0.45)  (0.76)
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total from Investment Operations............   0.48    0.85    1.51    0.13   (0.07)   0.43    0.81    1.46    0.09   (0.11)
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less Distributions:
  Dividends from net investment income........  (0.56)  (0.61)  (0.54)  (0.59)  (0.70)  (0.52)  (0.57)  (0.51)  (0.55)  (0.66)
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end of fiscal year........... $ 7.77  $ 7.85  $ 7.61  $ 6.64  $ 7.10  $ 7.70  $ 7.79  $ 7.55  $ 6.60  $ 7.06
                                               ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
Total Return (%) (a)..........................   6.35   11.60   23.70    1.68   (1.04)   5.68   11.08   22.91    1.15   (1.55)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%).........   1.10    1.10    1.10    1.12    1.13    1.65    1.65    1.65    1.65    1.65
   Without expenses waived/recovered (%)......   1.34    1.24    1.32    1.59    1.58    1.89    1.79    1.87    2.12    2.10
  Net investment income to average daily
   net assets (%).............................   7.14    7.54    7.75    8.36    9.17    6.59    7.01    7.19    7.83    8.60
  Portfolio turnover rate (%).................     25      35      31      61      56      25      35      31      61      56
  Net assets, end of fiscal year ($ millions).     38      43      52      23      20      10      12      12       5       4

                                                           Class C Shares
                                               --------------------------------------
                                               For the Fiscal Years Ended September 30
                                               --------------------------------------
                                                2005*   2004*   2003*   2002    2001
                                               ------  ------  ------  ------  ------
Net asset value, beginning of fiscal year..... $ 7.79  $ 7.55  $ 6.60  $ 7.06  $ 7.83
                                               ------  ------  ------  ------  ------
Income from Investment Operations:
  Net investment income.......................   0.52    0.54    0.52    0.54    0.65
  Net realized and unrealized gain (loss) on
   investments................................  (0.09)   0.27    0.94   (0.45)  (0.76)
                                               ------  ------  ------  ------  ------
  Total from Investment Operations............   0.43    0.81    1.46    0.09   (0.11)
                                               ------  ------  ------  ------  ------
Less Distributions:
  Dividends from net investment income........  (0.52)  (0.57)  (0.51)  (0.55)  (0.66)
                                               ------  ------  ------  ------  ------
Net asset value, end of fiscal year........... $ 7.70  $ 7.79  $ 7.55  $ 6.60  $ 7.06
                                               ======  ======  ======  ======  ======
Total Return (%) (a)..........................   5.68   11.07   22.90    1.15   (1.55)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%).........   1.65    1.65    1.65    1.65    1.65
   Without expenses waived/recovered (%)......   1.89    1.79    1.87    2.12    2.10
  Net investment income to average daily
   net assets (%).............................   6.59    7.00    7.15    7.82    8.60
  Portfolio turnover rate (%).................     25      35      31      61      56
  Net assets, end of fiscal year ($ millions).     25      28      31       9       8

----------
* Per share amounts have been calculated using the monthly average share method.
(a) The years ended October 31, 2002 and 2001 includes payment of previously waived management fees to the Heritage for Class A, B and C shares.



                                 Prospectus 49

Financial Highlights - International Equity Fund

================================================================================

   The following table is intended to help you understand the performance of the Class A shares. Class B shares and Class C shares of the International Equity Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                           International Equity Fund


                                                               Class A Shares*
                                                 ------------------------------------------
                                                    For the Fiscal Years Ended October 31
                                                 ------------------------------------------
                                                  2005    2004    2003     2002       2001
                                                 ------  ------  ------ -------     -------
Net asset value, beginning of fiscal year....... $20.95  $17.93  $14.68 $ 17.14     $ 27.41
                                                 ------  ------  ------ -------     -------
Income from Investment Operations:
  Net investment income (loss)..................   0.09    0.05    0.10   (0.09)(a)   (0.13)
  Net realized and unrealized gain (loss) on
   investments..................................   4.49    3.12    3.15   (2.37)      (7.83)
                                                 ------  ------  ------ -------     -------
  Total from Investment Operations..............   4.58    3.17    3.25   (2.46)      (7.96)
                                                 ------  ------  ------ -------     -------
Less Distributions:
  Dividends from net investment income..........  (0.33)  (0.15)     --      --          --
  Distributions from net realized gains.........     --      --      --      --       (2.31)
                                                 ------  ------  ------ -------     -------
  Total Distributions...........................  (0.33)  (0.15)     --      --       (2.31)
                                                 ------  ------  ------ -------     -------
Net asset value, end of fiscal year............. $25.20  $20.95  $17.93 $ 14.68     $ 17.14
                                                 ======  ======  ====== =======     =======
Total Return (%) (b)............................  21.98   17.74   22.14  (14.35)     (31.37)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%).....................   1.78    1.78    1.78   1.85 (a)     1.90
   Without expenses waived (%)..................   2.00    2.15    2.43    2.81        2.16
  Net investment income (loss) to average daily
   net assets (%)...............................   0.38    0.24    0.63   (0.54)      (0.63)
  Portfolio turnover rate (%)...................     78     162     133     234         174
  Net assets, end of fiscal year ($ millions)...     50      29      23       7           5


                                                               Class B Shares*
                                                 -------------------------------------------
                                                    For the Fiscal Years Ended October 31
                                                 -------------------------------------------
                                                  2005    2004    2003      2002       2001
                                                 ------  ------  ------  -------     -------
Net asset value, beginning of fiscal year....... $19.66  $16.89  $13.94  $ 16.39     $ 26.49
                                                 ------  ------  ------  -------     -------
Income from Investment Operations:
  Net investment income (loss)..................  (0.08)  (0.09)  (0.03)   (0.20)(a)   (0.29)
  Net realized and unrealized gain (loss) on
   investments..................................   4.20    2.93    2.98    (2.25)      (7.50)
                                                 ------  ------  ------  -------     -------
  Total from Investment Operations..............   4.12    2.84    2.95    (2.45)      (7.79)
                                                 ------  ------  ------  -------     -------
Less Distributions:
  Dividends from net investment income..........  (0.20)  (0.07)     --       --          --
  Distributions from net realized gains.........     --      --      --       --       (2.31)
                                                 ------  ------  ------  -------     -------
  Total Distributions...........................  (0.20)  (0.07)     --       --       (2.31)
                                                 ------  ------  ------  -------     -------
Net asset value, end of fiscal year............. $23.58  $19.66  $16.89  $ 13.94     $ 16.39
                                                 ======  ======  ======  =======     =======
Total Return (%) (b)............................  21.06   16.85   21.16   (14.95)     (31.86)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%).....................   2.53    2.53    2.53    2.60 (a)     2.65
   Without expenses waived (%)..................   2.75    2.90    3.18     3.56        2.91
  Net investment income (loss) to average daily
   net assets (%)...............................  (0.36)  (0.46)  (0.17)   (1.30)      (1.36)
  Portfolio turnover rate (%)...................     78     162     133      237         174
  Net assets, end of fiscal year ($ millions)...      4       2       1        1           1


                                                               Class C Shares*
                                                 -------------------------------------------
                                                    For the Fiscal Years Ended October 31
                                                 -------------------------------------------
                                                  2005    2004    2003      2002       2001
                                                 ------  ------  ------  -------     -------
Net asset value, beginning of fiscal year....... $19.66  $16.89  $13.94  $ 16.39     $ 26.48
                                                 ------  ------  ------  -------     -------
Income from Investment Operations:
  Net investment income (loss)..................  (0.08)  (0.09)  (0.03)   (0.20)(a)   (0.28)
  Net realized and unrealized gain (loss) on
   investments..................................   4.20    2.93    2.98    (2.25)      (7.50)
                                                 ------  ------  ------  -------     -------
  Total from Investment Operations..............   4.12    2.84    2.95    (2.45)      (7.78)
                                                 ------  ------  ------  -------     -------
Less Distributions:
  Dividends from net investment income..........  (0.20)  (0.07)     --       --          --
  Distributions from net realized gains.........     --      --      --       --       (2.31)
                                                 ------  ------  ------  -------     -------
  Total Distributions...........................  (0.20)  (0.07)     --       --       (2.31)
                                                 ------  ------  ------  -------     -------
Net asset value, end of fiscal year............. $23.58  $19.66  $16.89  $ 13.94     $ 16.39
                                                 ======  ======  ======  =======     =======
Total Return (%) (b)............................  21.06   16.85   21.16   (14.95)     (31.83)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%).....................   2.53    2.53    2.53    2.60 (a)     2.65
   Without expenses waived (%)..................   2.75    2.90    3.18     3.56        2.91
  Net investment income (loss) to average daily
   net assets (%)...............................  (0.35)  (0.46)  (0.25)   (1.30)      (1.36)
  Portfolio turnover rate (%)...................     78     162     133      234         174
  Net assets, end of fiscal year ($ millions)...     73      47      26       11           5

----------
* Per share amounts have been calculated using the monthly average share method.
(a) Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares. Prior to July 1, 2002, the expense limits of the International Equity Fund's Class A, Class B and Class C shares were 1.90%, 2.65% and 2.65%, respectively. Thereafter, the expense limits of Class A, Class B and Class C shares were 1.78%, 2.53% and 2.53%, respectively.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.



                                 Prospectus 50

Financial Highlights - Mid Cap Stock Fund

================================================================================

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Mid Cap Stock Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                              Mid Cap Stock Fund


                                                              Class A Shares*
                                               -----------------------------------------
                                                   For the Fiscal Years Ended October 31
                                               -----------------------------------------
                                                2005    2004    2003      2002       2001
                                               ------  ------  ------  ------     ------
Net asset value, beginning of fiscal year..... $24.57  $21.67  $17.99  $20.21     $23.19
                                               ------  ------  ------  ------     ------
Income from Investment Operations:
  Net investment loss.........................  (0.13)  (0.15)  (0.14)  (0.19)(a)  (0.21)(a)
  Net realized and unrealized gain (loss) on
   investments................................   3.35    3.05    3.82   (1.44)      1.34
                                               ------  ------  ------  ------     ------
  Total from Investment Operations............   3.22    2.90    3.68   (1.63)      1.13
                                               ------  ------  ------  ------     ------
Less Distributions:
  Distributions from net realized gains.......     --      --      --   (0.59)     (4.11)
                                               ------  ------  ------  ------     ------
Net asset value, end of fiscal year........... $27.79  $24.57  $21.67  $17.99     $20.21
                                               ======  ======  ======  ======     ======
Total Return (%) (b)..........................  13.11   13.38   20.46   (8.50)      6.70
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses recovered (%)................   1.15    1.20    1.28   1.27 (a)   1.55 (a)
   Without expenses recovered (%).............   1.15    1.20    1.28    1.27       1.50
  Net investment loss to average daily net
   assets (%).................................  (0.48)  (0.64)  (0.72)  (0.88)     (1.04)
  Portfolio turnover rate (%).................    146     124     163     171        218
  Net assets, end of fiscal year ($ millions).    633     370     217     174         56


                                                              Class B Shares*
                                               -----------------------------------------
                                                   For the Fiscal Years Ended October 31
                                               -----------------------------------------
                                                2005    2004    2003      2002       2001
                                               ------  ------  ------  ------     ------
Net asset value, beginning of fiscal year..... $23.15  $20.58  $17.21  $19.50     $22.66
                                               ------  ------  ------  ------     ------
Income from Investment Operations:
  Net investment loss.........................  (0.31)  (0.30)  (0.27)  (0.33)(a)  (0.35)(a)
  Net realized and unrealized gain (loss) on
   investments................................   3.15    2.87    3.64   (1.37)      1.30
                                               ------  ------  ------  ------     ------
  Total from Investment Operations............   2.84    2.57    3.37   (1.70)      0.95
                                               ------  ------  ------  ------     ------
Less Distributions:
  Distributions from net realized gains.......     --      --      --   (0.59)     (4.11)
                                               ------  ------  ------  ------     ------
Net asset value, end of fiscal year........... $25.99  $23.15  $20.58  $17.21     $19.50
                                               ======  ======  ======  ======     ======
Total Return (%) (b)..........................  12.27   12.49   19.58   (9.18)      5.93
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses recovered (%)................   1.90    1.95    2.03   2.02 (a)   2.30 (a)
   Without expenses recovered (%).............   1.90    1.95    2.03    2.01       2.25
  Net investment loss to average daily net
   assets (%).................................  (1.23)  (1.38)  (1.47)  (1.64)     (1.80)
  Portfolio turnover rate (%).................    146     124     163     171        218
  Net assets, end of fiscal year ($ millions).     60      58      53      39         13


                                                              Class C Shares*
                                               -----------------------------------------
                                                   For the Fiscal Years Ended October 31
                                               -----------------------------------------
                                                2005    2004    2003      2002       2001
                                               ------  ------  ------  ------     ------
Net asset value, beginning of fiscal year..... $23.16  $20.59  $17.22  $19.51     $22.67
                                               ------  ------  ------  ------     ------
Income from Investment Operations:
  Net investment loss.........................  (0.31)  (0.31)  (0.27)  (0.33)(a)  (0.35)(a)
  Net realized and unrealized gain (loss) on
   investments................................   3.15    2.88    3.64   (1.37)      1.30
                                               ------  ------  ------  ------     ------
  Total from Investment Operations............   2.84    2.57    3.37   (1.70)      0.95
                                               ------  ------  ------  ------     ------
Less Distributions:
  Distributions from net realized gains.......     --      --      --   (0.59)     (4.11)
                                               ------  ------  ------  ------     ------
Net asset value, end of fiscal year........... $26.00  $23.16  $20.59  $17.22     $19.51
                                               ======  ======  ======  ======     ======
Total Return (%) (b)..........................  12.26   12.48   19.57   (9.18)      5.93
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses recovered (%)................   1.90    1.95    2.03   2.02 (a)   2.30 (a)
   Without expenses recovered (%).............   1.90    1.95    2.03    2.01       2.25
  Net investment loss to average daily net
   assets (%).................................  (1.23)  (1.39)  (1.46)  (1.64)     (1.80)
  Portfolio turnover rate (%).................    146     124     163     171        218
  Net assets, end of fiscal year ($ millions).    284     214     149     100         31

----------
* Per share amounts have been calculated using the monthly average share method.

(a) The fiscal years ended October 31, 2002 and 2001 includes payment of previously waived management fees to Heritage for Class A, B and C Shares.

(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.



                                 Prospectus 51

Financial Highlights - Small Cap Stock Fund

================================================================================

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Small Cap Stock Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                             Small Cap Stock Fund

                                                              Class A Shares*
                                                 ----------------------------------------
                                                   For the Fiscal Years Ended October 31
                                                 ----------------------------------------
                                                   2005     2004    2003    2002    2001
                                                 ------    ------  ------  ------  ------
Net asset value, beginning of fiscal year....... $32.19    $29.00  $21.36  $24.41  $29.17
                                                 ------    ------  ------  ------  ------
Income from Investment Operations:
  Net investment income (loss)..................  (0.13)    (0.16)  (0.19)   0.02   (0.11)
  Net realized and unrealized gain (loss) on
   investments..................................   2.43      3.35    7.83   (1.48)  (1.70)
                                                 ------    ------  ------  ------  ------
  Total from Investment Operations..............   2.30      3.19    7.64   (1.46)  (1.81)
                                                 ------    ------  ------  ------  ------
Less Distributions:
  Distributions from net realized gains.........  (1.56)       --      --   (1.59)  (2.95)
                                                 ------    ------  ------  ------  ------
Net asset value, end of fiscal year............. $32.93    $32.19  $29.00  $21.36  $24.41
                                                 ======    ======  ======  ======  ======
Total Return (%) (a)............................   7.08     11.00   35.77   (6.98)  (6.40)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)...........  1.30 (b)   1.33    1.30    1.30    1.30
   Without expenses waived/recovered (%)........   1.25      1.33    1.42    1.34    1.33
  Net investment income (loss) to average daily
   net assets (%)...............................  (0.39)    (0.50)  (0.83)   0.06   (0.42)
  Portfolio turnover rate (%)...................     50        59      45      54      85
  Net assets, end of fiscal year ($ millions)...    225       182     111      83      92

                                                              Class B Shares*
                                                 ----------------------------------------
                                                   For the Fiscal Years Ended October 31
                                                 ----------------------------------------
                                                   2005     2004    2003    2002    2001
                                                 ------    ------  ------  ------  ------
Net asset value, beginning of fiscal year....... $29.69    $26.95  $19.99  $23.11  $27.97
                                                 ------    ------  ------  ------  ------
Income from Investment Operations:
  Net investment income (loss)..................  (0.34)    (0.37)  (0.35)  (0.15)  (0.29)
  Net realized and unrealized gain (loss) on
   investments..................................   2.23      3.11    7.31   (1.38)  (1.62)
                                                 ------    ------  ------  ------  ------
  Total from Investment Operations..............   1.89      2.74    6.96   (1.53)  (1.91)
                                                 ------    ------  ------  ------  ------
Less Distributions:
  Distributions from net realized gains.........  (1.56)       --      --   (1.59)  (2.95)
                                                 ------    ------  ------  ------  ------
Net asset value, end of fiscal year............. $30.02    $29.69  $26.95  $19.99  $23.11
                                                 ======    ======  ======  ======  ======
Total Return (%) (a)............................   6.26     10.17   34.82   (7.72)  (7.10)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)...........  2.05 (b)   2.08    2.05    2.05    2.05
   Without expenses waived/recovered (%)........   2.00      2.08    2.17    2.09    2.08
  Net investment income (loss) to average daily
   net assets (%)...............................  (1.13)    (1.26)  (1.58)  (0.64)  (1.17)
  Portfolio turnover rate (%)...................     50        59      45      54      85
  Net assets, end of fiscal year ($ millions)...     13        15      14      10      10

                                                              Class C Shares*
                                                 ----------------------------------------
                                                   For the Fiscal Years Ended October 31
                                                 ----------------------------------------
                                                   2005     2004    2003    2002    2001
                                                 ------    ------  ------  ------  ------
Net asset value, beginning of fiscal year....... $29.70    $26.96  $20.00  $23.12  $27.98
                                                 ------    ------  ------  ------  ------
Income from Investment Operations:
  Net investment income (loss)..................  (0.34)    (0.36)  (0.35)  (0.15)  (0.29)
  Net realized and unrealized gain (loss) on
   investments..................................   2.23      3.10    7.31   (1.38)  (1.62)
                                                 ------    ------  ------  ------  ------
  Total from Investment Operations..............   1.89      2.74    6.96   (1.53)  (1.91)
                                                 ------    ------  ------  ------  ------
Less Distributions:
  Distributions from net realized gains.........  (1.56)       --      --   (1.59)  (2.95)
                                                 ------    ------  ------  ------  ------
Net asset value, end of fiscal year............. $30.03    $29.70  $26.96  $20.00  $23.12
                                                 ======    ======  ======  ======  ======
Total Return (%) (a)............................   6.26     10.16   34.79   (7.72)  (7.10)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)...........  2.05 (b)   2.08    2.05    2.05    2.05
   Without expenses waived/recovered (%)........   2.00      2.08    2.17    2.09    2.08
  Net investment income (loss) to average daily
   net assets (%)...............................  (1.13)    (1.26)  (1.58)  (0.66)  (1.17)
  Portfolio turnover rate (%)...................     50        59      45      54      85
  Net assets, end of fiscal year ($ millions)...     91        78      57      43      44

----------
* Per share amounts have been calculated using the monthly average share method.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(b) The fiscal year ended October 31, 2005 includes payment of previously waived management fees to Heritage for Class A, B and C shares.


                                 Prospectus 52

                             FOR MORE INFORMATION

   The following documents are also available free upon request and through Heritage's website:

   Annual/Semiannual Reports. Provides additional information about the funds' investments, describes each fund's performance, and contains letters from the fund managers discussing recent market conditions, economic trends and fund strategies that significantly affected the funds' performance during that period. Each fund also files its complete schedule of portfolio holdings on form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year.


   Statement of Additional Information (SAI). Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission and available on the website at www.HeritageFunds.com and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).


   To obtain information or make an inquiry, contact Heritage Mutual Funds:

              By mail:      P.O. Box 33022
                            St. Petersburg, Florida 33733
              By telephone: (800) 421-4184
              By internet:  www.HeritageFunds.com

   These documents and other information about the funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the funds may be viewed on-screen or downloaded from the EDGAR Database on the SEC's internet website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

   Heritage offers the ability to receive these documents and other fund information electronically, via notification to an e-mail address you provide. To enroll in this service, visit www.HeritageFunds.com. Further, to eliminate unnecessary duplication, and reduce the cost to fund shareholders, only one copy of the Prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the Prospectus or other shareholder reports for each shareholder with the same mailing address, please call (800) 421-4184 or send an Email to:
ClientServices@HeritageFunds.com.

   The funds' Investment Company and Securities Act registration numbers are:

             Heritage Capital Appreciation Trust 811-4338  2-98634
             Heritage Growth and Income Trust... 811-4767  33-7559
             Heritage Income Trust.............. 811-5853 33-30361
             Heritage Series Trust.............. 811-7470 33-57986

   No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

M 01/06

                                 Prospectus 53

                           PRIVACY NOTICE TO CLIENTS
                          OF HERITAGE FAMILY OF FUNDS

   Heritage Asset Management and Heritage Family of Funds (collectively "Heritage") are committed to protecting confidentiality of the information furnished to us by our clients. We are providing you this information as required by Regulation S-P adopted by the Securities and Exchange Commission.

Information about you that we collect:
================================================================================

   We collect non-public personal information about you from the following sources: information we receive from you on applications or other forms or through our website; information about your transactions with us, our affiliates, or others; and information we may receive from a consumer reporting agency.

Our use of information about you:
================================================================================

   We may share information about you with affiliated companies of Heritage Asset Management and with parties that provide other services to us, and with certain financial institutions with which we have joint marketing arrangements. Otherwise, we do not disclose any non-public personal information about you to anyone except as permitted by law. We follow the same policy with respect to non-public information received from all clients and former clients.

How we protect your confidential information:
================================================================================

   Heritage has policies that restrict access to non-public personal information about you to those employees who have need for that information to provide investment alternatives or services to you, or to employees who assist those who provide investment alternatives or services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

             Would you like to receive future mailings via E-Mail?
                          If so, please let us know.
                    Visit www.HeritageFunds.com to enroll.

                       STATEMENT OF ADDITIONAL INFORMATION

                              HERITAGE MUTUAL FUNDS


     o    CAPITAL APPRECIATION TRUST          o    HIGH YIELD BOND FUND
     o    CORE EQUITY FUND                    o    INTERNATIONAL EQUITY FUND
     o    DIVERSIFIED GROWTH FUND             o    MID CAP STOCK FUND
     o    GROWTH AND INCOME TRUST             o    SMALL CAP STOCK FUND


     This Statement of Additional Information ("SAI") dated January 3, 2006, should be read in conjunction with the Prospectus dated January 3, 2006, describing the shares of the Capital Appreciation Trust, the Growth and Income Trust, the Heritage Income Trust-High Yield Bond Fund and the five series of the Heritage Series Trust, which are the Core Equity Fund, Diversified Growth Fund, the International Equity Fund, the Mid Cap Stock Fund and the Small Cap Stock Fund, (each a "fund" and, collectively, the "funds"). Each fund currently offers Class A and Class C Shares. In addition, certain funds also offer an institutional class of shares (Class I), and retirement classes of shares (Class R-3 and Class R-5 shares). Each fund except Core Equity previously offered Class B shares, which are no longer offered for sale. However, Class B shares may continue to be acquired through exchanges from Class B shares of another Heritage Mutual Fund and dividend reinvestment.

     This SAI is not a prospectus itself. This SAI is incorporated by reference into the funds' Prospectus. In other words, this SAI is legally part of the funds' Prospectus.

     The financial statements for the Capital Appreciation Trust for the fiscal year ended August 31, 2005, the financial statements for the High Yield Bond Fund and the Growth and Income Trust for the fiscal year ended September 30, 2005, and the financial statements for the five series of Series Trust for the fiscal year ended October 31, 2005 are incorporated herein by reference to the funds' Annual Reports to Shareholders dated August 31, 2005, September 30, 2005 and October 31, 2005, respectively. To receive a copy of the Prospectus or the, annual and semiannual reports to shareholders, write to Heritage Asset Management, Inc. ("Heritage") at the address below, visit our website at www.HertiageFunds.com or call (800) 421-4184.






                         HERITAGE ASSET MANAGEMENT, INC.
               880 Carillon Parkway, St. Petersburg, Florida 33716

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

I.      GENERAL INFORMATION....................................................1
II.     INVESTMENT INFORMATION.................................................1
        A.     Investment Policies, Strategies.................................1
        B.     Industry Classifications and Risks.............................26
III.    INVESTMENT LIMITATIONS................................................26
        A.     Fundamental Investment Policies for All Funds..................26
        B.     Fundamental Policies Unique to International Equity............29
        C.     Fundamental Policies Unique to High Yield
        D.     Fundamental Policies Unique to Growth and Income...............30
        E.     Non-Fundamental Investment Policies for All Funds..............30
        F.     Non-Fundamental Policies Unique to Capital Appreciation........31
        G.     Non-Fundamental Policies Unique to Small Cap...................31
IV.     NET ASSET VALUE.......................................................31
V.      INVESTING IN THE FUNDS................................................33
VI.     INVESTMENT PROGRAMS...................................................33
        A.     Retirement Plans...............................................33
        B.     Right of Accumulation..........................................34
        C.     Class A Letter of Intent.......................................34
VII.    CONVERSION OF CLASS B SHARES..........................................35
VIII.   REDEEMING SHARES......................................................35
        A.     Receiving Payment..............................................35
        B.     Telephone Transactions.........................................36
        C.     Systematic Withdrawal Plan.....................................36
        D.     Distribution from Retirement Plans ............................37
        E.     Redemptions in Kind............................................37
        F.     Frequent Purchases and Redemptions of Fund Shares..............37
IX.     EXCHANGE PRIVILEGE....................................................38
X.      DISCLOSURE OF PORTFOLIO HOLDINGS..........................
XI.     TAXES.................................................................39
XII.    SHAREHOLDER INFORMATION...............................................44
XIII.   FUND INFORMATION......................................................44
        A.     Management of the Funds........................................44
        B.     Five Percent Shareholders......................................50
        C.     Proxy Voting Policies and Procedures...........................50
        D.     Investment Adviser and Administrator; Subadvisers..............51
        E.     Portfolio Managers

        F.     Portfolio Turnover and Brokerage Practices.....................54
        G.     Distribution of Shares.........................................56
        H.     Administration of the Funds....................................58
        I.     Potential Liability............................................59
        APPENDIX A - FUND INVESTMENT TABLE...................................A-1
        APPENDIX B - COMMERCIAL PAPER / CORPORATE DEBT RATINGS...............B-1

I.      GENERAL INFORMATION
        -------------------

        The Heritage Capital Appreciation Trust ("Capital Appreciation"), the Heritage Growth and Income Trust ("Growth and Income"), the Heritage Income Trust ("Income Trust") and the Heritage Series Trust ("Series Trust") (collectively, the "Trusts") each was established as a Massachusetts business trust under a Declaration of Trust dated June 21, 1985, July 25, 1986, August 4, 1989 and October 28, 1992, respectively.

        Each Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Capital Appreciation, Growth and Income (prior to July 2, 2001, named the Income-Growth Trust) and Income Trust each offer shares through a single investment portfolio. In the case of Income Trust, the High Yield Bond Fund ("High Yield") is the only investment portfolio offered. Series Trust currently offers its shares through five separate investment portfolios: the Core Equity Fund ("Core Equity"), the Diversified Growth Fund ("Diversified Growth") (prior to January 2, 2004, named Aggressive Growth Fund), the International Equity Fund ("International Equity") (prior to July 1, 2002, named Eagle International Equity Portfolio), the Mid Cap Stock Fund ("Mid Cap") (prior to January 3, 2000, named the Mid Cap Growth Fund), and the Small Cap Stock Fund ("Small Cap"). Each fund currently offers Class A shares sold subject to a front-end sales charge ("Class A shares") and Class C shares sold subject to a 1% contingent deferred sales charge ("CDSC") ("Class C shares"). In addition, Capital Appreciation, Core Equity, Diversified Growth, Mid Cap and Small Cap each offer Class I, Class R-3 and Class R-5 shares, each sold without a front-end sales charge or CDSC. Each fund, except Core Equity, previously offered Class B shares, which are no longer for sale. Class B shares may only be acquired through exchange from Class B shares of another Heritage mutual fund and through dividend reinvestment.

        A redemption fee of 2% of the value of shares sold will be imposed on fund shares sold (by redemption or exchange to another Heritage mutual fund) within a set holding period (representing the days since their acquisition by purchase or exchange from another Heritage mutual fund). For International
Equity, the holding period is thirty (30) calendar days; for all other funds, the holding period is seven (7) calendar days.

        Each fund described in this SAI operates for many purposes as if it were an independent company. Each fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.

II.     INVESTMENT INFORMATION
        ----------------------

        A.   INVESTMENT POLICIES, STRATEGIES AND RISKS
             -----------------------------------------

        This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. In general, Capital Appreciation, Diversified Growth and Growth and Income will each invest at least 65% of its net assets in equity securities, common stocks, income-producing securities or foreign securities. Core Equity and International Equity generally will each invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. International Equity will primarily invest in equity securities of foreign issuers and depository receipts representing the securities of foreign issuers. Mid Cap generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of medium-capitalization companies, each of which has a total market capitalization of between $500 million and $10 billion ("mid cap companies"). Small Cap generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies, each of which has a total market capitalization of less than $2 billion ("small cap companies"). High Yield invests at least 80% of its net assets (plus any borrowings for investment purposes) in lower rated corporate bonds and other fixed income securities. The remainder of a fund's assets may be invested in the other securities specified below. At APPENDIX A you will find a FUND INVESTMENT TABLE that provides information regarding the extent to which each fund may invest in a specific security or instrument. For more information on a fund's principal strategies and risks, please see the funds' Prospectus.

        EQUITY SECURITIES:

        COMMON STOCKS. Each fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

        CONVERTIBLE SECURITIES. Each fund may invest in convertible securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entails less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of "Investment Grade/Lower Rated Securities" below for additional information.

        PREFERRED STOCK. Each fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

        REAL ESTATE INVESTMENT TRUSTS ("REITs"). Each fund except High Yield may invest in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

        WARRANTS AND RIGHTS. Each fund may purchase warrants and all funds, except High Yield, may purchase rights, which are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock. All funds, except High Yield, currently do not intend to invest more than 5% of their respective net assets in warrants. High Yield does not have the 5% limitation. International Equity also may invest in warrants or rights it acquired as part of a unit or attached to securities at the time of purchase without any limitation.

        DEBT SECURITIES:

        DEBT SECURITIES. Each fund may invest in debt securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the Federal budget deficit or an increase in the price of commodities such as oil.

        CORPORATE DEBT OBLIGATIONS. Each fund may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments. Please see the discussion of "Investment Grade/Lower Rated Securities" below for additional information.

        FIXED AND FLOATING RATE LOANS. High Yield may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). High Yield may invest in such loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). High Yield considers these investments to be investments in debt securities. High Yield, in pursuing its investment policies, may acquire Participations and Assignments that are high yield, nonconvertible corporate debt securities or short duration debt securities. Participations typically will result in the fund having a contractual relationship only with the Lender and not with the borrower. High Yield will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, High Yield generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower. Additionally, High Yield may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, High Yield may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. High Yield will acquire Participations only if the Lender interpositioned between High Yield and the borrower is determined by the Subadviser to be creditworthy. When High Yield purchases Assignments from Lenders, the fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances, such rights may be more limited than those held by the assigning Lender.

        High Yield may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Thus, the fund will treat investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. High Yield may revise this policy in the future.

        BRADY BONDS. High Yield may invest in Brady Bonds, which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions, such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds also may be issued with respect to new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. These arrangements with the World Bank and/or the IMF require debtor nations to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Salomon Brothers Asset Management Inc., the subadviser to High Yield (the "Subadviser"), believes economic reforms, undertaken by countries in connection with the issuance of Brady Bonds, make the debt of those countries that have issued or announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the Subadviser's expectations with respect to Brady Bonds will be realized.

        Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semiannually at a rate equal to 13/16 of one percent above the then-current six month London Inter-Bank Offered Rate ("LIBOR").

        Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, High Yield will purchase Brady Bonds in secondary markets, as described below.

        In the secondary markets, the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstance which, in effect, constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. High Yield may purchase Brady Bonds with limited or no collateralization, and will rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily based on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions, and generally are maintained through European transnational security depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which High Yield invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Taxes."

        In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, High Yield would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

        FOREIGN DEBT SECURITIES. High Yield may invest up to 20% of its total assets in foreign fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for High Yield's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets. Investments in securities of foreign issuers may involve risks arising from: restrictions on foreign investment and repatriation of capital; from differences between U.S. and foreign securities markets, including less volume; from much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation; from changes in currency exchange rates, from high and volatile rates of inflation; from economic, social and political conditions and, as with domestic multinational corporation;, from fluctuating interest rates. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of High Yield's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions that might affect adversely payments due on securities held by High Yield, the lack of extensive operating experience of eligible foreign subcustodian's and legal limitations on the ability of the High Yield to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements of U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for High Yield to obtain or enforce a judgment against the issuers of such obligations.

        ADDITIONAL  RISKS  OF HIGH  YIELD  FOREIGN  SOVEREIGN  DEBT  SECURITIES.
Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries; such as those in which a fund may invest, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.

        Other factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be affected adversely. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner.

        Also, generally, the cost of servicing external debt will be affected adversely by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt also will depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

        As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, High Yield may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

        Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which High Yield may invest will not be subject to similar restructuring arrangements or to requests for new credit that may affect adversely High Yield's holdings. Furthermore, certain participants in the secondary market for such debt may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

        INVESTMENT GRADE/LOWER RATED SECURITIES:

        INVESTMENT GRADE SECURITIES. Each fund may invest in securities rated investment grade. Investment grade securities include securities rated BBB or above by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by a fund's subadviser. Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade bonds. Each fund may retain a security that has been downgraded below investment grade if, in the opinion of its subadviser, it is in the fund's best interest.

        LOWER RATED / HIGH-YIELD SECURITIES. Diversified Growth, High Yield, International Equity, Growth and Income, Mid Cap and Small Cap may invest in securities rated below investment grade, I.E., rated below BBB or Baa by S&P and Moody's, respectively, or unrated securities determined to be below investment grade by its subadviser. These securities are commonly referred to as "high yield securities" and are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities. Diversified Growth, Mid Cap and Small Cap currently do not intend to invest more than 5% of their respective net assets in lower rated/high-yield securities. International Equity may invest up to 10% of its net assets in lower rated/high-yield securities. High Yield may invest at least 80% of its net assets in lower rated/high-yield securities.

        RISK FACTORS OF LOWER RATED / HIGH-YIELD SECURITIES:

        INTEREST RATE AND ECONOMIC RISK. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes resulting in changes in a fund's net asset value. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by a fund may affect its net asset value and performance adversely during such times.

        In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of a fund's investment portfolio and its subadviser's careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the fund's investment portfolio.

        SECURITIES RATINGS AND CREDIT RISK. Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer's credit rating may cause that issuer's high yield securities to decrease in market value. Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

        A fund's subadviser continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund's subadviser primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination. See APPENDIX B for a description of corporate debt ratings.

        LIQUIDITY RISK AND VALUATION. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public's perception of the junk bond market. A Trust's Board of Trustees ("Board") or subadviser may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by a fund.

        SHORT-TERM MONEY MARKET INSTRUMENTS:

        BANKERS' ACCEPTANCES. Each fund may invest in bankers' acceptances. Bankers' acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed "accepted" when a bank writes on the draft its agreement to pay it at maturity, using the word "accepted." The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers' acceptances that are eligible for purchase at times extend to nine months, but more commonly range from 30 to 180 days.

        High Yield and Growth and Income may invest in bankers' acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. High Yield and Growth and Income may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC").

        CERTIFICATES OF DEPOSIT ("CDs"). Each fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

        COMMERCIAL PAPER. Each fund, except International Equity, may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. International Equity may invest only in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P. High Yield may also invest in other lower quality commercial paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.

        OTHER. High Yield also may invest in demand and time deposits, savings shares and high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a fund's ability to resell when it deems advisable to do so.

        REPURCHASE AND REVERSE REPURCHASE AGREEMENTS:

        REPURCHASE AGREEMENTS. Each fund may invest in repurchase agreements. High Yield may only invest up to 20% of its net asset in repurchase agreements. In accordance with the guidelines and procedures established by the Board, a fund may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government securities. A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible declines in the market value of the underlying securities and delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its subadviser to present minimal credit risks.

        The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will the funds invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A fund always will receive, as collateral, securities whose market value, including accrued interest, at time of purchase will be at least equal to 100% of the dollar amount invested by the fund in each agreement, and the fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian, State Street Bank and Trust Company ("Custodian").

        REVERSE REPURCHASE AGREEMENTS. Each fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities. During that time, a fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a fund's limitation on borrowing.

        U.S. GOVERNMENT AND ZERO COUPON SECURITIES:

        U.S. GOVERNMENT SECURITIES. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

        ZERO COUPON SECURITIES AND PAY IN KIND BONDS. Growth and Income and High Yield may invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value.

        High Yield may also invest in pay-in-kind bonds, which involve special risk considerations. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.

        Although zero coupon securities and pay-in-kind bonds generally are not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of High Yield's 10% limitation on investments in illiquid securities.

        The Code requires the holder of a zero coupon security, certain pay-in-kind bonds and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. See "Taxes." Accordingly, to avoid liability for Federal income and excise taxes, High Yield may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make the necessary distributions.

        FOREIGN SECURITIES EXPOSURE:

        DEPOSITARY RECEIPTS. Each fund except High Yield may invest in sponsored or unsponsored European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Special Drawing Rights ("SDRs") or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, "Depositary Receipts"). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.

        EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement. Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts. For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities.

        EURO/YANKEE BONDS. International Equity may invest in dollar-denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general. These risks are discussed below.

        EURODOLLAR CERTIFICATES. Growth and Income may purchase CDs issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

        FOREIGN SECURITIES. Each fund, except High Yield, may invest in foreign securities. In most cases, the best available market for foreign securities will be on the exchanges or in over-the-counter ("OTC") markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Their markets and economies may react differently to specific or global events than the U.S. market and economy. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the United States. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.

        International Equity may invest in emerging markets. Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. Compared to the U.S. and other developed countries, emerging markets countries may have relatively unstable governments, economies based on only a few industries, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries and securities markets that are less liquid and trade a smaller number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

        No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its subadviser, such restrictions are likely to be imposed. However, certain currencies may become blocked (I.E., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.

        Because investments in foreign companies usually will involve currencies of foreign countries and because Core Equity, Diversified Growth, Capital Appreciation, and Growth and Income may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of these funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. Each fund will conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market. Additionally, to protect against uncertainty in the level of future exchange rates, Capital Appreciation and Growth and Income may enter into contracts to purchase or sell foreign currencies at a future date (a "forward currency contract" or "forward contract").

        AMERICAN DEPOSITARY RECEIPTS ("ADRS"):

        Each fund, except High Yield, may invest in both sponsored and unsponsored ADRs. ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

        ADRs may be purchased through "sponsored" or "unsponsored" facilities and also include New York Shares ("NYRs"). A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.

        HEDGING   INSTRUMENTS   -  FUTURES,   FORWARDS,   OPTIONS   AND  HEDGING
TRANSACTIONS:

        GENERAL DESCRIPTION. Each fund, except Small Cap, may use certain financial instruments ("Hedging Instruments"), including futures contracts (sometimes referred to as "futures"), options, options on futures and forward currency contracts, to attempt to hedge the fund's investment portfolio as discussed below.

        Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

        Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

        The use of Hedging Instruments is subject to applicable regulations of the SEC, the exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Hedging Instruments may be limited by tax considerations. See "Taxes." Pursuant to claims for exemption filed with the National Futures Association on behalf of each fund, except Small Cap, each fund is not deemed to be a "commodity pool operator" or a "commodity pool" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

        In addition to the products and strategies described below, the funds expect to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as each fund's subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. A fund's subadviser may utilize these opportunities to the extent that it is consistent with a fund's investment objective(s) and permitted by the fund's investment limitations and applicable regulatory authorities. Although a fund may be permitted to use a variety of Hedging Instruments, each fund presently intends to purchase, sell and use for hedging or investment purposes those Hedging Instruments as specified and discussed in the sections that follow.

        SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

             (1) Successful use of most Hedging Instruments depends upon a fund's subadviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While each fund's subadviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

             (2)  There might be imperfect correlation,  or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges and using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

             To compensate for imperfect correlation, a fund may purchase or sell Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

             (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

             (4) As described below, each fund might be required to maintain assets as "cover", maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If a fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

             COVER FOR HEDGING STRATEGIES. Some Hedging Instruments expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward currency contracts, options, or futures contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the fund's Custodian, in the prescribed amount.

             Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

        OPTIONS

        Each fund, except Small Cap, may use for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices and currencies. However, Growth and Income may only purchase and sell call options on securities and write covered call options on securities as discussed below. Certain risks and special characteristics of these strategies are discussed below.

             CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

             The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.

             Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

             Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

             The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

             A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the fund wished to terminate its obligation to purchase or sell securities or currencies under a put or call option it has written, it may purchase a put or call option of the same series (I.E., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.

             In considering the use of options, particular note should be taken of the following:

             (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon a fund's subadviser's ability to forecast the direction of price fluctuations in the underlying instrument.

             (2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

             (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.

             Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will, in fact, be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

             With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

             (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

             (5) The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when a fund writes a call on an index it cannot provide, in advance, for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

             Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

             If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option

(times the applicable multiplier) to the assigned writer.

             As noted above, Growth and Income may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write covered call options on securities generally when its subadviser believes that the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. For Growth and Income, the aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of its net assets.

             The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value. A fund would lose the ability to participate in the value of such securities above the exercise price of the call option. A fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.

        FUTURES AND OPTIONS ON FUTURES

        Core Equity may purchase and sell futures on securities, indices or currencies and options on futures for hedging or investment purposes. High Yield's investment in futures and options on futures will not exceed 5% of the liquidation value of the fund's investment portfolio after taking into account any unrealized profits and unrealized losses on any such contracts it has entered. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) International Equity may purchase and sell only currency and stock index futures for hedging or investment purposes. Mid Cap does not anticipate using futures or options on futures at this time.

        GUIDELINES, CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS ON FUTURES TRADING. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

        Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

        A fund is required to maintain margin deposits through which it buys and sells futures contracts or writes options on future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures or written option position declines so that a fund has market exposure on such contract, the broker will require the fund to deposit variation margin. If the value of an open futures or written option position increases so that a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.

        Most of the exchanges on which futures contracts and options on futures are traded limit the amount of fluctuation permitted in futures and options prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or options positions and subjecting some traders to substantial losses.

        Another risk in employing futures contracts and options as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures and options markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options markets may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a subadviser may still not result in a successful transaction.

        In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options is subject to the existence of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

        STOCK INDEX FUTURES. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

        The risk of imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures contracts, a fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the stock index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

        Where stock index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

        FOREIGN CURRENCY HEDGING STRATEGIES. Core Equity may use options and futures on foreign currencies and International Equity may only use futures on foreign currencies.

        Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

        A fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, a fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or basket of currencies, the values of which its subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

        The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging
Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

        There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. If the U.S. futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

        Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

        FORWARD CURRENCY CONTRACTS. Each fund, except Small Cap, may enter into forward currency contracts as discussed below. Capital Appreciation may enter into contracts to purchase or sell foreign currencies at a future date that is not more than 30 days from the date of the contract. International Equity generally will not enter into a forward contract with a term of greater than one year.

        A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

        Forward currency transactions may serve as long hedges - for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges - for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

        Core Equity, Growth and Income and International Equity may enter into a forward contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. International Equity may enter into such a forward contract when its subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar.

        In addition, Core Equity, Capital Appreciation, International Equity, and Growth and Income may use forward currency contracts when its subadviser wishes to "lock in" the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

        Growth and Income may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

        Capital Appreciation, Core Equity, International Equity and Growth and Income may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the fund's subadviser believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

        In addition, Core Equity, International Equity and Growth and Income may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its subadviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a fund's exposure to foreign currency exchange rate fluctuations.

        The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the then market conditions prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

        As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the original contract. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will, in fact, be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

        The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

        Combined Transactions. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        A fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

        SWAPS, CAPS, FLOORS AND COLLARS

        Among the transactions into which International Equity may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest rate swaps involve the exchange with another party of respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between or among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of a reference index. The purchaser of a cap is entitled to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchaser of a floor is entitled to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate of amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

        International Equity will usually enter into swaps on a net basis, I.E., the two payment systems are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the fund's subadviser believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from any other NRSRO or is determined to be of equivalent credit quality by the fund's subadviser. If there is a default by the counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, less liquid than swaps.

        International Equity may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

        International Equity may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, I.E. that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

        OPTIONS ON SWAP AGREEMENTS

        International Equity may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swap option, upon the exercise of the option, the fund will become obligated according to the terms of the underlying agreement.

        FORWARD COMMITMENTS:

        International Equity and Growth and Income may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). However, Growth and Income currently has no intention of engaging in such transactions at this time. A fund may engage in forward commitments if it either (1) holds and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund's other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, each fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

        ILLIQUID AND RESTRICTED SECURITIES:

        Capital Appreciation, International Equity, Growth and Income and High Yield will not purchase or otherwise acquire any illiquid security, including repurchase agreements maturing in more than seven days, if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Similarly, Core Equity, Diversified Growth, Mid Cap and Small Cap will not purchase or otherwise acquire any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid. An illiquid security is a security that cannot be easily converted to cash by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The funds, except High Yield, presently have no intention of investing more than 5% of their respective assets in illiquid securities.

        OTC options and their underlying collateral are currently considered to be illiquid investments. Core Equity, Growth and Income, High Yield, and Mid Cap may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by these funds. The assets used as cover for OTC options written by a fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        Not all restricted securities are deemed illiquid for the purposes noted in this section. There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A under the 1933 Act, establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by a fund, however, could adversely affect the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices. These securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.

        Pursuant to High Yield's Guidelines for Purchase of Rule 144A Securities ("Guidelines") adopted by the Board of Trustees ("Board"), the subadviser may determine that certain Rule 144A Securities are liquid. The Subadviser takes into account a number of factors in reaching liquidity decisions, including (1) the total amount of Rule 144A Securities being offered, (2) the number of potential purchasers of the Rule 144A Securities, (3) the number of dealers that have undertaken to make a market in the Rule 144A Securities, (4) the frequency of trading in the 144A Securities, and (5) the nature of the 144A Securities and how trading is effected (E.G., the time needed to sell the 144A Securities, how offers are solicited and the mechanics of transfer.) The continued liquidity of Rule 144A securities depends upon various factors, including the maintenance of an efficient institutional market in which such unregistered securities can be readily resold and the willingness of the issuer to register the securities under the 1933 Act.

        High Yield may invest up to 25% of its net assets in securities that are either illiquid or sold in reliance of Rule 144A and are deemed by the subadviser to be liquid. Of this 25% limitation, no more than 10% of the fund's net assets may be in any illiquid securities.

        OTHER INVESTMENT COMPANIES AND INDEX SECURITIES:

        INVESTMENT COMPANIES. Each fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, a fund's shareholders indirectly bear the fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund's own operations. International Equity may invest up to 10% of its assets in securities of closed-end investment companies that invest in foreign markets. See "Foreign Securities Exposure" for a discussion of the risks of investing in foreign securities.

        INDEX SECURITIES. Each fund may invest in Standard and Poor's Depositary Receipts, Standard and Poor's MidCap 400 Depositary Receipts, and other similar index securities, which are considered investments in other investment companies ("Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the PRO RATA value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

        OTHER INVESTMENT PRACTICES:

        WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. High Yield and International Equity may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Additionally, High Yield may purchase on a firm commitment basis. Such agreements might be entered into, for example, when High Yield and International Equity anticipate a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When International Equity purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the Custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of International Equity's when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. International Equity will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, High Yield and International Equity may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed delivery securities, International Equity will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than International Equity's payment obligation).

        At the time that a fund purchases a security using one of these techniques, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward or firm commitment securities will be established and maintained with the Trust's custodian or on the fund's books and records and will be marked to market daily. On the delivery date, the fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated asset account and/or from available cash flow. When-issued and forward commitment securities may be sold prior to the settlement date. The funds will engage in when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account.

        If the fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to "roll over" its purchase commitment, the fund may receive a negotiated fee.

        LOANS OF PORTFOLIO SECURITIES. Core Equity, High Yield, Mid Cap and Growth and Income may loan portfolio securities to qualified broker-dealers. International Equity may loan portfolio securities to broker-dealers or other financial institutions. The collateral for a fund's loans will be "marked to market" daily so that the collateral at all times exceeds 100% of the value of the loan. A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. High Yield may participate in securities loans if they do not exceed 25% of the fund's total assets and will be fully collateralized at all times. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. Securities loans involve some risk. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement a fund's income through investment of the cash collateral in short-term interest bearing obligations.

        TEMPORARY DEFENSIVE PURPOSES. For temporary defensive purposes during anticipated periods of general market decline, each fund, other than International Equity, may invest up to 100% of its net assets in money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, as well as bank CDs and banker's acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, high-grade commercial paper, and other long- and short-term debt instruments that are rated A or higher by S&P or Moody's. For a description of S&P or Moody's commercial paper and corporate debt ratings, see APPENDIX B. Each fund also may take positions that are consistent with its principal investment strategies.

        In addition, for temporary defensive purposes, International Equity may invest all or a major portion of its assets in (1) foreign debt securities, (2) debt and equity securities or U.S. issuers and (3) obligations issued or guaranteed by the United States or a foreign government or their respective agencies, authorities or instrumentalities.

        B.   INDUSTRY CLASSIFICATIONS
             ------------------------

        For purposes of determining industry classifications, each fund relies primarily upon classifications published by Bloomberg L.P. If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, Heritage may designate an appropriate Bloomberg L.P. industry classification. In addition, if any Bloomberg L.P. classifications are determined by Heritage to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or, with respect to International Equity, classifications determined by the Financial Times Stock Exchange International.

III.    INVESTMENT LIMITATIONS


        A.   FUNDAMENTAL INVESTMENT POLICIES FOR ALL FUNDS
             ---------------------------------------------

        In addition to the limits disclosed above and the investment limitations described in the Prospectus, the funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. In addition to the limitations below, the investment objective of each fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of each fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or
(2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

        DIVERSIFICATION. With respect to 100% of the total assets of Capital Appreciation and High Yield and with respect to 75% of the total assets of the other funds, no fund may invest more than 5% of that fund's assets (valued at market value) in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer or with respect to High Yield, any other class of securities of any issuer.

        INDUSTRY CONCENTRATION. No fund may purchase securities if, as a result of such purchase, more than 25% of the value of such fund's total assets would be invested in any one industry; however, this restriction does not apply to U.S. Government securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

        BORROWING. No fund may borrow money except as a temporary measure for extraordinary or emergency purposes. Such borrowing is limited as follows:

        (1) Growth and Income may not borrow money except from banks. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the fund's total assets at the time the borrowing is made. The fund may not make additional investments when borrowings exceed 5% of the fund's total assets.

        (2) Capital Appreciation may not borrow money except from banks and only if at the time of such borrowings the total loans to the fund do not exceed 5% of the fund's total assets.

        (3) Diversified Growth, International Equity, Mid Cap and Small Cap may enter into reverse repurchase agreements in an amount up to 33 1/3% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the funds to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, a fund may not purchase additional portfolio investments once borrowed obligations exceed 5% of total assets. When effecting reverse repurchase agreements, fund assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the Custodian and on the funds' records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed obligations will not be available for investment. The funds will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

        (4) International Equity will not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of International Equity's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure, such as to facilitate the meeting of higher redemption requests than anticipated (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. As a matter of nonfundamental investment policy, International Equity may not make any additional investments if, immediately after such investments, outstanding borrowings of money would exceed 5% of the currency value of International Equity's total assets.

        (5) Core Equity may not borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including as a temporary measure, by entering into reverse repurchase agreements, and by lending portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

        (6) High Yield may borrow in certain limited circumstances as indicated below in this section. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's investment portfolio. Although the principal of any borrowing will be fixed, a fund's assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy. Furthermore, if a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense.

        ISSUING SENIOR SECURITIES. No fund, except Core Equity, may issue senior securities, except as permitted by the investment objective, policies, and investment limitations of the fund, except that (1) Diversified Growth may engage in transactions involving forward currency contracts or other financial instruments (2) International Equity and Mid Cap may engage in transactions involving options, futures, forward currency contracts, or other financial instruments, as applicable and (3) Growth and Income may purchase and sell call options and forward contracts. Core Equity may not issue any senior security except as otherwise permitted (1) under the 1940 Act or (2) pursuant to a rule, order or in an interpretation issued by the SEC or its staff.

        UNDERWRITING.   Subject  to  the  following  exceptions,   no  fund  may
underwrite the securities of other issuers: (1) Diversified Growth, International Equity and Small Cap may underwrite securities to the extent that, in connection with the disposition of portfolio securities, that fund may be deemed to be an underwriter under federal securities laws (2) Capital Appreciation and Growth and Income may invest not more than 5% and Diversified Growth, Mid Cap, and Small Cap may invest not more than 15% of their respective net assets (taken at cost immediately after making such investment) in securities that are not readily marketable without registration under the 1933 Act, and High Yield may invest in securities that are not readily marketable without registration under the 1933 Act (restricted securities), as provided in the funds' Prospectus and this SAI.

        INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. No fund may invest in commodities, commodity contracts or real estate (including real estate limited partnerships, in the case of all the funds except Growth and Income and International Equity) except in the following instances:

        (1) Each fund may purchase securities issued by companies that invest in or sponsor such interests;

        (2) Diversified Growth may purchase and sell forward currency contracts and other financial instruments;

        (3) Core Equity may purchase and sell options, futures contracts, forward currency contracts and other financial instruments;

        (4) International Equity may purchase and sell forward contracts, futures contracts, options and foreign currency;

        (5) Core Equity, High Yield, International Equity and Growth and Income may purchase securities that are secured by interests in real estate;

        (6) Core Equity and Growth and Income may write and purchase call options, purchase and sell forward contracts and engage in transactions in forward commitments;

        (7) Capital Appreciation, Core Equity. International Equity, Growth and Income and Small Cap may not invest in oil, gas, or other mineral programs except that they may purchase securities issued by companies that invest in or sponsor such interests and

        (8) High Yield may purchase and sell futures contracts, options and forward commitments and invest in oil, gas, and other mineral programs.

LOANS.  No fund may make loans, except under the following circumstances:

        (1) to the extent that the purchase of a portion of an issue of publicly distributed (and, in the case of Growth and Income privately placed) notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans;

        (2) a fund may enter into repurchase agreements as permitted under that fund's investment policies;

        (3) Mid Cap may make loans of portfolio securities as described in this SAI. International Equity may make loans by purchase of debt obligations or by entering into repurchase agreements or through lending of International Equity's portfolio securities;

        (4) Core Equity may not lend any  security or make any other loan except
(a) as otherwise permitted under the 1940 Act, (b) pursuant to a rule, order or interpretation issued by the SEC or its staff, (c) through the purchase of a portion of an issue of debt securities in accordance with the fund's investment objective, policies and limitations, or (d) by engaging in repurchase agreements with respect to portfolio securities;

        (5) High Yield may not make loans, except to the extent that the purchase of a portion of an issue of publicly distributed or privately placed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans, and further provided that a fund may enter into repurchase agreements and securities loans as permitted under the fund's investment policies. Privately placed securities typically are either restricted as to resale or may not have readily available market quotations, and therefore may not be as liquid as other securities; and

        (6) International Equity may not make any loans.

        B.   FUNDAMENTAL POLICIES UNIQUE TO INTERNATIONAL EQUITY
             ---------------------------------------------------

        International Equity has adopted the following fundamental policies that can be changed only by shareholder vote:

        MARGIN PURCHASES. International Equity will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by International Equity of initial or variation margin in connection with futures contracts, forward contracts or options are not considered the purchase of a security on margin.)

        SHORT SALES. International Equity will not make short sales of securities or maintain a short position, except that International Equity may maintain short positions in connection with its use of options, futures contracts, forward contracts and options on futures contracts, and International Equity may sell short "against the box." As a matter of nonfundamental investment policy, International Equity will not sell securities short "against the box."

        C.   FUNDAMENTAL POLICIES UNIQUE TO HIGH YIELD
             -----------------------------------------

        High Yield has adopted the following fundamental policies that can be changed only by shareholder vote:

        SELLING SHORT AND BUYING ON MARGIN. High Yield may not sell any securities short, purchase any securities on margin or maintain a short position in any security, but may obtain such short-term credits as may be necessary for clearance of purchase and sales of securities; provided, however, the fund may make margin deposits and may maintain short positions in connection with the use of options, futures contracts and options on futures contracts as described previously.

        INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE Trust. High Yield may not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or Heritage or its Subadvisor, as applicable, own individually more than 1/2 of 1% of the issuer's securities or together own more than 5% of the issuer's securities.

        REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES. High Yield may not enter into repurchase agreements with respect to more than 20% of its net assets or lend portfolio securities amounting to more than 25% of its total assets.

        D.   FUNDAMENTAL POLICIES UNIQUE TO GROWTH AND INCOME
             ------------------------------------------------

        Growth and Income has adopted the following fundamental policies that can be changed only by shareholder vote:

        LOANS OF PORTFOLIO SECURITIES. Growth and Income may not lend portfolio securities amounting to more than 25% of its total assets.

        MARGIN PURCHASES. Growth and Income may not purchase securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

        E.   NON-FUNDAMENTAL INVESTMENT POLICIES FOR ALL FUNDS
             -------------------------------------------------

        Each fund has adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

        INVESTING IN ILLIQUID SECURITIES. Core Equity, Diversified Growth and Small Cap may not invest more than 15%, and Capital Appreciation, Growth and Income and High Yield may not invest more than 10% of their net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including, in the case of Growth and Income, privately placed securities. High Yield has a 10% limitation on the purchase of illiquid securities, but may invest up to 25% of its net assets in Rule 144A securities.

        International Equity may not invest more than 10%, and Mid Cap may not invest more than 15% of their net assets in securities that are subject to restrictions on resale or are not readily marketable without registration under the 1933 Act and in repurchase agreements maturing in more than seven days.

        SELLING SHORT AND BUYING ON MARGIN. Core Equity, Diversified Growth, Capital Appreciation, Mid Cap and Small Cap may not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities. In addition, Diversified Growth and Mid Cap may make margin deposits in connection with its use of options, futures contracts and forward currency contracts, as applicable. In addition, Mid Cap may sell short "against the box." and International Equity will not sell securities "short against the box."

        INVESTING IN INVESTMENT COMPANIES. Diversified Growth, Growth and Income, High Yield, Mid Cap and Small Cap may not invest in securities issued by other investment companies except as permitted by the 1940 Act.

        Capital Appreciation may not invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 5% of Capital Appreciation's total assets (taken at market value) would be invested in such securities.

        International Equity may not invest more than 10% of its total assets in securities of other investment companies. For purposes of this restriction, foreign banks and foreign insurance companies or their respective agents or subsidiaries are not considered investment companies. In addition, International Equity may invest in the securities of other investment companies in connection with a merger, consolidation or acquisition of assets or other reorganization approved by International Equity's shareholders. International Equity may incur duplicate advisory or management fees when investing in another mutual fund.

        F.   NON-FUNDAMENTAL POLICIES UNIQUE TO CAPITAL APPRECIATION
             -------------------------------------------------------

        Capital Appreciation has adopted the following non-fundamental policies:

        OPTION WRITING. Capital Appreciation may not write put or call options.

        PLEDGING. Capital Appreciation may not pledge any securities except that it may pledge assets having a value of not more than 10% of its total assets to secure permitted borrowing from banks.

        G.   NON-FUNDAMENTAL POLICIES UNIQUE TO SMALL CAP
             --------------------------------------------

        Small Cap has adopted the following non-fundamental policy:

        OPTION WRITING. Small Cap may not write put or call options.

        Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

IV.     NET ASSET VALUE
        ---------------

The net asset value per share less any applicable sales charge of each class of shares is separately determined daily as of the close of regular trading (typically 4 p.m. Eastern time or earlier NYSE closing time that day) on the New York Stock Exchange (the "NYSE") each day the NYSE is open for business (each a "Business Day") The NYSE normally is open for business Monday through Friday except the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving and Christmas Day. The funds value securities or assets held in their portfolios as follows:

             LISTED SECURITIES. A security listed or traded on the NYSE is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. A security listed on the Nasdaq Stock Market is valued at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices. If no sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.

             FIXED INCOME SECURITIES. Short-term debt securities with a remaining maturity of sixty (60) days or less as of the valuation date shall be valued at cost with accrued interest or discount earned included in interest receivable. Generally, debt securities with a remaining maturity of more than sixty (60) days shall be valued at representative quoted prices as provided by an independent pricing service. If the validity of pricing information on high yield bonds provided by pricing services appears to be unreliable, then dealer supplied quotes may be used to value those securities.

             OPTIONS AND FUTURES. Options and futures positions are valued based on market quotations when readily available. Market quotations generally will not be available for options traded in the OTC market.

             FOREIGN ASSETS. Securities and other assets in foreign currency and foreign currency contracts will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a fund calculates the daily net asset value of each class. Foreign currency exchange rates generally are determined prior to the close of regular trading on the Exchange. Occasionally, a "significant event" affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of regular trading on the Exchange, which events will not be reflected in a computation of the fund's net asset value. If a "significant event" materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by Heritage or a third-party under procedures established by and under the general supervision and responsibility of the Board. The foreign currency exchange transactions of a fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

             SHORT-TERM SECURITIES. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

             FAIR VALUE ESTIMATES. In the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, such securities will be valued by a Valuation Committee of Heritage consistent with procedures established by and under the general supervision and responsibility of the Board. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.

        The funds are open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds' close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds' net asset values per share are not calculated. Calculation of net asset value of a class of shares does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The funds calculate net asset value per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds' net asset value is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.

        The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets or (4) for such other periods as the SEC may by order permit for the protection of the holders of a class of shares.

V.      INVESTING IN THE FUNDS
        ----------------------

        Each class of shares are sold at their next determined net asset value on Business Days. Class B shares are no longer offered for sale. However, Class B shares may continue to be acquired through exchange from Class B shares of another Heritage mutual fund and dividend reinvestment. The procedures for purchasing shares of a fund are explained in the Prospectus under "How to Invest."

VI.     INVESTMENT PROGRAMS
        -------------------

        A.   RETIREMENT PLANS
             ----------------

        HERITAGE IRA. An individual who earns compensation and who has not reached age 70 1/2 before the close of the year generally may establish an individual retirement account ("IRA"). An individual may make limited deductible contributions to an IRA through the purchase of Class A and Class C shares of a fund and/or other Heritage Mutual Funds ("Heritage IRA"). The Internal Revenue Code of 1986, as amended ("Code"), limits the deductibility of IRA contributions to a maximum of $4,000 for individuals and $8,000 if such contributions also are made for a nonworking spouse and a joint return is filed. Individuals who are age 50 or over by the end of any year may make additional special "catch up" contributions up to a maximum of $500 per year. These limits apply only to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to the amounts specified above. In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish a Roth IRA. Although contributions to this type of account are nondeductible, withdrawals from it will not be taxable under certain circumstances. A separate agreement is required to establish a Heritage IRA. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from section 403(b) annuity plans. For more detailed information on a Heritage IRA, please contact Heritage.

        OTHER RETIREMENT PLANS. Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

B.      RIGHT OF ACCUMULATION
        ---------------------

        Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the Prospectus by combining purchases of Class A and Class B shares into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children purchasing Class A or Class B shares for his or their own account; a single purchase by a trustee or other fiduciary purchasing Class A or Class B shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount. A "purchase" also may include Class A or Class B shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales charge.

        The applicable Class A shares initial sales charge will be based on the total of:

             (i)   the investor's current purchase;

             (ii) the net asset value (at the close of business on the previous day) of (a) all Class A and Class B shares of a fund held by the investor and
(b) all Class A and Class B shares of any other Heritage Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including Heritage Cash Trust shares acquired by exchange); and

             (iii) the net asset value of all Class A and Class B shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single "purchase."

        To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

        C.   CLASS A LETTER OF INTENT
             ------------------------

        Investors also may obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in Class A shares of a fund or any other Heritage Mutual Fund subject to a sales charge. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction.

        The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of a fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend his/her Letter of Intent to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.

VII.    CONVERSION OF CLASS B SHARES
        ----------------------------

        Class B shares of a fund automatically will convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, eight years after the end of the month in which the shareholder's order to purchase the Class B shares was accepted. For these purposes, the date of purchase order acceptance means (i) the date on which the Class B shares were issued or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares are held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a PRO RATA portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

        The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A shares and Class B shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to apply, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. Heritage has no reason to believe that this condition for the conversion feature will not be met.

VIII.   REDEEMING SHARES
        ----------------

        The methods of redemption are described in the section of the Prospectus entitled "How to Sell Your Investment."

        A.   RECEIVING PAYMENT
             -----------------

        If a request for redemption is received by a fund before the closing of regular trading on the Exchange (usually 4:00 p.m. Eastern time) on a Business Day, or such other day designated by a fund if, in its discretion, the fund accepts redemptions on days when the Exchange is closed, the shares will be redeemed at the net asset value per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC and/or redemption fee. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the net asset value determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC and/or redemption fee. Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the Exchange is closed.

        If shares of a fund are redeemed by a shareholder through the Distributor, a participating dealer or participating bank ("Financial Advisor"), the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received in good order (as described below) before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSC and/or redemption fee. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by the fund to the Distributor or a Financial Advisor the next business day.

        Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a financial advisor or to Heritage.

        A redemption request will be considered to be received in "good order" if:

        o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

        o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

        o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

        o the signatures on any written redemption request of $50,000 have been guaranteed by a participant in our medallion signature guarantee programs (STAMP, SEMP).

        Each fund has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the SEC. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined, less any applicable CDSC and/or redemption fee, after the suspension is lifted. If a redemption check remains outstanding after six months, Heritage reserves the right to redeposit those funds into your account.

        B.   TELEPHONE TRANSACTIONS
             ----------------------

        Shareholders may redeem shares by placing a telephone request to a fund. A fund, Heritage, the Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If a fund, Heritage, the Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

        C.   SYSTEMATIC WITHDRAWAL PLAN
             --------------------------

        Shareholders may elect to make systematic withdrawals from a fund account on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. Should a CDSC or redemption fee apply, the liquidation will be such that you will receive the requested amount, less any charges. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes to Heritage's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge by contacting the Distributor or Heritage.

        Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Systematic withdrawals of Class C shares, if made in less than one year of the date of purchase, will be charged a CDSC of

1%. Systematic withdrawals of Class B shares, if made in less than six years of the date of purchase, will be charged the applicable CDSC. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the following Business Day, minus any applicable CDSC for Class B shares and Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to Heritage or the Distributor. The funds, Heritage and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

        A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

        Ordinarily, a shareholder should not purchase additional Class A shares of a fund, if maintaining a Systematic Withdrawal Plan of Class A shares, because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional Class A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under each fund's Automatic Investment Plan.

        D.   DISTRIBUTION FROM RETIREMENT PLANS
             ----------------------------------

        The CDSC and/or redemption fee is currently is waived for: (1) any partial or complete redemption in connection with a distribution, without penalty, under section 72(t) of the Code from a qualified retirement plan, including a self-employed individuals retirement plan (a so-called "Keogh Plan") or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; or (3) any partial or complete redemption following death or disability (as defined in section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability.

        E.   REDEMPTIONS IN KIND
             -------------------

        A fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

        F.   FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
             -------------------------------------------------

        "Market timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Heritage has no formal or informal arrangements to allow customers to trade in the funds frequently. In order to detect market timing activity in the funds, Heritage and the funds have implemented a redemption fee on redemptions and exchanges of fund shares. In addition, Heritage monitors trading activity in the funds in order to detect and deter market timing activities. In some cases, such monitoring results in rejection of purchase or exchange orders. While there is no guarantee that all market timing will be detected, Heritage has adopted a Market Timing Policy, described in the funds' prospectus, to deter such activity.

IX.     EXCHANGE PRIVILEGE
        ------------------

        An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective net asset values, as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone or telegram requests for an exchange received by a fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day.

        If you or your Financial Advisor are unable to reach Heritage by telephone, an exchange can be effected by sending a telegram to Heritage. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

        Each Heritage Mutual Fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice.

X.      DISCLOSURE OF PORTFOLIO HOLDINGS
        --------------------------------

        The funds' policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of nonpublic information. To this extent, neither the funds or Heritage will provide portfolio holdings information to any individual, investor or other person unless specifically authorized by the funds' Chief Compliance Officer ("CCO") or as described below.

        Each fund's top 20 portfolio holdings will be posted on the funds' website no earlier than 5 business days after a calendar month's end and the full portfolio holdings (security name and percentage of total net assets) will be posted no earlier than 5 business days after a calendar quarter's end and will be available upon request to the funds' shareholders. In addition, each fund's portfolio holdings are reported on Form N-Q for its first and third fiscal quarter and are reported on Form N-CSR for its semi-annual and annual periods. See the Prospectus under "Account and Transaction Policies" for more information regarding public disclosure of the funds' portfolio holdings.

        The funds' Board, officers and certain Heritage employees, including fund accounting, compliance, administration personnel and members of certain Heritage committees or groups, have regular access to the funds' portfolio holdings. In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Heritage's code of ethics, all Heritage personnel must annually certify to compliance with the funds' policy. Specifically, Heritage's Code of Ethics prohibits employees from revealing non-public information other than to: (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or
(3) third parties who utilize such information for ratings or performance analysis. The CCO may approve access to the funds' portfolio holdings by other persons in Heritage for a limited period of time upon determining that the access is in the best interest of the funds' shareholders.

        The funds' Subadvisers also have regular access to the funds' portfolio holdings and must protect the confidentiality of the funds' portfolio holdings. The funds, Heritage and the Subadvisers are prohibited from entering into any arrangement to disclose the funds' portfolio holdings for compensation or any other type of consideration.

        The CCO may provide an entity ("Authorized Service Provider") with access to a fund's portfolio holdings more frequently than is publicly available after a determination by the CCO that such access serves a legitimate business purpose. An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement. An Authorized Service Provider may include the Funds' subadvisers and custodian.

        Pursuant to arrangements with third-party vendors, Heritage provides the funds' portfolio holdings information to the Distributor, Lipper Analytical Services Corporation, Morningstar, Bloomberg, Standard & Poor's, Thompson Financial Services, Inc., and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available. Public information received by third-party vendors is available no earlier than 5 days after calendar month or quarter end.

        The CCO will assess each ad hoc request for access on a case-by-case basis. Each request and the CCO's response will be documented in writing, provided to Heritage's compliance department for approval and posted on the funds' website. The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds' website. All ad hoc disclosure requests will be reported to the funds' Board at its next meeting.

        In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the funds' shareholders and Heritage, a Subadviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.

        The CCO will make an annual report to the funds' Board on the operation and effectiveness of the policy and any changes thereto. In addition, the Board will receive any interim reports that the CCO may deem appropriate.

XI.     TAXES
        -----

        GENERAL. Each fund is treated as a separate corporation for Federal tax purposes and intends to continue to qualify for favorable tax treatment as a regulated investment company under the Code ("RIC"). To do so, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to the dividends-paid deduction) ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

        By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, all or part of those dividends may be subject to a maximum federal tax rate of 15%). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

        Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

        DISPOSITION OF FUND SHARES; DISTRIBUTIONS. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any fund for shares of another Heritage Mutual Fund (including another fund) generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange within 90 days after purchase thereof and subsequently acquires Class A shares of that fund or of another Heritage Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired. In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

        If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

        Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by that fund and received by those shareholders on December 31 of that year, if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.

        Dividends from a fund's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of its earnings and profits, whether received in cash or in additional fund shares. Distributions of a fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional fund shares and regardless of the length of time the shares have been held. A portion of the dividends (but not the capital gain distributions) each fund pays (an insubstantial portion in the case of International Equity), may be eligible for the 15% maximum Federal income tax rate applicable to dividends that individuals receive through 2008 (enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act")). The eligible portion may not exceed the aggregate dividends a fund receives from most domestic corporations and certain foreign corporations, unless that aggregate is at least 95% of its gross income (as specially computed), in which case, the entire dividend will qualify. In addition, the availability of the 15% rate is subject to certain holding period, debt-financing and other restrictions imposed with respect to the shares on which the dividends are paid. A portion of a fund's dividends - not exceeding the aggregate dividends it receives from domestic corporations only - also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax. As a result of enactment of the 2003 Act, any distributions a fund makes of net capital gain, will be subject to a 15% maximum federal income tax rate for individual shareholders. In addition, any capital gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for that maximum rate. Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year.

        Each fund is required to withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other noncorporate shareholders who do not provide that fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

        INCOME FROM FOREIGN SECURITIES. Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        If more than 50% of the value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. It is anticipated that only International Equity will be eligible for this election. Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend the fund paid that represents income sourced from foreign or U.S. possessions as the shareholder's own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income. International Equity, if it makes this election, will report to its shareholders shortly after each taxable year their respective shares of the fund's income from sources within foreign countries and U.S. possessions and foreign taxes it paid. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

        Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to Federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

        If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain, which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

        Each fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

        Gains or losses: (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

        HEDGING STRATEGIES. The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for income tax purposes, the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

        Some futures, foreign currency contracts and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which a fund may invest will be subject to section 1256 of the Code ("Section 1256 Contracts"). Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

        Code section 1092 (dealing with straddles) also may affect the taxation of certain Hedging Instruments in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

        If a fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

        ORIGINAL ISSUE DISCOUNT SECURITIES. Growth and Income and High Yield may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, both Growth and Income and High Yield must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because Growth and Income and High Yield annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from Growth and Income's and High Yield's cash assets or from the proceeds of sales of portfolio securities, if necessary. Growth and Income and High Yield may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

        MARKET DISCOUNT SECURITIES. High Yield may invest in debt securities that are purchased with "market discount," including Brady Bonds and other sovereign debt securities. For these purposes, market discount is the amount by which a security's purchase price is exceeded by its stated redemption price at maturity or, in the case of a security that was issued with OID, the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the security is disregarded. Gain on the disposition of such a security purchased by High Yield (other than a security with a fixed maturity date within one year from its issuance), generally is treated as ordinary income, rather than capital gain, to the extent of the security's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, High Yield may elect to include all market discount (for the taxable year in which it makes the election and all subsequent taxable years) in its gross income currently, for each taxable year to which the discount is attributable.

        Investors are advised to consult their own tax advisers regarding the treatment of an investment in the funds under state and local tax laws, which may differ from Federal tax treatment described above.

XII.    SHAREHOLDER INFORMATION
        -----------------------

        Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of shares of each fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As Massachusetts business trusts, Capital Appreciation, Growth and Income, Income Trust and
Heritage Series Trust are not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

XIII.   FUND INFORMATION
        ----------------

        A.   MANAGEMENT OF THE FUNDS
             -----------------------

        BOARD OF TRUSTEES. The business affairs of each fund are overseen by or under the direction of the Board. The Trustees are responsible for overseeing the funds' business affairs and for exercising all the funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

        BACKGROUND OF THE TRUSTEES AND OFFICERS. The following is a list of each Trust's Trustees and officers with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), Raymond James & Associates, Inc. ("RJA") and Heritage, the length of service to the Trusts, and the position, if any, that they hold on the board of directors/trustees of companies other than the Trusts. Each Trustee serves as Trustee on the Boards of five investment companies in the Heritage Mutual Fund
Complex: Heritage Capital Appreciation Trust, Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust, and Heritage Series Trust, consisting of a total of ten portfolios.


                               Position, Term of
                               Office and Length       Principal Occupation During            Other
Name, Address and Age            of Time Served              Past Five Years              Directorships
---------------------            --------------              ---------------              -------------
AFFILIATED TRUSTEES:           TERM:  Lifetime of
                               Trust until
                               removal,
                               resignation or
                               retirement**

Thomas A. James* (63)          Trustee since 1985      Chairman of the Board since           Outback
880 Carillon Parkway                                      1986; Chief Executive            Steakhouse,
St. Petersburg, FL  33716                               Officer of RJF since 1969;             Inc.
                                                         Chairman of the Board of
                                                       RJA since 1986; Chairman of
                                                         the Board of Eagle Asset
                                                        Management, Inc. ("Eagle")
                                                               since 1984.

Richard K. Riess* (56)         Trustee since 1985        Executive Vice President              N/A
880 Carillon Parkway                                    and Managing Director for
St. Petersburg, FL  33716                                Asset Management of RJF
                                                       since 1998; Chief Executive
                                                          Officer of Eagle since
                                                          1996; Chief Executive
                                                        Officer of Heritage since
                                                                  2000.
INDEPENDENT TRUSTEES:          TERM:  Lifetime
                               of Trust until
                               removal,
                               resignation or
                               retirement**
C. Andrew Graham (65)          Trustee since            First Financial Advisors,              N/A
880 Carillon Parkway           1985                      Ltd. & Graham Financial
St. Petersburg, FL  33716                                Partners, LLC (financial
                                                         planning, insurance and
                                                        investment services) since
                                                                  1999.



Keith Jarrett (57)             Trustee since 2005      President, KBJ, LLC                Penn Virginia
880 Carillon Parkway                                   (investment company)                 Resources,
St. Petersburg, FL 33716                               since 2001; Principal,                  MLP
                                                       Rockport Funding, LLC
                                                       (specialty finance), and
                                                       Ajax Partners
                                                       (investment partnership)
                                                       since 2003; President and
                                                       CEO, TF Ventures
                                                       (information technology),
                                                       1998-2001.

William J. Meurer (62)         Trustee since 2003      Private financial                  Sykes
880 Carillon Parkway                                   consultant since September         Enterprises,
St. Petersburg, FL  33716                              2000.                              Incorporated

James L. Pappas (62)           Trustee since 1989,     Lykes Professor of Banking             N/A
880 Carillon Parkway           Lead independent         and Finance University of
St. Petersburg, FL  33716      trustee since 2003       South Florida since 1986;
                                                       President, Graduate School
                                                        of Banking 1995 - 2005.

David M. Phillips (66)         Trustee since             Chief Executive Officer,              CCC
880 Carillon Parkway           1985                       Evare LLC (information           Information
St. Petersburg, FL  33716                                 services) since 2003.              Services

Deborah L. Talbot, PhD (55)    Trustee since 2002       Independent Consultant and             N/A
880 Carillon Parkway                                     Researcher; Founder and
St. Petersburg, FL  33716                                 chairman of the board,
                                                         Creative Tampa Bay since
                                                          2003; Dean's Advisory
                                                        Board, College of Arts and
                                                         Sciences, University of
                                                           Memphis since 2002.

Officers:                      Term:  One year

Stephen G. Hill (46)           President since         President of Heritage;                  N/A
                               2005                    President and Chief
                                                       Operating Officer of Eagle
                                                       Asset Management, Inc.
                                                       April 2000 to present.

                                               46

K.C. Clark (46)                Executive Vice          Executive Vice President and          Trustee and
880 Carillon Parkway           President and            Chief Operating Officer              Chairman of
St. Petersburg, FL  33716      Principal                 of Heritage since 2000.             the Board of
                               Executive Officer                                               Trustees,
                               since 2000                                                    University of
                                                                                             West Florida
Andrea N. Mullins (38)         Treasurer since         Treasurer and Vice President             N/A
880 Carillon Parkway           2003; Principal         - Finance of Heritage since
St. Petersburg, FL  33716      Financial Officer         2003; Vice President, Fund
                               and Secretary           Accounting of Heritage 1996
                               since 2004                       to 2003.


Deborah A. Malina (39)         Assistant               Compliance Advisor of                    N/A
880 Carillon Parkway           Secretary since          Heritage since 2000.
St. Petersburg, FL 33716       2000


* Messrs. James and Riess are "interested" persons of the Trust as that term is defined by the 1940 Act. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

** The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000.

*** The date reflected in the table above is for Heritage Capital Appreciation Trust, which was established in 1985. Each Trustee who was a member of the Board in 1985 subsequently became a member of the Board of Growth and Income Trust, Income Trust and Series Trust, which were established in 1986, 1989 and 1992, respectively. Each Trustee became a member of each Trust established at the time it was established, unless otherwise indicated.

        Each Trust has an Audit Committee, consisting of Messrs. Jarrett, Meurer, and Pappas. The members of the Audit Committee are not "interested" persons of the Trust ("Independent Trustees") (as defined in the 1940 Act). Mr. Meurer serves as Chairman of the Audit Committee. The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, are to oversee and monitor: the accounting and financial reporting and practices of each Trust; internal audit controls and procedures; the Trust's independent auditors including their qualifications, independent and performance (including the fees charged by auditors); the integrity, quality and objectivity of the financial statements of each Trust; and the process for reviewing the integrity and soundness of each Trust's internal controls relating to financial reporting. The Audit Committee met six times during each fund's respective last fiscal year.

        Each Trust also has a Nominating Committee, consisting of Messrs. Jarrett, Meurer, Graham, Pappas, and Phillips, and Ms. Talbot, each of whom is an Independent Trustee. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee met once during the last fiscal year. The Nominating Committee does not have a policy regarding the consideration of nominees recommended by shareholders.

        Each Trust also has a Compliance Committee, consisting of Ms. Talbot and Messrs. Graham and Phillips, each of whom is an Independent Trustee. Ms. Talbot serves as Chairwoman of the Compliance Committee. The primary responsibilities of the Compliance Committee are to oversee the Trust's compliance with all regulatory obligations arising under the applicable Federal securities law, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures. The Compliance Committee met four times during the last fiscal year.

        Each Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Meurer and Pappas and Ms. Talbot, each of whom is an Independent Trustee. The primary responsibility of the Trust's Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the most recent fiscal year.

        The following table shows the amount of equity securities in the funds and in the other Heritage Mutual Funds owned by the Trustees as of the calendar year ended December 31, 2004:


------------------------------------------------------------------------------------------------------------
DOLLAR RANGE     AFFILIATED             INDEPENDENT
OF EQUITY        TRUSTEES:              TRUSTEES:
SECURITIES
OWNED(A):
------------------------------------------------------------------------------------------------------------
                 Thomas A.   Richard    C. Andrew    Keith       William     David M.   James L.   Deborah L.
                 James       K. Reiss   Graham       Jarrett(b)  J. Meurer   Phillips   Pappas     Talbot
------------------------------------------------------------------------------------------------------------
Capital          Over        $0         $0           $0          $1-         $50,001-   $1-        $10,001-
Appreciation     $100,000                                        $10,000     $100,000   $10,000    $50,000
Trust
------------------------------------------------------------------------------------------------------------
Diversified      Over        $0         $10,001-     $0          $0          $10,001-   $0         $0
Growth Fund      $100,000               $50,000                              $50,000
------------------------------------------------------------------------------------------------------------
International    Over        $0         $0           $0          $0          $0         $1-        $0
Equity Fund      $100,000                                                               $10,000
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Growth and       $0          $0         $0           $0          $1-         $0         $1-        $0
Income Trust                                                     $10,000                $10,000
------------------------------------------------------------------------------------------------------------
High Yield       $0          $0         $0           $0          $0          $0         $0         $0
------------------------------------------------------------------------------------------------------------
Mid Cap Stock    Over        $0         $0           $0          $0          $0         $1-        $10,001-
Fund             $100,000                                                               $10,000    $50,000
------------------------------------------------------------------------------------------------------------
Small Cap        Over        $0         $0           $0          $0          $0         $1-        $0
Stock Fund       $100,000                                                               $10,000
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Aggregate        Over        $0         $10,001-     $0          $10,001-    Over       Over       $10,001-
Dollar Range     $100,000               $50,000                  $50,000     $100,000   $100,000   $50,000
of Equity
Securities in
------------------------------------------------------------------------------------------------------------
Heritage
Mutual Funds
------------------------------------------------------------------------------------------------------------


(a)  Core Equity was not operational as of this date.
(b)  Mr. Jarrett was appointed to the Board on August 16, 2005.

        The Trustees and officers of the Trust, as a group, own less than 1% of each class of each fund's shares outstanding. Each Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

        Trustees of each Trust also serve as Trustees for Heritage Cash Trust an investment company that is also advised by the Heritage (collectively referred to as the "Heritage Mutual Funds"). Each Trustee of the Heritage Mutual Funds who is not an employee of Heritage or its affiliates receives an annual fee of $23,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. In addition, each Audit Committee and Compliance Committee member receives $500 per meeting (in person or telephonic), which is allocated among each Heritage Mutual Fund on a pro rata basis. The Lead Independent Trustee, Audit Committee Chairman and Compliance Committee Chairwoman each receive an annual retainer of $2,500. Trustees' fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. Because Heritage and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Heritage receives any compensation from the Trust for acting as a director or officer. The following table shows the compensation earned by each Trustee for the calendar year ended December 31, 2005:


                                                   COMPENSATION TABLE

                                                                                                 Total Compensation
                             Aggregate         Aggregate                                           From the Trusts
                            Compensation     Compensation        Aggregate         Aggregate      and the Heritage
                            From Capital      From Growth      Compensation       Compensation    Family of Funds**
    Name of Person,         Appreciation      and Income        From Income       From Series           Paid
         Position              Trust             Trust            Trust*             Trust           to Trustees
         --------              -----             -----            ------             -----           -----------

AFFILIATED TRUSTEES:
--------------------

Thomas A. James                  $0                $0               $0                 $0                 $0

Richard K. Riess                 $0                $0               $0                 $0                 $0

INDEPENDENT TRUSTEES:
---------------------

C. Andrew Graham             $2,982.38         $3,040.07         $6,080.12         $18,634.62         $30,737.19

Keith Jarrett                    $0               $0                $0              $269.23            $ 269.23

William J. Meurer            $3,270.03         $3,327.72         $6,655.45         $20,427.88         $33,681.08

James L. Pappas              $3,270.03         $2,780.45         $6,655.45         $20,427.88         $33,133.81

David M. Phillips            $2,780.45         $2,780.45         $5,560.89         $16,817.31         $27,939.10

Deborah L. Talbot            $3,186.70         $3,244.39         $6,488.78         $19,908.65         $32,828.52


-------------------------------
* During the period, the Income Trust also offered shares of an additional portfolio, the Intermediate Government Fund, to which a portion of Trustee fees was allocated. The Intermediate Government Fund was liquidated on October 31, 2005.
**The Heritage Mutual Funds consist of five separate registered investment companies, which are Capital Appreciation Trust, Cash Trust, Growth and Income Trust, Income Trust and Series Trust, and 10 portfolios of those companies. During the reporting period, Growth Equity Fund and Value Equity Fund were a part of Heritage Mutual Funds; however, on December 23, 2005, those funds were reorganized into Heritage Capital Appreciation Trust and Heritage Growth and Income Trust, respectively.

        No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of any Trust's expenses.

        B.   FIVE PERCENT SHAREHOLDERS
             -------------------------

        Listed below are shareholders who owned of record or were known by the funds to own beneficially five percent or more of the outstanding shares of a class of the following funds as of November 30, 2005:

                                                                        PERCENT
FUND                            CLASS   NAME OF 5% SHAREHOLDER         OWNERSHIP
----                            -----   ----------------------         ---------
Diversified Growth                A     Nationwide Trust Company         19.4%
                                        Columbus, OH
Small Cap Stock Fund              A     Mercer Trust Company              5.2%
                                        Norwood, MA
                                  A     Patterson Co                      8.9%
                                        Charlotte, NC
                                  A     Principal Financial Group         5.1%
                                        Des Mones, IA
Capital Appreciation Trust        A     Charles Schwab & Co               8.4%
                                        San Francisco, CA
Mid Cap Stock Fund                A     Charles Schwab & Co.              6.5%
                                        San Francisco, CA
                                  A     Nationwide Trust Co               5.2%
                                        Columbus, OH
High Yield Bond Fund              A     Principal Financial Group         7.3%
                                        Des Moines, IA
Growth and Income Trust           A     Principal Financial Group        10.1%
                                        Des Moines, IA
Core Equity Fund                  A     Raymond James & Assoc.            5.2%
                                        St. Petersburg, FL

        C.   PROXY VOTING POLICIES AND PROCEDURES
             ------------------------------------

        The Board has adopted Proxy Voting Policies and Procedures ("Proxy Policies") wherein the Trust has delegated to each subadviser the responsibility for voting proxies relating to portfolio securities held by each Fund as part of their investment advisory services, subject to the supervision and oversight of Heritage. All such proxy voting duties shall be subject to the Board's continuing oversight. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each Fund and its shareholders, taking into account the value of a Fund's investments.

        PROXY VOTING GUIDELINES. Generally, each subadviser will vote proxies in accordance with the proxy voting guidelines ("Proxy Guidelines") adopted as part of each Trust's Proxy Policies. Each subadviser is permitted to vote a proxy based on its own proxy policies if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy. Each subadviser should vote proxies to further the long-term economic value of the underlying securities. The Proxy Guidelines distinguish between routine and non-routine proposals.

        In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders. Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors.

        Non-routine proposals would be those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security. Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization. These proposals may require special consideration by a subadviser depending on whether and how they are addressed in the Proxy Guidelines.

        CONFLICTS OF INTEREST. The Proxy Guidelines also address procedures to be used by each subadviser when there is a conflict of interest between the interests of its respective Fund shareholders and those of the subadviser, the Fund's principal underwriter or other affiliated persons of the Fund. Upon the discovery of a conflict of interest, the subadviser must consult with Heritage to assess the extent to which there may be a material conflict of interest. After such consultation, the subadviser will provide Heritage with pertinent written information as to how and why the proxy was voted in a particular manner. In addition, the subadviser will provide a quarterly report to the Board that includes information as to how the conflict was resolved.

        MORE INFORMATION. Information regarding how proxies were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, (800) 421-4184 accessing the following website: www.HeritageFunds.com or by accessing the Trust's most recently filed report on Form N-PX on the SEC's website at www.sec.gov. In addition, a copy of the Heritage Mutual Funds Proxy Voting Guidelines are also available by calling
(800) 421-4184, and will be sent within three business days of receipt of a request.

        D.   INVESTMENT ADVISER AND ADMINISTRATOR; SUBADVISERS
             -------------------------------------------------

        The investment adviser and administrator for each fund is Heritage Asset Management, Inc. Heritage was organized as a Florida corporation in 1985. All the capital stock of Heritage is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

        With respect to each fund, Heritage is responsible for managing the fund's investment and noninvestment affairs, subject to the direction of Heritage and each fund's Board. Capital Appreciation, High Yield and Growth and Income entered into Investment Advisory and Administration Agreements dated November 13, 1985, January 19, 1990 and October 31, 1986, respectively and, in the case of Capital Appreciation, amended on November 19, 1996. The Series Trust, on behalf of Core Equity, Diversified Growth, Mid Cap and Small Cap entered into an Investment Advisory and Administration Agreement with Heritage dated March 29, 1993 and last supplemented on July 1, 2002 to include

International Equity and on August 16, 2005 to include Core Equity to delineate the advisory and administrative fees. Prior to July 1, 2002, Eagle Asset Management, Inc. ("Eagle") was the investment adviser to International Equity. The Investment Advisory and Administration Agreements require that Heritage review and establish investment policies for each fund and administer the funds' noninvestment affairs.



        Under separate Subadvisory Agreements, Eagle and Goldman Sachs Asset Management L.P. ("GSAM"), subject to the direction of Heritage and the Capital Appreciation's Board, provide investment advice and portfolio management services to Capital Appreciation for a fee payable by Heritage. None of Capital Appreciation's assets currently are allocated to Eagle. Under separate Subadvisory Agreements, Eagle and Awad Asset Management, Inc. ("Awad") each provide investment advice and portfolio management services, subject to the direction of Heritage and the Series Trust's Board, to Small Cap for a fee payable by Heritage. Under a Subadvisory Agreement, Eagle provides investment advice and portfolio management services, subject to direction by Heritage and the Series Trust's Board, to Core Equity, Diversified Growth, Growth and Income, Mid Cap and Small Cap for a fee payable by Heritage. None of Growth and Income's assets currently is allocated to Eagle. Under a separate Subadvisory Agreement, Thornburg Investment Management, Inc. ("Thornburg"), subject to the direction of Heritage and the Growth and Income's Board, provides investment advice and portfolio management services to Growth and Income for a fee payable by Heritage. Under a separate Subadvisory Agreement, Julius Baer Investment Management, Inc. ("Julius Baer") provides investment advice and portfolio management services, subject to the direction of Heritage and the Series Trust's Board, to International Equity for a fee payable by Heritage (collectively, the "Subadvisory Agreements"). Under a separate Subadvisory Agreement, Salomon Brothers Asset Management, Inc. ("SBAM") provides investment advice and portfolio management services to High Yield for a fee payable by Heritage.

        Heritage also is obligated to furnish each fund with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of a fund. Heritage and its affiliates also pay all the compensation of Trustees of the Trust who are employees of Heritage and its affiliates. Each fund pays all its other expenses that are not assumed by Heritage. Each fund also is liable for such nonrecurring expenses as may arise, including litigation to which a fund may be a party. Each fund also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

        The Advisory Agreements and the Subadvisory Agreements each were approved by the Board (including all of the Trustees who are not "interested persons" of Heritage or the subadvisers, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Heritage, the subadvisers or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.

        The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Heritage, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Heritage as applicable, or 90 days `written notice by the subadvisers. Under the terms of the Advisory Agreement, Heritage automatically becomes responsible for the obligations of the subadvisers upon termination of the Subadvisory Agreements. In the event Heritage ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of "Heritage" may be withdrawn.

        Heritage and the subadvisers shall not be liable to either fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.

        All of the officers of each fund are officers or directors of Heritage or its affiliates. These relationships are described under "Management of the Funds."

        CORE EQUITY FUND. In determining whether to approve the Management Agreement with the Manager and the Subadvisory Agreement with Eagle, the Trustees considered the best interests of the fund. With respect to the Management Agreement, the Trustees considered, among other factors: (1) the quality services the Manager would provide to investors, including managing the fund's assets and providing a comprehensive compliance program for the fund; (2) the record of the Manager in building improved compliance and control functions that reduce risks to the Trust; (3) the Manager's active role in monitoring and, as appropriate, recommending replacements for the subadvisers of other funds of the Trust; (4) the continuing efforts by the Manager to promote sales of the funds and improve services to the funds and their shareholders; (5) that the fund's expense ratio is expected to be higher than the average for similar mutual funds, although the Manager has committed to place an expense cap on the fund's total operating expenses during its first year of operations; (6) that the Manager intends to waive management fees and/or reimburse the fund's other expenses to the extent that the fund's total annual operating expenses exceed the cap the Manager has established for the fund; (7) the Manager indicated that the fund may realize economies of scale as the fund grows, which would lower the fund's total operating expenses; and (8) Heritage would benefit by expanding its line of products available to investors. In considering the proposed Subadvisory Agreement with Eagle, the Trustees considered the following additional factors:
(1) the experience of the proposed portfolio manager and Eagle's large cap core team; (2) the proposed investment process and philosophy of Eagle's large cap core team; (3) Eagle's large cap core team has a favorable track record over the long- and short-term periods; (4) Eagle has represented that the fund's subadvisory fee schedule is lower than those charged to other institutional clients with similar investment objectives and asset levels; and (5) the Manager's recommendation to retain Eagle to manage the fund.

        ADVISORY AND ADMINISTRATIVE FEES.

        Each fund pays investment advisory fees to Heritage. Heritage earned the following advisory fees from each fund during the last three fiscal years:



--------------------------------------------------------------------------------------------
                                         Net Advisory fees paid to Heritage
--------------------------------------------------------------------------------------------
Fund                   Fiscal year end   Fiscal year 2005  Fiscal year      Fiscal year
                                                           2004             2003
--------------------------------------------------------------------------------------------
Capital Appreciation   August 31         $3,813,380        $3,328,543      $2,389,282
--------------------------------------------------------------------------------------------
Core Equity            October 31        $        0        N/A              N/A
--------------------------------------------------------------------------------------------
Diversified Growth     October 31        $1,617,965        $1,263,720      $  951,427
--------------------------------------------------------------------------------------------
Growth and Income      September 30      $  474,219       $   435,069      $  257,483
--------------------------------------------------------------------------------------------
High Yield             September 30      $  298,426       $   416,452      $  263,783
--------------------------------------------------------------------------------------------
International Equity   October 31        $  791,468       $   431,921      $  110,376
--------------------------------------------------------------------------------------------
Mid Cap                October 31        $6,172,022        $3,838,418      $2,588,488
--------------------------------------------------------------------------------------------
Small Cap              October 31        $2,555,219        $1,759,683      $1,044,722
--------------------------------------------------------------------------------------------


        In addition, Heritage has entered into agreements with each fund's subadviser and paid the following fees pursuant to those agreements.


--------------------------------------------------------------------------------------------
                                         Subadvisory fees paid by Heritage
--------------------------------------------------------------------------------------------
Fund                   Fiscal year end   Fiscal year 2005  Fiscal year      Fiscal year
                                                           2004             2003
--------------------------------------------------------------------------------------------
Capital Appreciation   August 31
  GSAM                                   $1,271,127        $1,109,514         796,427
  Eagle                                  $        0        $                $
                                                           0                0
--------------------------------------------------------------------------------------------
Core Equity            October 31        $   35,959        N/A              N/A
--------------------------------------------------------------------------------------------
Diversified Growth     October 31        $  808,983        $  631,860     $   475,714
--------------------------------------------------------------------------------------------
Growth and Income      September 30
  Thornburg                              $  302,360        $  273,623    $    180,973
  Eagle                                  $        0        $        0    $          0
--------------------------------------------------------------------------------------------
High Yield             September 30      $  246,713        $  274,611    $    206,133
--------------------------------------------------------------------------- ----------------
International Equity   October 31        $  462,387        $  309,339    $    140,899
--------------------------------------------------------------------------------------------
Mid Cap                October 31        $3,085,542        $1,923,140    $  1,294,244
--------------------------------------------------------------------------------------------
Small Cap              October 31
  Awad                                   $  667,586        $  399,922    $    334,799
  Eagle                                  $  610,024        $  479,920    $    275,650
--------------------------------------------------------------------------------------------



        Further, Heritage has contractually agreed to waive through the fund's 2006 fiscal year expenses to the extent that total annual operating expenses exceed certain limits for each class.

        Effective January 2, 2006, each fund, except Capital Appreciation and Growth and Income, have allocated the management fee rate paid to Heritage between advisory and administrative fee rates. This administrative fee was previously combined with the investment advisory fee. As a result, the investment advisory fee rates have been adjusted to reflect the separation of these fees. This administrative fee is equal to 0.15% of the average daily net assets of Class A, Class B, Class C and Class R-3 shares and 0.10% of the average daily net assets of Class I and Class R-5 shares

        For each fund, the advisory and subadvisory fees, as well as the contractual expense limit, are determined as follows:

        Capital Appreciation

           ----------------------------------------------------------------
                                      Average daily
                                      net assets             Rate charged
           ----------------------------------------------------------------
           Investment Advisory Fee
           ----------------------------------------------------------------
                                      $0 to $1 billion       0.75%
           ----------------------------------------------------------------
                                      Over $1 billion        0.70%
           ----------------------------------------------------------------
           ----------------------------------------------------------------
           Subadvisory Fee - GSAM
           ----------------------------------------------------------------
                                      All assets             0.25%
           ----------------------------------------------------------------
           ----------------------------------------------------------------
           Subadvisory Fee - Eagle    $0 to $1 billion       0.375%
           ----------------------------------------------------------------
                                      Over $1 billion        0.35%
           ----------------------------------------------------------------

        Heritage has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.60% of the class' average daily net assets, Class B and Class C annual operating expenses exceed 2.40% of that class' average daily net assets for the fund's 2006 fiscal year, Class I and Class R5 annual operating expenses exceed 1.35% of that class' average daily net assets for the fund's 2006 fiscal year and Class R3 annual operating expenses exceed 1.85% of that class' average daily net assets for the fund's 2006 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

        Core Equity

           ----------------------------------------------------------------
                                      Average daily
                                      net assets             Rate charged
           ----------------------------------------------------------------
           Investment Advisory Fee
           ----------------------------------------------------------------
                                      All assets             0.60%
           ----------------------------------------------------------------
           ----------------------------------------------------------------
           Subadvisory Fee
           ----------------------------------------------------------------
                                      All assets             0.375%
           ----------------------------------------------------------------
           ----------------------------------------------------------------

        Heritage has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.65% of the class' average daily net assets, Class B and Class C annual operating expenses exceed 2.35% of that class' average daily net assets for the fund's 2006 fiscal year, Class I and Class R5 annual operating expenses exceed 1.35% of that class' average daily net assets for the fund's 2006 fiscal year and Class R3 annual operating expenses exceed 1.90% of that class' average daily net assets for the fund's 2006 fiscal year. These expense limitations exclude interest, taxes, brokerage commissions and extraordinary expenses. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

        Diversified Growth, Mid Cap, Small Cap

           ----------------------------------------------------------------
                                      Average daily
                                      net assets             Rate charged
           ----------------------------------------------------------------
           Investment Advisory Fee
           ----------------------------------------------------------------
                                      $0 to $500 million     0.60%
           ----------------------------------------------------------------
                                      $500 million to
                                      $1 billion             0.55%
           ----------------------------------------------------------------
                                      Over $1 billion        0.50%
           ----------------------------------------------------------------
           ----------------------------------------------------------------
           Subadvisory Fee            $0 to $500 million     0.375%
           ----------------------------------------------------------------
                                      $500 million to
                                      $1 billion             0.35%
           ----------------------------------------------------------------
                                      Over $1 billion        0.325%
           ----------------------------------------------------------------

        For Diversified Growth, Heritage has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.60% of the class' average daily net assets, Class B and Class C annual operating expenses exceed 2.35% of that class' average daily net assets for the fund's 2006 fiscal year, Class I and Class R5 annual operating expenses exceed 1.30% of that class' average daily net assets for the fund's 2006 fiscal year and Class R3 annual operating expenses exceed 1.85% of that class' average daily net assets for the fund's 2006 fiscal year. These expense limitations exclude interest, taxes, brokerage commissions and extraordinary expenses. For Mid Cap, Heritage has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.45% of the class' average daily net assets, Class B and Class C annual operating expenses exceed 2.20% of that class' average daily net assets for the fund's 2006 fiscal year , Class I and Class R5 annual operating expenses exceed 1.15% of that class' average daily net assets for the fund's 2006 fiscal year and Class R3 annual operating expenses exceed 1.70% of that class' average daily net assets for the fund's 2006 fiscal year. These expense limitations exclude interest, taxes, brokerage commissions and extraordinary expenses. For Small Cap, Heritage has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.40% of the class' average daily net assets, Class B and Class C annual operating expenses exceed 2.15% of that class' average daily net assets for the fund's 2006 fiscal year, Class I and Class R5 annual operating expenses exceed 1.10% of that class' average daily net assets for the fund's 2006 fiscal year and Class R3 annual operating expenses exceed 1.65% of that class' average daily net assets for the fund's 2006 fiscal year. These expense limitations exclude interest, taxes, brokerage commissions and extraordinary expenses. For each fund, the Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

        Growth and Income Trust

           ----------------------------------------------------------------
                                      Average daily
                                      net assets             Rate charged
           ----------------------------------------------------------------
           Investment Advisory Fee
           ----------------------------------------------------------------
                                      $0 to $100 million     0.75%
           ----------------------------------------------------------------
                                      $100 million to $500
                                      million                0.60%
           ----------------------------------------------------------------
                                      Over $500 million      0.55%
           ----------------------------------------------------------------
           ----------------------------------------------------------------
           Subadvisory Fee            $0 to $100 million     0.375%
           ----------------------------------------------------------------
                                      $100 million to $500
                                      million                0.30%
           ----------------------------------------------------------------
                                      Over $500 million      0.275%
           ----------------------------------------------------------------

        High Yield Bond Fund

           ----------------------------------------------------------------
                                      Average daily
                                      net assets             Rate charged
           ----------------------------------------------------------------
           Investment Advisory Fee
           ----------------------------------------------------------------
                                      $0 to $100 million     0.45%
           ----------------------------------------------------------------
                                      $100 million to $500
                                      million                0.35%
           ----------------------------------------------------------------
                                      Over $500 million      0.30%
           ----------------------------------------------------------------
           ----------------------------------------------------------------
           Subadvisory Fee            $0 to $100 million     0.30%
           ----------------------------------------------------------------
                                      $100 million to $500   0.25%
                                      million
           ----------------------------------------------------------------
                                      Over $500 million      0.225%
           ----------------------------------------------------------------

        Heritage contractually has agreed to waive through the fund's 2006 fiscal year management fees to the extent that total annual operating expenses attributable to Class A shares exceed 1.20% of the average daily net assets or to the extent that total annual operating expenses attributable to Class C shares exceed 1.75% of average daily net assets. These expense limitations exclude interest, taxes, brokerage commissions and extraordinary expenses.

        International Equity Fund

           ----------------------------------------------------------------
                                      Average daily
                                      net assets             Rate charged
           ----------------------------------------------------------------
               Investment
               Advisory Fee
           ----------------------------------------------------------------
                                      $0 to $100 million     0.85%
           ----------------------------------------------------------------
                                      $100 million to
                                      $1 billion             0.65%
           ----------------------------------------------------------------
                                      Over $1 billion        0.55%
           ----------------------------------------------------------------
           ----------------------------------------------------------------
               Subadvisory Fee        $0 to $100 million     0.45%
           ----------------------------------------------------------------
                                      Over $100 million      0.40%
           ----------------------------------------------------------------

        Heritage  contractually  has agreed to waive  through  the  fund's  2006 fiscal year management fees to the extent that Class A annual operating expenses, exclusive of foreign taxes paid, exceed 1.78% or to the extent that Class B and Class C annual operating expenses exceed 2.53% of average daily net assets attributable to that class during this fiscal year. These expense limitations exclude interest, taxes, brokerage commissions and extraordinary expenses.

        CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund's shares to which those expenses are attributable.

        E.   PORTFOLIO MANAGERS
             ------------------

        Each portfolio manager has provided the information found in this section and presented below for Heritage's use in the SAI.

        1).  CAPITAL APPRECIATION TRUST

        Herbert E. Ehlers, Steven M. Barry, Gregory H. Ekizian, and David G. Shell manage the Fund's investment portfolio. Mr. Ehlers serves as Chairman of the Growth Team and Messrs. Barry, Ekizian, and Shell are Chief Investment Officers ("CIOs") and portfolio managers of the Growth Team. All 22 members of the Growth Team discuss their research analysis and recommendations at investment strategy meetings. The entire Growth Team discusses and debates whether the business being presented meets the Growth Team's definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The Chairman and the CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment. Messrs. Ehlers, Ekizian, and Shell joined Goldman Sachs Asset Management, L.P. ("GSAM") in January 1997 when it acquired Liberty Investment Management. They were senior portfolio managers at Liberty prior to the acquisition. Mr. Ehlers began the strategy at Liberty's predecessor firm, Eagle Asset Management in 1985, Mr. Shell joined in 1987, and Mr. Ekizian joined in 1990. Mr. Barry joined GSAM as a senior portfolio manager in 1999.

        As of August 31, 2005, Messrs. Ehlers, Barry, Ekizian and Shell are responsible for the day-to-day management of the following other accounts:

                                           Number of accounts   Total assets
                                           ------------------   ------------
         Registered investment companies          28           $ 9,114,961,042
         Other pooled investment vehicles          1           $    97,761,227
         Other accounts                          525           $19,700,039,378

        In 15 of the 525 of the above "other" accounts, the advisory fee payable to GSAM is based upon the account's performance and the assets managed that pay the fee are $2,651,717,680.

        Material Conflicts of Interest: GSAM portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than Capital Appreciation Trust (the "Fund") and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

        GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be affected between the Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

        Each portfolio manager's compensation consists of a base salary and a performance bonus. Each is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. In addition, each is paid a performance bonus that is tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which, in part, is derived from advisory fees and for certain accounts, performance based fees. The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process.

        The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

        GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

        In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(ii) a profit  sharing  program  to  which  Goldman  Sachs & Co.  makes a pretax contribution;  and  (iii)  investment  opportunity  programs  in  which  certain
professionals  are  eligible  to  participate   subject  to  certain  net  worth
requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

        Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

        As of August 31, 2005, Mr. Ehlers personally owns over $1,000,000 of the Fund's shares; Mr. Barry owns no Fund shares, Mr. Shell owns between $100,001 and $500,000 and Mr. Ekizian owns no Fund shares.

        2).  CORE EQUITY FUND

        Richard Skeppstrom, CFA Managing Director, E. Craig Dauer, Co-Portfolio Manager, John G. Jordan III, Co-Portfolio Manager and Robert Marshall Co-Portfolio Manager are responsible for the day-to-day management of the fund. (the "Team"). The Team has been managing the fund since inception in May 2005.

        As of September 30, 2005, the Team is responsible for the day-to-day management of the following other accounts:

                                           Number of accounts  Total assets
                                           ------------------  ------------
         Registered investment companies          4            $  332,625,043
         Other pooled investment vehicles         0            $    0
         Other accounts                         6,023          $1,765,134,267

        In each of the above accounts, the advisory fee payable to Eagle is not based upon the account's performance.

        When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

        The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm's Code of Ethics.

        Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee.

        Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

        Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and the relative (pre-tax) performance (typically 1- and 3-year performance) of these accounts and various other variable forms of compensation, including stock options and an Executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. Their investment professionals are compensated as follows:

        o All portfolio managers are paid base salaries that are competitive with others in their fields, based on industry surveys;
        o Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;
        o Additional deferred compensation plans including restricted stock awards and stock option programs may be provided to key investment professionals;
        o All portfolio managers generally are eligible to receive benefits from the subadviser's parent company including a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

        As of October 31, 2005, Mr. Dauer and Mr. Jordan do not own shares of the Fund. Mr. Marshall personally owns between $50,001 and $100,000 shares of the Fund. Mr. Skeppstrom personally owns between $100,001 and $500,000 shares of the Fund.

        3).  DIVERSIFIED GROWTH FUND

        Bert Boksen, Senior Vice President and Managing Director of Eagle is the portfolio manager of the fund responsible for the day-to-day management of the fund. Mr. Boksen has been a manager to the fund since 1998. Christopher
Sassouni, D.M.D., Vice President and Assistant Portfolio Manager effective January 2006.

     As of September 30, 2005, Mr. Boksen is responsible for the day-to-day management of the following other accounts:

                                        Number of accounts      Total assets
                                        ------------------      ------------
Registered investment companies                 9               $ 743,945,609
Other pooled investment vehicles                1               $  26,326,894
Other accounts                                1,372             $1,114,588,139

        Mr. Sassouni does not manage other accounts.

In the "other pooled investment vehicles" category above, the advisory fee payable to Eagle is based upon the account's performance.

        When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

        The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm's Code of Ethics.

        Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

        Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. Mr. Boksen, along with other portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term and additional deferred compensation plans are provided to key investment professionals Mr. Boksen also participates in a non-qualified stock option program. Additionally, Mr. Boksen, along with all employees receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Although some accounts may pay significantly higher or lower fees than the Fund, there is no difference between the basic methodology used to determine Mr. Boksen's compensation with respect to the Fund and other Funds managed by Mr. Boksen. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. This revenue sharing program provides for an annual bonus, a portion of which may be paid in the form of restricted stock in Eagle's parent company. Mr. Boksen's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

        Mr. Boksen's benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

        Mr. Sassouni is paid a base salary and a bonus that is competitive with other similiarly situated investment professionals in the industry, based on industry surveys. Mr. Sassouni, along with all Eagle employees, receives benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Mr. Sassouni's compensation is on his

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

individual performance as a Senior Research Analyst as well as his contribution to the results of the investment products of Eagle's small and mid cap teams. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. In addition, Mr. Sassouni may recieve an additional compensation and bonus for his contribution as an assistant portfolio manager of the Fund and other similiarly managed accounts.

        As of October 31, 2005, Mr. Boksen owns between $1,000,000 and $5,000,000 of the Fund's shares. Mr. Sassouni owns between $1 and $10,000 of the Fund's shares.

        4).  GROWTH AND INCOME FUND

        William V. Fries, CFA, has been responsible for the day-to-day management of the investment portfolio since July 2001. Mr. Fries has been a Managing Director and Portfolio Manager at Thornburg since 1995. Brad Kinkelaar has been the Managing Director and Portfolio Manager since 1995 has served with Mr. Fries as a co-manger of the fund since 2006.

        As of September 30, 2005, Mr. Fries is responsible for the day-to-day management of the following other accounts:

                                           Number of accounts  Total assets
                                           ------------------  ------------
         Registered investment companies          27           $  7.9 billion
         Other pooled investment vehicles         17           $  1.6 billion
         Other accounts                          2939          $  1.7 billion

In 1 of the 2939 of the above "other" accounts, the advisory fee payable to Thornburg is based upon the account's performance and the assets managed that pay the fee are $655.2 million.

        As of September 30, 2005, Mr. Kinkelaar is responsible for the day-to-day management of the following other accounts:

                                           Number of accounts  Total assets
                                           ------------------  ------------
         Registered investment companies           2           $ 1.1 billion
         Other pooled investment vehicles          0           $ 0
         Other accounts                            0           $ 0

None of the above accounts have an advisory fee that is payable to Thornburg based upon the account's performance and the assets managed.

        Material Conflicts of Interest: Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:

        o Allocating a favorable investment opportunity to one account but not another.
        o    Directing one account to buy a security  before  purchases  through
             other   accounts   increase  the  price  of  the  security  in  the
             marketplace.
        o Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.
        o Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

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


        The fund's investment manager, Thornburg Investment Management, Inc. ("Thornburg") has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

        The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective.

        Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager's compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager. The annual bonus is subjective.

        Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return.

        Neither Mr. Fries nor Mr. Kinkelaar owns any shares of the fund.

        5).  HIGH YIELD BOND FUND

        Mr. Peter J. Wilby, CFA and Managing Director, Chief Investment Officer of the North American Fixed Income. Mr. Wilby has been a co-manger of the fund since 1996. Ms. Semmel, CFA is the Managing Director and Senior Portfolio Manager of all high yield portfolios and has been a co-manager of the fund since 1996. In 2006, Legg Mason intends to combine the fixed-income operations of
SaBAM with those of Legg Mason's wholly-owned subsidiary, Western Asset Management Company, and its affiliates, ("Western Asset"). This combination will involve Western Asset and SaBAM sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. Thus, effective April 1, 2006, a team of investment professionals from SaBAM will assume the day-to-day management of the fund.

        As of September 30, 2005, Mr. Wilby is responsible for the day-to-day management of the following other accounts:

                                           Number of accounts  Total assets
                                           ------------------  ------------
Registered  investment  companies                 38           $17,000,000,000
Other pooled  investment vehicles                 14           $ 2,000,000,000
Other accounts                                    43           $ 8,000,000,000

In each of the above accounts, the advisory fee payable to Salomon Asset Management is not based upon the account's performance.

        As of September 30, 2005, Ms. Semmel is responsible for the day-to-day management of the following other accounts:

                                           Number of accounts  Total assets
                                           ------------------  ------------
         Registered investment companies          27           $14,000,000,000
         Other pooled investment vehicles         11           $ 1,000,000,000
         Other accounts                           22           $ 4,000,000,000

In each of the above accounts, the advisory fee payable to Salomon Asset Management is not based upon the account's performance.

        Potential conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts.

        The investment adviser and the fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, Citigroup Asset Management ("CAM") seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

        These potential conflicts include:

        ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

        ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

        PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

        SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

        VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

        RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

        CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

        CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

        The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

        Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

        Neither Mr. Wilby nor Ms. Semmel own any share of the fund.

        6).  INTERNATIONAL EQUITY FUND

        Rudolph-Riad Younes, CFA, Head of International Equities at Julius Baer Investment Management Inc., and Richard C. Pell, Chief Investment Officer of Julius Baer Investment Management Inc., have been responsible for the day-to-day management of the fund's investment portfolio since July 2002. Julius Baer Investment Management Inc. ("JBIM") has provided the following information regarding the managers which is current as of October 31, 2005.

        As of October 31, 2005, Mr. Pell is responsible for the day-to-day management of the following other accounts:

                                           Number of accounts  Total assets
                                           ------------------  ------------
         Registered investment companies          9            $  13,874,600
         Other pooled investment vehicles         5            $   2,064,900
         Other accounts                           50           $   6,682,200

In 1 of the 50 of the above "other" accounts, the advisory fee payable to JBIM is based upon the account's performance and the assets managed that pay the fee are $269,800.00.

        As of October 31, 2005, Mr. Younes is responsible for the day-to-day management of the following other accounts:

                                           Number of accounts  Total assets
                                           ------------------  ------------
         Registered investment companies          9            $  13,745,200
         Other pooled investment vehicles         5            $   2,078,200
         Other accounts                           51           $   6,578,800

In 1 of the 50 of the above "other" accounts, the advisory fee payable to JBIM is based upon the account's performance and the assets managed that pay the fee are $269,800.00.

        As Messrs. Younes and Pell share in the profits of JBIM, the conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where JBIM might share in investment gains. In addition, they may have an incentive to allocate securities preferentially to the accounts for which JBIM receives higher investment advisory fees based on the assets under management. In order to address these potential conflicts, JBIM's investment decision-making and trade allocation policies and procedures are designed to ensure that none of JBIM's clients are disadvantaged in JBIM's management of accounts. Additionally, JBIM's internal controls are tested on a routine schedule as part of the firm's Compliance Monitoring Program.

        Messrs. Younes and Pell are compensated via a methodology that uses a compensation of fixed compensation, compensation based on performance and compensation based on tenure. The fixed portion of their compensation includes salary, profit sharing and deferred compensation. The performance component is comprised of an annual bonus and the tenured portion is comprised of the employee stock purchase plan, the 401(k) plan and various retirement plans. The performance portion utilizes the MSCI EAFE Index and the MSCI ACWI ex US index as the appropriate benchmarks for the International Equity product. There is no difference in the methodology of compensating the managers with any of the accounts listed as "other accounts" in the above paragraphs.

        Messrs. Younes and Pell do not own any shares of the fund.

        7).  MID CAP STOCK FUND

        Todd McCallister, PhD, CFA, Managing Director of the fund is the co-manger with Stacey Thomas and is jointly responsible for the day to day management of the fund. Mr. McCallister has been a portfolio manager for the fund since 1997. Stacey Serafini Thomas, CFA, a Vice President and Co-Portfolio Manager of Eagle serves as Co-Portfolio Manager of the Fund since July 1, 2005.

        As of September 30, 2005, Mr. McCallister is responsible for the day-to-day management of the following other accounts:

                                           Number of accounts  Total assets
                                           ------------------  ------------
         Registered investment companies          2            $ 119,258,548
         Other pooled investment vehicles         0            $ 0
         Other accounts                         5,629          $ 2,959,450,527

        As of September 30, 2005, Ms. Thomas is responsible for the day-to-day management of the following other accounts:

                                           Number of accounts  Total assets
                                           ------------------  ------------
         Registered investment companies          0            $ 0
         Other pooled investment vehicles         0            $ 0
         Other accounts                         5,629          $ 2,959,450,527

In each of the above accounts, the advisory fee payable to Eagle is not based upon the account's performance.

        When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

        The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions

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

in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm's Code of Ethics.

        Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

        Mr. McCallister's and Ms. Thomas' compensation consists of a base salary, annual bonus, and stock options and other long term deferred compensation. They are paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. Mr. McCallister and Ms. Thomas, along with other Portfolio managers participates in a revenue-sharing program that provides incentives to build a successful investment program over the long term. This revenue sharing program provides for an annual bonus, a portion of which maybe paid in the form of restricted stock in Eagle's parent company. Their compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Although some accounts managed may pay higher or lower management fees than the Fund, there is no difference between the methodology used to determine Mr. McCallister's and Ms. Thomas' compensation with respect to the Fund and other accounts managed by them.

        Mr. McCallister and Ms. Thomas, along with all employees receives benefits from Eagle's parent company including a 401(k) plan, profit sharing and an Employee Stock Purchase Plan.

        Mr. McCallister's and Ms. Thomas' benchmarks for evaluation purposes include Lipper and Morningstar fund rankings for mutual fund performance and the S&P 400 MidCap index along with peer group rankings such as that from Callan Associates and Mercer Investment Consulting.

        Mr. McCallister and Ms. Thomas each personally owns between $50,001 and $100,000 of the Fund's shares as of October 31, 2005.

        8).  SMALL CAP STOCK FUND

        Bert Boksen, Senior Vice President and Managing Director of Eagle is the sole portfolio manager of the fund. Mr. Boksen has been a manager to the fund since 1998. Eagle Asset Management has offered the following information regarding Mr. Boksen as of October 31, 2005.

        Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P.. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership.

        As of September 30, 2005, Mr. Boksen is responsible for the day-to-day management of the following other accounts:

                                           Number of accounts  Total assets
                                           ------------------  ------------
         Registered investment companies          9            $  800,485,827
         Other pooled investment vehicles         1            $   26,326,894
         Other accounts                         1,372          $1,114,588,139

In the "other pooled investment vehicles" category above, the advisory fee payable to Eagle is based upon the account's performance.

        When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

        The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm's Code of Ethics.

        Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. . A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

        Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. Mr. Boksen, along with other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term and additional deferred compensation plans are provided to key investment professionals. Mr. Boksen also participates in a non-qualified stock option program. Additionally, Mr. Boksen, along with all employees receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Although some accounts may pay significantly higher or lower fees than the Fund, there is no difference between the basic methodology used to determine Mr. Boksen's compensation with respect to the Fund and other Funds managed by Mr. Boksen. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. This revenue sharing program provides for an annual bonus, a portion of which may be paid in the form of restricted stock in Eagle's parent company. Mr. Boksen's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

        Mr. Boksen's benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

        Mr. Boksen owns between $100,000 and $500,000 shares of the Fund as of October 31, 2005.

        James Awad is the CIO, President and Chairman of Awad Asset Management and has been a manager of the fund since inception.

        As of September 30, 2005, Mr. Awad is responsible for the day-to-day management of the following other accounts:

                                           Number of accounts  Total assets
                                           ------------------  ------------
         Registered investment companies          4            $  252,106,514
         Other pooled investment vehicles         1            $    9,677,905
         Other accounts                          1828          $  960,414,209

In the "other pooled investment vehicles" category above, the advisory fee payable to Awad is based upon the account's performance.

        Raymond James Financial currently holds a 75% ownership interests in Awad & Associates Inc. which acts as the general partner to a limited partnership formed for investment purposes. Mr. Awad is a 25% owner of Awad & Associates Inc. and the Portfolio Manager for the Awad & Associates II Ltd. Fund. Awad Asset Management also provides administrative and investment research services for the general partner. Certain officers and employees of Awad have investment interests in the partnership.

        On occasion, orders for the securities transactions of a partnership may be aggregated with orders for Awad's client accounts. In such instances, Awad will ensure that the allocation of securities among Awad's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Awad does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership.

        Awad's portfolio manager manages other accounts with investment strategies similar to the portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Awad has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Awad's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the manager and other investment personnel of Awad buy or sell securities also owned by, or bought or sold for clients.

     MR. AWAD IS PAID A BASE SALARY THAT PROVIDES TOTAL COMPENSATION COMPETITIVE WITH OTHER PORTFOLIO MANAGERS IN THE INDUSTRY, BASED ON INDUSTRY SURVEYS. IN ADDITION, MR. AWAD RECEIVES BENEFITS FROM AWAD'S PARENT COMPANY INCLUDING A 401(k) PLAN, PROFIT SHARING, AND EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PROGRAM. THERE IS NO DIFFERENCE BETWEEN THE METHOD USED TO DETERMINE MR. AWAD'S COMPENSATION WITH RESPECT TO THE FUND AND OTHER FUNDS MANAGED BY MR. AWAD. MR. AWAD'S ADDITIONAL COMPENSATION INCLUDES RECEIPT OF 25% OF THE NET PROFITS GENERATED BY THE GENERAL PARTNER AWAD & ASSOCIATES.

        Mr. Awad does not own any shares of the fund.

        F.   PORTFOLIO TURNOVER AND BROKERAGE PRACTICES
             ------------------------------------------

        Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. A fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The following table shows the turnover rate for each fund for the past two fiscal years:

--------------------------------------------------------------------------------
                                                         Turnover rate
--------------------------------------------------------------------------------
Fund                    Fiscal year end     Fiscal year 2005    Fiscal year 2004
--------------------------------------------------------------------------------
Capital Appreciation    August 31           42%                 27%
--------------------------------------------------------------------------------
Core Equity             October 31          66%                 N/A
--------------------------------------------------------------------------------
Diversified Growth      October 31          75%                 92%
--------------------------------------------------------------------------------
Growth and Income       September 30        73%                 80%
--------------------------------------------------------------------------------
High Yield              September 30        25%                 35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity    October 31          78%                 162%
--------------------------------------------------------------------------------
Mid Cap                 October 31          146%                124%
--------------------------------------------------------------------------------
Small Cap               October 31          50%                 59%
--------------------------------------------------------------------------------

        The subadvisers are responsible for the execution of each fund's portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities and any risk assumed by the executing broker.

        It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, the subadvisers may give consideration to research, statistical and other services furnished by brokers or dealers, and to potential access to initial public offerings ("IPOs") that may be made available by such broker-dealers. In addition, the subadvisers may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that the subadvisers determine in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the subadvisers in connection with services to clients other than the funds. A fund also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the funds to dealers on the basis of such research services.

        The subadvisers may use the Distributor, an affiliated broker-dealer, its affiliates or certain affiliates of Heritage and Eagle as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor, its affiliates or certain affiliates of Heritage and Eagle will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

        The subadvisers also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained. The following table shows the aggregate brokerage commissions paid for the fiscal year.

--------------------------------------------------------------------------------
                                             Aggregate  Brokerage  Commissions
                                             paid-Fiscal Year
--------------------------------------------------------------------------------
Fund                        Fiscal year-end  2005        2004         2003
--------------------------------------------------------------------------------
Capital Appreciation        August 31
  Total                                      $432,486    $493,569     $293,550
  Paid to Distributor                        $1,400      $0           $0
  % to Distributor                           0.32%       0%           0%
  % of transactions w/                       0.595%      0%           0%
Distributor
--------------------------------------------------------------------------------
Core Equity                 October 31                   N/A          N/A
--------------------------------------------------------------------------------

Total                                          $23,669
  Paid to Distributor                          $0
  % to Distributor                             0%
  % of transactions w/                         0%
Distributor
--------------------------------------------------------------------------------
Diversified Growth          October 31
Total                                        $445,753    $480,402     $678,711
  Paid to Distributor                        $10,438     $20,644      $12,528
  % to Distributor                           2.34%       4.30%        1.85%
  % of transactions w/                       1.76%       3.14%        1.07%
Distributor
--------------------------------------------------------------------------------
Growth and Income           September 30
  Total                                      $116,241    $141,630     $109,431
  Paid to Distributor                        $0          $1,685       $1,405
  % to Distributor                           0%          1.19%        1.28%
  % of transactions w/                       0%          1.25%        1.14%
Distributor
--------------------------------------------------------------------------------
High Yield                  September 30
  Total                                      $0
  Paid to Distributor                        $0
  % to Distributor                           0%
  % of transactions w/                       0%
Distributor
--------------------------------------------------------------------------------
International Equity        October 31
  Total                                      $277,306    $332,632     $221,776
  Paid to Distributor                        $6,948      $2,491       $0
  % to Distributor                           2.51%       0.75%        0%
  % of transactions w/                       2.46%       0.92%        0%
Distributor
--------------------------------------------------------------------------------
Mid Cap                     October 31
  Total                                      $3,396,214  $2,024,119   $1,975,658
  Paid to Distributor                        $37,000     $6,545       $0
  % to Distributor                           1.09%       0.32%        0%
  % of transactions w/                       0.66%       0.38%        0%
Distributor
--------------------------------------------------------------------------------
Small Cap                   October 31
  Total                                      $854,134    $602,569     $367,092
  Paid to Distributor                        $35,154     $36,525      $17,945
  % to Distributor                           4.12%       6.06%        4.89%
  % of transactions w/                       2.31%       3.65%        3.11%
Distributor
--------------------------------------------------------------------------------


        Each fund may not buy securities from, or sell securities to, the Distributor as principal. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

        Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.

        Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, Heritage, the Adviser, each subadviser and the Distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the SEC.

        G.   DISTRIBUTION OF SHARES
             ----------------------

        DISTRIBUTION. Shares of each fund are offered continuously through the funds' principal underwriter, Raymond James & Associates, Inc. (the "Distributor"), P.O. Box 33022 St. Petersburg, Florida 33733 and through other participating dealers or banks that have dealer agreements with the Distributor. Subject to the fund's Board of Trustees and regulatory approvals, Heritage Fund Distributors, Inc. will serve as the distributor to the funds. In the event such approvals are obtained, references to the Distributor will be deemed to be references to Heritage Fund Distributors, Inc.

        The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act. The Distributor and Financial Advisors or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating dealers.

        DISTRIBUTION AGREEMENT. Each fund had adopted a Distribution Agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

        The Distribution Agreements may be terminated at any time on 60 days written notice without payment of any penalty by either party. Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees. For so long as either Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

        RULE 12b-1 DISTRIBUTION PLAN. Each fund has adopted a Distribution Plan under Rule 12b-1 for each class of shares (each a "Plan" and collectively the "Plans"). These Plans permit a fund to pay the Distributor the monthly distribution and service fee out of the fund's net assets to finance activity that is intended to result in the sale and retention of each class of shares. The funds used all Class A, Class B, Class C and Class R-3 12b-1 fees to pay the Distributor.

        As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund of the Series Trust may pay the Distributor distribution and service fees of up to 0.35% of that fund's average daily net assets attributable to Class A shares of that fund. Capital Appreciation Trust and Growth and Income Trust may pay the Distributor distribution and service fees of up to 0.50% of that fund's average daily net assets attributable to Class A shares of that fund. Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares. These fees are computed daily and paid monthly. The Distributor, on Class C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

        As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B shares and Class C shares and in connection with personal services rendered to Class B and Class C shareholders and the maintenance of Class B and Class C shareholder accounts, each fund, except High Yield, pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund's average daily net assets attributable to Class B shares and Class C shares. High Yield may pay the Distributor distribution and service fees of up to 0.80% of that fund's average daily net assets attributable to Class A shares of that fund. These fees are computed daily and paid monthly.

        As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class R-3 shares and in connection with personal services rendered to Class R-3 shareholders and the maintenance of Class R-3 shareholder accounts, each fund offering Class R-3 shares pays the Distributor a service fee of 0.25% and a distribution fee of 0.25% of that fund's average daily net assets attributable to Class R-3 shares. These fees are computed daily and paid monthly.

        With respect to Class I and Class R-5 shares, the funds offering such shares do not currently pay the Distributor a 12b-1 fee.

        The following table illustrates the amount of class specific 12b-1 fees paid by the funds to the Distributor for the fiscal year ended on the indicated date. All 12b-1 fees were paid to the Distributor.

        ---------------------------------------------------------------------------------------
                Fund           Fiscal Year Ended     Class A        Class B        Class C
                ----           -----------------     -------        -------        -------
        ---------------------------------------------------------------------------------------
        Capital Appreciation      August 31, 2005      $877,131       $357,956      $1,178,027
                               ------------------------------------------------
        Core Equity              October 31, 2005       $15,875             $0         $32,391
                               ------------------------------------------------
        Diversified Growth       October 31, 2005      $271,436       $212,698        $692,179
                               ------------------------------------------------
        Growth and Income      September 30, 2005      $111,387        $73,695        $287,051
                               ------------------------------------------------
        High Yield             September 30, 2005      $106,693        $88,365        $228,120
                               ------------------------------------------------
        International Equity     October 31, 2005       $96,587        $32,007        $606,763
                               ------------------------------------------------
        Mid Cap                  October 31, 2005    $1,327,091       $599,939      $2,551,729
                               ------------------------------------------------
        Small Cap                October 31, 2005      $550,739       $145,322        $892,012
                               ------------------------------------------------

        Each Plan was approved by the Board, including a majority of the Trustees who are not interested persons of a fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees"). In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan. Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.

        The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.

        Heritage has entered into agreements with the Distributor and other broker-dealers to provide certain services on behalf of the funds. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. As compensation, Heritage pays from its own resources, a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers.

        H.   PAYMENTS TO DEALERS.
             --------------------

        The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

        The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Heritage or one or more of its corporate affiliates (collectively, the "Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of funds. Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Many financial advisors that sell shares of funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. Affiliates do not make an independent assessment of the cost of providing such services.

        In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.

        REVENUE SHARING PAYMENTS. Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of funds. The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial advisor's funds sales system, placing funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including funds in its fund sales system (on its "sales shelf"). Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor.

        The revenue sharing payments Affiliates make may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial advisor ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

        ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. Affiliates also may make payments to certain financial advisors that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also may make payments to certain financial advisors that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

        OTHER CASH PAYMENTS. From time to time, Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the funds. Such compensation provided by Affiliates may include financial assistance to financial advisors that enable Affiliates to participate in an/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). Affiliates make payments for entertainment events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

        Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of funds or retain shares of funds in their clients' accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the funds with respect to those assets.

        In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this Statement of Additional Information. You can ask your financial advisor about any payments it receives from Affiliates or the funds, as well as about fees and/or commissions it charges.

        I.   ADDITIONAL SERVICES TO THE FUNDS
             --------------------------------

        ADDITIONAL, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. Heritage, subject to the control of the Board, will manage, supervise and conduct the administrative and business affairs of each fund; furnish office space and equipment; oversee the activities of the subadvisers and the Custodian; and pay all salaries, fees and expenses of officers and Trustees of each fund who are affiliated with Heritage. In addition, Heritage provides certain shareholder servicing activities for customers of the funds. State Street Bank & Trust is the fund accountant for the International Equity Fund. Each fund pays directly for fund accounting and transfer agent services.

        The following table shows the fees paid to Heritage as fund accountant for each of the past three fiscal years for all funds except International Equity. State Street Bank is the fund accountant for International Equity:

--------------------------------------------------------------------------------
                                           Fund Accounting Fees Paid During
                                           Fiscal Year
--------------------------------------------------------------------------------
Fund                      Fiscal year-end  2005          2004         2003
--------------------------------------------------------------------------------
Capital Appreciation      August 31        $70,983       $62,312      $52,864
--------------------------------------------------------------------------------
Core Equity               October 31       $28,031       N/A          N/A
--------------------------------------------------------------------------------
Diversified Growth        October 31       $73,242       $64,126      $52,085
--------------------------------------------------------------------------------
Growth and Income         September 30     $67,110       $59,989      $43,236
--------------------------------------------------------------------------------
High Yield                September 30     $84,009       $76,357      $61,654
--------------------------------------------------------------------------------
Mid Cap                   October 31       $73,353       $64,402      $52,947
--------------------------------------------------------------------------------
Small Cap                 October 31       $73,157       $64,619      $52,861
--------------------------------------------------------------------------------

        CUSTODIAN. State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as custodian of each fund's assets. The Custodian also provides portfolio accounting and certain other services for the funds.

        LEGAL  COUNSEL.  Kirkpatrick  &  Lockhart  Nicholson  Graham  LLP,  1800
Massachusetts Avenue, NW, 2nd Floor, Washington, D.C. 20036, serves as counsel to the funds.

        INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 101 E. Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, is the independent registered certified public accounting firm for the funds. The Financial Statements of the funds that appear in this SAI have been audited by PricewaterhouseCoopers LLP, and are included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing.

        J.   POTENTIAL LIABILITY
             -------------------

        Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of a fund. To protect its shareholders, each fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of a fund. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument each fund or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for a fund's obligations, that fund is required to use its property to protect or compensate the shareholder. On request, a fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of a fund. Therefore, financial loss resulting from liability as a shareholder will occur only if a fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                   APPENDIX A
                                   ----------

                              FUND INVESTMENT TABLE
                              ---------------------

        ALL PERCENTAGE LIMITATIONS ARE BASED ON THE FUND'S TOTAL ASSETS, UNLESS OTHERWISE SPECIFIED.

N      NET ASSETS
10     MINIMUM PERCENT OF ASSETS (ITALIC TYPE)
10     NO MORE THAN SPECIFIED PERCENT OF ASSETS (ROMAN TYPE)
--     NOT PERMITTED
O      NO POLICY LIMITATION ON USAGE
|_|    PERMITTED, BUT TYPICALLY HAS NOT BEEN USED
**     EXCLUDING THOSE SHORT-TERM MONEY MARKET INSTRUMENTS NOT SEPARATELY LISTED



----------------------------------------------------------------------------------------------------
                                                                     GROWTH             MID    SMALL
                          CAPITAL      CORE    DIVERSIFIED  INT'L.     AND    HIGH      CAP     CAP
                       APPRECIATION   EQUITY      GROWTH    EQUITY   INCOME   YIELD    STOCK   STOCK
----------------------------------------------------------------------------------------------------
  o COMMON STOCKS           65          80                                             80(1)   80(1)

  o EQUITY SECURITIES                               65       80(1)     65      20

  o CONVERTIBLE
    SECURITIES

  o WARRANTS                                                                   20

  ->INVESTMENT GRADE         O          20           O       20         O      20      20      20

  ->BELOW                   --          --           5        5        35(1)   20       5       5
  INVESTMENT
    GRADE

  o CORPORATE DEBT          --          20          --       20(2)      O(3)   80      20      --

  o SHORT-TERM              35          20          35       20         O      20      20      20
    MONEY
    MARKET
    INSTRUMENTS**

  o ILLIQUID                10          15          15       10        10      10      15      15
    SECURITIESN


----------

(1) Growth and Income will not invest 35% or more of its assets in below investment grade convertible and nonconvertible securities.

(2) Investment grade non-convertible foreign debt.

(3) Growth and Income may invest not more than 10% of its assets in non-convertible corporate debt obligations that are rated below investment grade by Moody's or S&P.

High Yield can invest 20% of its assets in common stock, convertible securities, preferred stock, warrants or other equity securities when consistent with the fund's objectives.


----------------------------------------------------------------------------------------------------
                                                                     GROWTH             MID    SMALL
                          CAPITAL      CORE    DIVERSIFIED  INT'L.     AND    HIGH      CAP     CAP
                       APPRECIATION   EQUITY      GROWTH    EQUITY   INCOME   YIELD    STOCK   STOCK
----------------------------------------------------------------------------------------------------
  o REPURCHASE              35          20          35       20        25      20      20      20
    AGREEMENTS

  o REVERSE                  5           5          33 1/3   33 1/3     5      20      33 1/3  33 1/3
    REPURCHASE
    AGREEMENTS

  o U.S.                    35          20          35       20         O       O      20      20
    GOVERNMENT
    SECURITIES

  o ZERO                    --           5          --       --       |_|       O      --      --
    COUPON
    SECURITIES

  o FOREIGN                 10(4)       20(*)       10       80(N)     30(5)    ---    15(N)   15(N)
    SECURITIES
    EXPOSURE

  o FOREIGN                ---         ---         ---      ---       ---      20     ---     ---
    DEBT

  o ADRS                    10(6)       20(*)        O        O        20(8)    O      20      20

  o HEDGING
    INSTRUMENTS

  ->FUTURES                 --          20          --        O        --       5      20      --
  CONTRACTS

  ->OPTIONS CONTRACTS        O(6)       20          --        O         O(7)    5      20      --

  ->FORWARD
  CONTRACTS                  O          20           O        O         O       5      20      --
  (INCLUDING FOREIGN
  CURRENCY
  TRANSACTIONS)


----------
(4) Capital Appreciation's investments in foreign securities and ADRs may not exceed 10%.

* Core Equity's investments in foreign securities and ADRs may not exceed a total of 20%.

(5) Growth and Income may invest up to 30% in foreign securities, including ADRs and other similar securities.

(6) Capital Appreciation may not write put or call options.

(7) Growth and Income may write covered calls. The aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of the fund's net assets.


  o FORWARD                 --        ----          --        O        --      25(8)    ---      --      --
    COMMITMENTS

  o INDEX                    5        10(**)        10       10        10      10         O      20      20
    SECURITIES AND
    OTHER INVESTMENT
    COMPANIES

  o WHEN-ISSUED AND         --        ----          --        O        --      --         O      --      --
    DELAYED DELIVERY
    TRANSACTIONS

  o LOANS OF                --          20          --      |_|       |_|      25(12)   |_|     |_|      --
    PORTFOLIO
    SECURITIES

  o TEMPORARY              100         100         100      100       100     100       100     100     100
    DEFENSIVE
    MEASURES

  o FIXED AND                                                                            10
    FLOATING RATE
    LOANS


----------
(8) Growth and Income currently has no intention of engaging in this transaction at this time.

                                   APPENDIX B
                                   ----------

                            COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER DEBT RATINGS
----------------------------------------------------------------------------

PRIME-L. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS
---------------------------------------------------------

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

A-2.   Capacity  for  timely   payment  of  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

CORPORATE DEBT RATINGS

The rating services' descriptions of corporate debt ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE DEBT RATINGS
---------------------------------------------------------------------

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS
-------------------------------------------------------

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C - The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                        HERITAGE GROWTH AND INCOME TRUST
                        --------------------------------

                            PART C OTHER INFORMATION
                            ------------------------

ITEM 23.          EXHIBITS
--------          --------

      (a)(i)      Declaration of Trust(1)

         (ii)     Amendment to Declaration of Trust(2)

      (b)(i)      Bylaws(1)

         (ii)     Amended and Restated Bylaws(1)

      (c)         Voting trust agreement-none

      (d)(i)(a)   Investment Advisory and Administration Agreement(1)

         (i)(b)   Supplement   to  Investment   Advisory  and   Administration
                  Agreement(5)

         (ii) Subadvisory Agreement between RJ Fund Management, Inc. and Eagle Asset Management, Inc. (1)

        (iii)     Subadvisory   Agreement  with   Thornburg   Investment
                  Management, Inc. (3)

      (e)         Distribution Agreement(1)

      (f)         Bonus, profit sharing or pension plans-none

      (g)(i)      Custodian Agreement(1)

         (ii)     Amended Fee Schedule to the Custodian Aggrement(6)

      (h)(i)      Transfer Agency and Service Agreement(4)

         (ii)     Amended  Fee  Schedule  to the  Transfer  Agency and Service
                  Agreement(6)

         (iii) Amended and Restated Fund Accounting and Pricing Service Agreement(6)

      (i)         Opinion and consent of counsel - filed herewith

      (j) Consent of Consent of Independent Registered Certified Public Accounting Firm - filed herewith

      (k)         Financial statements omitted from prospectus--none

      (l)         Letter of investment intent(1)

      (m)(i)      Class A Plan pursuant to Rule 12b-1(5)

         (ii)     Class C Plan pursuant to Rule 12b-1(5)

         (iii)    Class B Plan pursuant to Rule 12b-1(5)

      (n)(i)      Plan pursuant to Rule 18f-3(4)

         (i)      Amended Plan pursuant to Rule 18f-3(6)

      (o)         Power of Attorney(6)

      (p)(i) Code of Ethics for Heritage Asset Management, Inc. - filed herewith

         (ii) Code of Ethics for Eagle Asset Management, Inc. - filed herewith

         (iii) Code of Ethics for Thornburg Investment Management, Inc. - filed herewith

         (iv)     Code of Ethics for Raymond  James &  Associates,  Inc.(3)

         (v) Code of Ethics for Heritage Family of Funds - filed herewith


--------------

(1)   Incorporated  by reference from  Post-Effective  Amendment No. 12 to the
      Registration Statement of the Trust, SEC File No. 33-7559, filed previously on January 26, 1996.

(2) Incorporated by reference from Post-Effective Amendment No. 22 to the Registration Statement of the Trust, SEC File No. 2-98634, filed previously on July 2, 2001.

(3) Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement of the Trust, SEC File No. 2-98634, filed previously on December 21, 2001.

(4) Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement of the Trust, SEC File No. 2-98634, filed previously on November 1, 2002.

(5) Incorporated by reference from Post-Effective Amendment No. 29 to the Registration Statement of the Trust, SEC File No. 2-98634, filed previously on December 30, 2004.

(6) Incorporated by reference from Post-Effective Amendment No. 30 to the Registration Statement of the Trust, SEC File No. 2-98634, filed previously on October 31, 2005.


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-------     -------------------------------------------------------------
            None.

ITEM 25.    INDEMNIFICATION
--------    ---------------

      Article XI, Section 2 of the Trust's Declaration of Trust provides that:

      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b)   No  indemnification  shall  be  provided  hereunder  to a  Covered
Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that:

            (i) such Covered Person shall have provided appropriate security for such undertaking,

            (ii) the Trust is insured against losses arising out of any such advance payments or

            (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

     According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust.

     Article XII, Section 2 of the Declaration of Trust provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Paragraph 8 of the Investment Advisory and Administration Agreement of Heritage Growth and Income Trust ("Advisory Agreement") between the Trust and Heritage Asset Management, Inc. ("Heritage") provides that, Heritage shall not be liable for any error of judgment or mistake of law for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Heritage, who may be or become an officer, director, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Heritage even though paid by it.

     Paragraph 9 of the Subadvisory Agreement for Heritage Growth and Income Trust ("Subadvisory Agreement") between Heritage and Eagle Asset Management, Inc. ("Eagle") provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of Eagle or reckless disregard of its obligations and duties under the Subadvisory Agreement, Eagle shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.

     Paragraph 9 of the Subadvisory Agreement for Heritage Growth and Income Trust ("Subadvisory Agreement") between Heritage and Thornburg Investment Management, Inc. ("Thornburg") provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg or reckless disregard of its obligations and duties under the Subadvisory Agreement, Thornburg shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.

     Paragraph 7 of the Distribution Agreement of Heritage Growth and Income Trust ("Distribution Agreement") between the Trust and Raymond James & Associates, Inc. ("Raymond James") provides that the Trust agrees to indemnify, defend and hold harmless Raymond James, its several officers and directors, and any person who controls Raymond James within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Raymond James, its officers or Trustees, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Raymond James against any liability to the Trust or its shareholder to which Raymond James would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Distribution Agreement.

     Paragraph 13 of the Heritage Funds Accounting and Pricing Services Agreement ("Accounting Agreement") between the Trust and Heritage provides that the Trust agrees to indemnify and hold harmless Heritage and its nominees from all losses, damages, costs, charges, payments, expenses (including reasonable counsel fees), and liabilities arising directly or indirectly from any action that Heritage takes or does or omits to take to do (i) at the request or on the direction of or in reasonable reliance on the written advice of the Trust or
(ii) upon Proper Instructions (as defined in the Accounting Agreement), provided, that neither Heritage nor any of its nominees shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of Heritage's own willful misfeasance, willful misconduct, gross negligence or reckless disregard of its duties and obligations specifically described in the Accounting Agreement or its failure to meet the standard of care set forth in the Accounting Agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by the final adjudication of such issue.

ITEM 26.    I.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
--------          ----------------------------------------------------

     Heritage is a Florida corporation that offers investment management services. Heritage's offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33733. Information as to the officers and directors of Heritage is included in its current Form ADV filed with the Securities and Exchange Commission ("SEC") and is included by reference herein (File No. 801-25067).

            II.   BUSINESS AND OTHER CONNECTIONS OF SUBADVISERS
                  ---------------------------------------------

     Thornburg, a Delaware corporation, is a registered investment adviser. Thornburg is primarily engaged in the investment advisory business. Thornburg's offices are located at 119 East Marcy Street, Santa Fe, New Mexico, 87501. Information as to the officers and directors of Thornburg is included in its current Form ADV filed with the SEC and is incorporated by reference herein (File No. 801-17853).

     Eagle, a Florida corporation, is a registered investment adviser. All of its stock is owned by Raymond James Financial, Inc. ("RJF"). Eagle is primarily engaged in the investment advisory business. Eagle's offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33733. Information as to the officers and directors of Eagle is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

ITEM 27.    PRINCIPAL UNDERWRITER
--------    ---------------------

      (a) Raymond James, 880 Carillon Parkway, St. Petersburg, Florida 33733, is the principal underwriter for each of the following investment companies:
Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust.

            (b) The directors and officers of the Registrant's principal underwriter are:

                              Positions & Offices                Position
Name                          with Underwriter                   with Registrant
----                          ----------------                   ---------------

Thomas A. James               Chief Executive Officer,           None
                              Director

Chet Helck                    President, Chief Operating Officer None
                              Director

Robert F. Shuck               Vice Chairman                      None

Thomas S. Franke              Vice Chairman                      None

Francis S. Godbold            Vice Chairman, Director            None

Kenneth A. Shields            Director                           None

Harvard H. Hill, Jr.          Director                           None

Jonathan A. Bulkley           Director                           None

Paul W. Marshall              Director                           None

Angela Biever                 Director                           None

H. William Habermeyer, Jr.    Director                           None

Hardwick Simmons              Director                           None

Alex Sink                     Director                           None

Richard K. Riess              Executive Vice President           None
                              for Asset Management

Jeffrey P. Julien             Senior Vice President Finance,     None
                              Chief Financial Officer

Barry S. Augenbaum            Senior Vice President, Corporate   None
                              Secretary

J. Stephen Putnam             Executive Vice President           None

Terrance W. Bedford           Senior Vice President              None

Paul L. Matecki               Senior Vice President, Corporate   None
                              Counsel, Assistant Secretary

Michael R. Alford             Vice President, Associate          None
                              Corporate Counsel

Robert Stokes                 Vice President, Associate          None
                              Corporate Counsel

Susan Walzer                  Vice President, Associate          None
                              Corporate Counsel

Mark Barracca                 Vice President, Associate          None
                              Corporate Counsel

Terrance Bostic               Vice President, Associate          None
                              Corporate Counsel

Leslie Reese                  Vice President, Associate          None
                              Corporate Counsel

Lynn Pippenger                Treasurer, Assistant Secretary     None

Jennifer C. Ackart            Controller, Assistant Secretary    None

Donna L. Wilson               Assistant Secretary                None

Linda G. Whelpley             Assistant Secretary                None


     The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS
--------    --------------------------------

     The books and other documents required under the Investment Company Act of 1940 are maintained in the physical possession of the Trust's Custodian through February 28, 1994, except that: Heritage maintains some or all of the records required by the Investment Company Act of 1940; and the Subadviser maintains some or all of the records required by the Investment Company Act. Since March 1, 1994, all required records are maintained by Heritage.

ITEM 29.    MANAGEMENT SERVICES
--------    -------------------

            None.

ITEM 30.    UNDERTAKINGS
--------    ------------

            Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned authorized, in the City of St. Petersburg and the State of Florida, on the day of December 28, 2005.

                                    HERITAGE GROWTH AND INCOME TRUST

                                    By:  /s/ K.C. Clark
                                         ------------------------------------
-
                                         K.C. Clark, Executive Vice President,
                                         Principal Executive Officer

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933  this
registration statement has been signed below by the following persons in the capacities and the date(s) indicated.

Signature                             Title                      Date
---------                             -----                      ----

/s/ Stephen G. Hill                 President              December 28, 2005
-------------------
Stephen G. Hill

/s/ Richard K. Riess*                Trustee               December 28, 2005
---------------------
Richard K. Riess

/s/ Thomas A. James*          Chairman of the Board        December 28, 2005
--------------------
Thomas A. James

/s/ Keith B. Jarrett*                Trustee               December 28, 2005
---------------------
Keith B. Jarrett

/s/ C. Andrew Graham*                Trustee               December 28, 2005
---------------------
C. Andrew Graham

/s/ William J. Meurer*               Trustee               December 28, 2005
----------------------
William J. Meurer

/s/ James L. Pappas*                 Trustee               December 28, 2005
--------------------
James L. Pappas

/s/ David M. Phillips*               Trustee               December 28, 2005
----------------------
David M. Phillips

/s/ Deborah L. Talbot*               Trustee               December 28, 2005
----------------------
Deborah L. Talbot

/s/ Andrea N. Mullins          Principal Financial         December 28, 2005
---------------------               Officer
Andrea N. Mullins

*By: /s/ K.C. Clark
     --------------
   K.C. Clark,
    Attorney-In-Fact

                                INDEX TO EXHIBITS


Exhibit
Number      Description
------      -----------

(i)         Opinion and consent of counsel

(j)         Consent of Independent Registered Certified Public Accounting Firm

(p)(i)      Code of Ethics for Heritage Asset Management, Inc.

(p)(ii)     Code of Ethics for Eagle Asset Management, Inc.

(p)(iii)    Code of Ethics for Thornburg Investment Management, Inc.

(p)(v)      Code of Ethics for Heritage Family of Funds